AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2017

                                                              File No. 033-50718
                                                              File No. 811-07102

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 219                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 221                             /X/

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

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          /X/       Immediately upon filing pursuant to paragraph (b)
          / /       On [date] pursuant to paragraph (b)
          / /       60 days after filing pursuant to paragraph (a)(1)
          / /       75 days after filing pursuant to paragraph (a)(2)
          / /       On [date] pursuant to paragraph (a) of Rule 485
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                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                         CARDINAL SMALL CAP VALUE FUND

                       INSTITUTIONAL CLASS SHARES: CCMSX

                                   ADVISED BY
                      CARDINAL CAPITAL MANAGEMENT, L.L.C.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



                                                                            Page
CARDINAL SMALL CAP VALUE FUND
     INVESTMENT OBJECTIVE ...................................................  1
     FUND FEES AND EXPENSES .................................................  1
     PRINCIPAL INVESTMENT STRATEGY ..........................................  2
     PRINCIPAL RISKS ........................................................  2
     PERFORMANCE INFORMATION ................................................  3
     INVESTMENT ADVISER .....................................................  4
     PORTFOLIO MANAGERS .....................................................  4
     PURCHASE AND SALE OF FUND SHARES .......................................  4
     TAX INFORMATION ........................................................  4
     PAYMENTS TO BROKER-DEALERS
     AND OTHER FINANCIAL INTERMEDIARIES .....................................  4
MORE INFORMATION ABOUT RISK .................................................  5
MORE INFORMATION ABOUT FUND INVESTMENTS .....................................  6
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................  7
INVESTMENT ADVISER ..........................................................  7
PORTFOLIO MANAGERS ..........................................................  8
RELATED PERFORMANCE DATA OF THE INVESTMENT ADVISER ..........................  9
PRICING OF FUND SHARES ...................................................... 11
PURCHASING AND SELLING FUND SHARES .......................................... 11
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 17
OTHER POLICIES .............................................................. 18
DIVIDENDS AND DISTRIBUTIONS ................................................. 20
TAXES ....................................................................... 20
FINANCIAL HIGHLIGHTS ........................................................ 22
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     CARDINAL SMALL CAP VALUE FUND .................................. Back Cover

CARDINAL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Cardinal Small Cap Value Fund (the "Fund") seeks to achieve long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS SHARES
------------------------------------------------------------------------------------------
Management Fees                                                           0.70%
------------------------------------------------------------------------------------------
Other Expenses                                                            1.73%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      2.43%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                        (1.43)%
                                                                         -------
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee Reductions                 1.00%
and/or Expense Reimbursements(1)
------------------------------------------------------------------------------------------



(1) Cardinal Capital Management, L.L.C. (the "Adviser") has contractually agreed to reduce its fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses (collectively, "Excluded Expenses")) from exceeding 1.00% of the Fund's Institutional Class shares' average daily net assets until May 31, 2018 (the "Contractual Expense Limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the Contractual Expense Limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including Excluded Expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $102       $584     $1,131      $2,628
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PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies. The Adviser defines small capitalization companies as companies with market capitalizations, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 2000 Index. The securities in which the Fund invests are primarily common stock and real estate investment trusts ("REITs").

The Adviser uses a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that, in the view of the Adviser, are out of favor or undervalued relative to their peers. The Adviser emphasizes companies with the ability to generate discretionary cash flow after spending what is required to maintain the business at its current level of revenue, and to redeploy such cash flow to enhance value. The Adviser also looks for the following characteristics:

     o    Stable and predictable business model

     o    Motivated and competent management

     o    Unduly depressed valuation

     o    Catalyst for positive market revaluation

To manage risk, the Adviser seeks to adhere to a strong buy, hold and sell discipline. The Adviser may sell a security if (1) its expected return falls below certain levels due to price appreciation, (2) its market capitalization appreciates above the range of small capitalization securities, (3) there are, in the view of the Adviser, adverse changes in the fundamentals of the issuer,
(4) the Adviser believes that the business model of the issuer becomes unpredictable, or (5) the Adviser believes better relative value exists elsewhere.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


EQUITY MARKET RISK -- The risk that stock prices will fall over short or extended periods of time.

MANAGER RISK -- The performance of the Fund is dependent upon the portfolio managers' skill in making appropriate investments. The Adviser's investment strategy may fail to produce the intended result. As a result, the Fund may underperform its benchmark or peers.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

SMALL CAPITALIZATION COMPANIES RISK -- The risk that small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small capitalization companies may be less liquid than the market for larger capitalization companies.

VALUE STYLE RISK -- If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" may continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Updated performance information is available by calling 1-844-CCM-SEIC (1-844-226-7342) or by visiting the Fund's website at www.cardcap.com/mutualfunds.

                          2015                 1.47%
                          2016                18.22%

                      BEST QUARTER         WORST QUARTER
                         8.69%               (10.01)%
                      (12/31/2016)         (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


                                                                               SINCE
CARDINAL SMALL CAP VALUE FUND                               1 YEAR       INCEPTION (4/1/14)
-------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                   18.22%             7.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                   17.73%             7.04%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND               10.57%             5.70%
SALE OF FUND SHARES
RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTION             31.74%             7.93%
FOR FEES, EXPENSES OR TAXES)


INVESTMENT ADVISER

Cardinal Capital Management, L.L.C.

PORTFOLIO MANAGERS

Eugene Fox, Managing Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Robert Kirkpatrick, Managing Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Rachel Matthews, Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Robert Fields, Partner and Portfolio Manager, has managed the Fund since 2015.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $1,000,000. There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.


If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Cardinal Small Cap Value Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Cardinal Small Cap Value Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 1-844-CCM-SEIC (1-844-226-7342).


If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY MARKET RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

MANAGER RISK -- The investment performance of the Fund depends largely on the skill of key personnel and investment professionals of the Adviser. The Fund's investment strategy permits investments to be made in a range of issuers, securities, financial instruments and transactions. Within these parameters, the Adviser will make investment decisions for the Fund as it deems appropriate. No assurance can be given that the Fund will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Fund will be achieved. If key personnel, including key investment or key technical staff, were to leave the Adviser or be unable to perform their duties, the Adviser might not be able to find equally desirable replacements in a timely fashion and the performance of the Fund could, as a result, be adversely affected.

REIT RISK -- By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended ("1940 Act").

SMALL CAPITALIZATION COMPANIES RISK -- Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

VALUE STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" may continue to be undervalued by the market for long periods of time.

MORE INFORMATION ABOUT FUND INVESTMENTS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to achieve long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies. The Adviser defines small capitalization companies as companies with market capitalizations, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 2000 Index. The securities in which the Fund invests are primarily common stock and REITs.

The Adviser uses a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that, in the view of the Adviser, are out of favor or undervalued relative to their peers. The Adviser emphasizes companies with the ability to generate discretionary cash flow after spending what is required to maintain the business at its current level of revenue, and to redeploy such cash flow to enhance value. The Adviser also looks for the following characteristics:

     o    Stable and predictable business model

     o    Motivated and competent management

     o    Unduly depressed valuation

     o    Catalyst for positive market revaluation

In-house fundamental research is the centerpiece of the Adviser's investment process. The Adviser focuses on gathering information on companies that, in its view, are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events that may signal a company's undervaluation. Once investment opportunities are identified, the Adviser researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to gain an understanding of the company's business model, competitive advantages and capital allocation discipline. The information gathered in the due diligence process is incorporated into a proprietary discounted cash flow model, which is used to guide the Adviser's buy and sell prices for each company.

To manage risk, the Adviser seeks to adhere to a strong buy, hold and sell discipline. The Adviser may sell a security if (1) its expected return falls below certain levels due to price appreciation, (2) its market capitalization appreciates above the range of small capitalization securities,
(3) there are, in the view of the Adviser, adverse changes in the fundamentals of the issuer, (4) the Adviser believes that the business model of the issuer becomes unpredictable, or (5) the Adviser believes better relative value exists elsewhere.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective, including instruments denominated in other currencies. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Fund's investment managers believe that the risk of loss outweighs the opportunity for the Fund to achieve its investment objective.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in the Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Cardinal Capital Management, L.L.C., located at Four Greenwich Office Park, Greenwich, Connecticut 06831, serves as the investment adviser to the Fund. As of December 31, 2016, the Adviser had approximately $2.5 billion in assets under management.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "Excluded Expenses")) from exceeding 1.00% of the Fund's Institutional Class shares' average daily net assets until May 31, 2018 (the "Contractual Expense Limit"). In addition, if at any point total annual Fund operating expenses (not including Excluded Expenses) are below the Contractual Expense Limit, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including Excluded Expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2018. For the fiscal year ended October 31, 2016, the Adviser did not receive any advisory fees (after fee reductions).

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report dated April 30, 2017, which will cover the period from November 1, 2016 to April 30, 2017.


PORTFOLIO MANAGERS

The Fund is managed by investment professionals that are responsible for the day-to-day management of the Fund.

Eugene Fox is a Managing Partner and Portfolio Manager of the Adviser. Before joining the Adviser in 1995, Mr. Fox was a managing director with Deltec Asset Management where he and a retired Managing Partner of the Adviser built the value equity investment management business. He joined Deltec in 1993 from D.S. Kennedy & Co., a small cap value equity firm, where he was an investment analyst. Prior to joining D.S. Kennedy & Co., he held financial positions at FMC Corporation from 1984 to 1991. These included positions as the director of pension investments and manager of corporate finance. Mr. Fox received his BA in economics from the University of Virginia and his MBA from the University of Chicago Graduate School of Business.

Robert Kirkpatrick is a Managing Partner and Portfolio Manager of the Adviser. Prior to joining the Adviser in 2000, Mr. Kirkpatrick was a partner at Breeco Management, a research driven equity hedge fund. Previously, he held senior equity portfolio management positions with Unifund S.A., a Swiss-based global private investment company. Mr. Kirkpatrick also served for six years as a managing director at Bigler/Crossroads, a venture capital and small cap investment management firm. He began his investment career in 1985 at CIGNA Corporation where he was a sector portfolio manager. While at CIGNA, he also analyzed the electric utility, telecommunications, aerospace, and airline industries. Mr. Kirkpatrick received his BA in economics from the Williams College and earned the CFA professional designation in 1988.

Rachel Matthews is a Partner and Portfolio Manager of the Adviser. Prior to joining the Adviser in 2001, she was a high yield bond trader at Oppenheimer Funds, Inc. from 1996 to 1999. She traded U.S. government securities at HSBC Securities from 1994 to 1996. Previously, she was a private placement credit analyst at the Mutual Life Insurance Company of New York. Ms. Matthews received her BA in economics from Columbia University and her MBA from New York University.

Robert Fields is a Partner and Portfolio Manager of the Adviser. Prior to joining the Adviser in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an Analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price. Mr. Fields received his B.S. from Ball State University and his M.B.A. from The Wharton School at The University of Pennsylvania.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE INVESTMENT ADVISER

The following tables provide the related performance of actual separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with the U.S. Securities and Exchange Commission (the "SEC") standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS[R]). The Adviser's policies on valuation, calculating performance and preparing GIPS[R] compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, sales loads and account fees, if any, paid by the Accounts included in the Composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

On December 31, 2002, the minimum portfolio size for the Composite became $5 million. Prior to December 31, 2002, the minimum was $500,000. The Composite comprises all of the Adviser's small cap strategy Accounts under management for at least one month, with the exception of those Accounts with client-imposed trading restrictions and those that do not meet the $5 million minimum size requirement. Performance for the period prior to April 1995 represents the results of clients' assets managed by current and former investment professionals of the Adviser while at Deltec Asset Management and employing the same investment style being used by the Adviser. Valuations and returns are computed and stated in U.S. dollars.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The performance results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.


PERFORMANCE INFORMATION FOR THE ADVISER'S SMALL CAP VALUE COMPOSITE
-------------------------------------------------------------------

                                  RUSSELL
                                   2000
                GROSS      NET    VALUE(1)    NUMBER     COMPOSITE       COMPOSITE        RUSSELL 2000
 YEAR/          RETURN   RETURN   RETURN        OF       DISPERSION*     STANDARD      VALUE(1) STANDARD
 PERIOD          (%)       (%)      (%)     PORTFOLIOS      (%)        DEVIATION (%)     DEVIATION (%)
----------------------------------------------------------------------------------------------------------
6/92-12/92      15.4      14.6     17.3         1            NA             NA                NA
  1993          28.9      27.0     23.8         1            NA             NA                NA
  1994           6.9       5.3     -1.6         1            NA             NA                NA
  1995          28.3      26.5     25.8         4           1.0             NA                NA
  1996          29.2      27.4     21.4         3           1.0             NA                NA
  1997          36.4      34.5     31.8         6           0.6             NA                NA
  1998           4.9       3.9     -6.5        10           2.4             NA                NA
  1999          -1.2      -2.0     -1.5        21           1.1             NA                NA
  2000          13.3      12.5     22.8        15           3.7             NA                NA
  2001**        19.0      18.2     14.1        16           1.2             NA                NA
  2002          -1.6      -2.4    -11.4        20           1.1             NA                NA
  2003          34.3      33.3     46.0        21           1.9             NA                NA
  2004          24.4      23.6     22.3        25           0.3             NA                NA
  2005          13.0      12.3      4.7        25           0.4             NA                NA
  2006          15.8      15.0     23.5        33           0.4             NA                NA
  2007          -2.5      -3.1     -9.8        32           0.5             NA                NA
  2008         -36.1     -36.5    -28.9        28           0.9             NA                NA
  2009          34.2      33.4     20.6        29           0.6             NA                NA
  2010          25.8      25.0     24.5        24           0.5             NA                NA
  2011          -0.1      -0.6     -5.5        24           0.2           19.0              26.1
  2012          18.3      17.6     18.1        25           0.2           15.8              19.9
  2013          35.2      34.3     34.5        23           0.3           10.0              20.0
  2014          7.58      6.88     4.22        22           0.2           19.0              4.27
  2015          2.32      1.64    -7.47        23           0.1           12.7              12.4
  2016          18.6      17.7     31.7        31           0.3           13.2              15.5




                    COMPOSITE ASSETS    EQUITY ASSETS    FIRM ASSETS
                       AT END OF         AT END OF       AT END OF
 YEAR/                 PERIOD***         PERIOD***        PERIOD***
 PERIOD             (USD MILLIONS)    (USD MILLIONS)   (USD MILLIONS)
-------------------------------------------------------------------------
6/92-12/92                1                  1              153
  1993                    6                  6              433
  1994                   18                 38              528
  1995                   36                 36              149
  1996                   42                 43              222
  1997                   64                 65              219
  1998                  171                228              417
  1999                  287                321              485
  2000                  259                280              409
  2001**                324                346              346
  2002                  342                359              359
  2003                  467                665              665
  2004                  635               1093             1093
  2005                  784               1363             1363
  2006                  951               1670             1670
  2007                  917               1571             1571
  2008                  530                892              892
  2009                  707               1138             1138
  2010                  668               1115             1115
  2011                  595               1184             1184
  2012                  673               1526             1526
  2013                  823               1980             1980
  2014                 1005               1801             1801
  2015                 1104               1862             1862
  2016                 1287               2452             2452


* Asset weighted standard deviation of annual gross returns for accounts that are in the Composite for the full year.

** Firm assets prior to September 2001 comprise small cap value equity and high yield bond assets. Subsequent to the lift-out of Cardinal's high yield group by another firm in September 2001, firm assets consist solely of value equity assets.

***  Includes cash assets.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2016)

--------------------------------------------------------------------------------
                          ADVISER'S COMPOSITE RETURNS
--------------------------------------------------------------------------------
                                                             RUSSELL 2000 VALUE
TIME PERIOD             GROSS OF FEES      NET OF FEES            INDEX(1)
--------------------------------------------------------------------------------
1 Year                     18.57%           17.74%                31.74%
--------------------------------------------------------------------------------
5 Years                    15.86%           15.10%                15.07%
--------------------------------------------------------------------------------
10 Years                    8.16%            7.48%                 6.26%
--------------------------------------------------------------------------------
Since Inception(*)         13.79%           12.82%                11.35%
--------------------------------------------------------------------------------


*    Inception Date: June 30, 1992

(1) The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

PRICING OF FUND SHARES


The net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Cardinal Small Cap Value Fund
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS


Cardinal Small Cap Value Fund
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at its office, not the P.O. Box provided for regular mail delivery.

BY WIRE

To open an account by wire, call 1-844-CCM-SEIC (1-844-226-7342) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

MUFG Union Bank
Los Angeles, California
ABA #122000496
FOR CREDIT TO:
Atlantic Shareholder Services FBO The Advisors' Inner Circle Fund
Acct #4580002264
Cardinal Small Cap Value Fund
(Your Account Number with the Fund)

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Class shares of the Fund, check daily NAV or obtain additional information.

FUND NAME                          TICKER SYMBOL        CUSIP       FUND CODE
--------------------------------------------------------------------------------
CARDINAL SMALL CAP VALUE FUND
   Institutional Class shares          CCMSX          00766Y273       301

GENERAL INFORMATION

You may purchase shares on any Business Day (I.E., any day that the NYSE is open for business). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact it directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

MINIMUM PURCHASES

To purchase Institutional Class shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $1,000,000. There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-844-CCM-SEIC (1-844-226-7342).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

     o    written requests to redeem $100,000 or more;

     o    changes to a shareholder's record name or account registration;

     o paying redemption proceeds from an account for which the address has changed within the last 30 days;

     o sending redemption and distribution proceeds to any person, address or financial institution account not on record;

     o sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

     o adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-844-CCM-SEIC (1-844-226-7342) for more information.

The sale price will be the NAV next determined after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Cardinal Small Cap Value Fund
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS


Cardinal Small Cap Value Fund
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at its office, not the P.O. Box provided for regular mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH or wire redemption privilege) by completing the appropriate sections of the account application. Call 1-844-CCM-SEIC (1-844-226-7342) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the effective date of your order. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU REDEEM SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, YOU WILL NOT RECEIVE YOUR REDEMPTION PROCEEDS UNTIL THE CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM THE PURCHASE DATE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

Unless otherwise agreed between the Fund and your broker or other financial intermediary, if your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 60 days' written notice to give you time to add to your account and avoid the need to sell your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. A financial intermediary may provide services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to its customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see "Payments to Financial Intermediaries" in the SAI.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, investing in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make the Fund more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include the following:

     o Shareholders are restricted from making more than four "round trips" into or out of the Fund within any 365 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or other financial intermediary. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-844-226-7342.


DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE U.S. FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUND. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.


The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).


The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-844-226-7342.


                                                    SELECTED PER SHARE DATA & RATIOS
                                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                         CARDINAL SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES

                                    YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                    OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                       2016              2015           2014(++)
------------------------------------------------------------------------------------
Net Asset Value, Beginning
of Period                             $10.19            $9.93            $10.00
                                      ------            -----            ------
Income (Loss) from
Investment Operations:
   Net Investment Income*               0.06             0.11              0.04
   Net Realized and                     0.56             0.25             (0.11)
                                      ------            -----            ------
   Unrealized Gain (Loss)
   Total from Investment
   Operations                           0.62             0.36             (0.07)
                                      ------            -----            ------
Dividends and Distributions:
   Net Investment Income               (0.11)           (0.07)               --
   Capital Gains                       (0.07)           (0.03)               --
                                      ------            -----            ------
   Total Dividends and
   Distributions                       (0.18)           (0.10)               --
                                      ------            -----            ------
Net Asset Value, End of
Period                                $10.63           $10.19             $9.93
                                      ======            =====            ======
TOTAL RETURN+                          6.27%            3.63%             (0.70)%
                                      ======            =====            ======
RATIOS AND SUPPLEMENTAL
DATA
Net Assets, End of Period
(Thousands)                          $17,920           $10,031            $6,727
Ratio of Expenses to Average
Net Assets                            1.00%             1.00%             1.00%++
Ratio of Expenses to Average
   Net Assets (Excluding
   Waivers, Reimbursements
   and Fees Paid Indirectly)          2.43%             3.40%            6.19%++
Ratio of Net Investment
   Income to Average Net
   Assets                             0.54%              1.06%           0.70%++
Portfolio Turnover Rate                72%                39%              28%^


*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURN SHOWN DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED ITS FEE AND/OR REIMBURSED OTHER EXPENSES.

++   ANNUALIZED.

^    PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN
     ANNUALIZED.

(++) COMMENCED OPERATIONS ON APRIL 1, 2014.

                       THE ADVISORS' INNER CIRCLE FUND II

                         CARDINAL SMALL CAP VALUE FUND

INVESTMENT ADVISER

Cardinal Capital Management, L.L.C.
Four Greenwich Office Park
Greenwich, Connecticut 06831

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI, dated March 1, 2017, as it may be amended from time to time, is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-844-CCM-SEIC (1-844-226-7342)

BY MAIL: Write to us at:

Cardinal Small Cap Value Fund
P.O. Box 588
Portland, Maine 04112

BY INTERNET: www.cardcap.com/mutualfunds

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 CAR-PS-001-0400

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                       RQSI SMALL CAP HEDGED EQUITY FUND
                         (INSTITUTIONAL SHARES: RQSIX)
                             (RETAIL SHARES: RQSAX)

                              INVESTMENT ADVISER:
                       RAMSEY QUANTITATIVE SYSTEMS, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
RQSI SMALL CAP HEDGED EQUITY FUND ...........................................  1
      INVESTMENT OBJECTIVE ..................................................  1
      FUND FEES AND EXPENSES ................................................  1
      PRINCIPAL INVESTMENT STRATEGIES .......................................  2
      PRINCIPAL RISKS .......................................................  2
      PERFORMANCE INFORMATION ...............................................  4
      INVESTMENT ADVISER ....................................................  5
      PORTFOLIO MANAGER .....................................................  5
      PURCHASE AND SALE OF FUND SHARES ......................................  5
      TAX INFORMATION .......................................................  5
      PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
      INTERMEDIARIES ........................................................  5
MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND
  STRATEGIES ................................................................  7
MORE INFORMATION ABOUT RISK .................................................  7
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................  9
INVESTMENT ADVISER ..........................................................  9
PORTFOLIO MANAGER ........................................................... 10
PURCHASING AND SELLING FUND SHARES .......................................... 10
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 17
OTHER POLICIES .............................................................. 18
DIVIDENDS AND DISTRIBUTIONS ................................................. 21
TAXES ....................................................................... 21
FINANCIAL HIGHLIGHTS ........................................................ 24
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

                       RQSI SMALL CAP HEDGED EQUITY FUND

INVESTMENT OBJECTIVE

The RQSI Small Cap Hedged Equity Fund (the "Fund") seeks total return with lower volatility than the overall equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                        INSTITUTIONAL
                                           SHARES             RETAIL SHARES
--------------------------------------------------------------------------------
Management Fees                                0.80%                    0.80%
--------------------------------------------------------------------------------
12b-1 Fees                                      None                    0.25%
--------------------------------------------------------------------------------
Other Expenses                                 0.55%                    0.65%
                                               -----                    -----
--------------------------------------------------------------------------------
    Shareholder Servicing Fees          None                  0.10%
--------------------------------------------------------------------------------
    Other Operating Expenses           0.55%                  0.55%
--------------------------------------------------------------------------------
Total Annual Fund Operating                    1.35%                    1.70%
Expenses(1)
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses of the Retail Shares in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the maximum Shareholder Servicing Fees were not incurred during the prior fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES          $137        $428       $739        $1,624
RETAIL SHARES                 $173        $536       $923        $2,009


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 178% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. "Equity securities" are primarily common stocks of U.S. companies, but may also include American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership interest in a foreign security, and derivative instruments and exchange-traded funds ("ETFs") with returns based on U.S. or international equity indices, which the Fund primarily uses for hedging purposes. The Fund considers "small capitalization companies" to be those with market capitalizations within the range of the market capitalizations of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of purchase. While the market capitalization ranges of the Russell 2000 Index and S&P SmallCap 600 Index change throughout the year, as of December 31, 2016, the market capitalization range of the Russell 2000 Index was between $21 million and $11 billion and the market capitalization range of the S&P SmallCap 600 Index was between $52 million and $16 billion. The Fund utilizes derivatives, principally options and futures, and ETFs to seek to hedge (i.e., offset) the risk of price declines and reduce volatility.


In selecting investments for the Fund, Ramsey Quantitative Systems, Inc. ("RQSI" or the "Adviser") seeks to build a diversified portfolio of small capitalization equity securities that the Adviser believes offer an asymmetric risk/return profile, that is, more and higher returns on the upside and fewer and lower returns on the downside. The Adviser employs a proprietary screening process that evaluates various technical and fundamental factors, including analysis of financial statements, public filings, earnings calls and third-party research, in an effort to identify quality businesses with the potential for appreciation. The Adviser continually monitors the Fund's portfolio and may sell a security when the security is trading near or above the Adviser's appraised value, the Adviser determines that there is a fundamental change in the security's prospects or management of the company is not enhancing shareholder value, or better investment opportunities become available.

Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL CAPITALIZATION COMPANY RISK -- The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.


FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EXCHANGE-TRADED FUND RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF's other holdings and the value of the Fund's investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value ("NAV") and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

DERIVATIVES RISK -- The Fund's use of options and futures is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the

Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

MANAGEMENT RISK -- The value of the Fund may decline if the Adviser's judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Because a portion of the Fund is selected using a proprietary screening process, the Fund is subject to the additional risk that the Adviser's judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

PORTFOLIO TURNOVER RISK -- The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Institutional Shares' performance for the 2016 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rqsifunds.com or by calling toll-free to 1-844-445-RQSI (1-844-445-7774).

                           2016                 9.45%

                       BEST QUARTER          WORST QUARTER
                          9.22%                 (2.19)%
                       (12/31/2016)           (3/31/2016)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown only for Institutional Shares. After-tax returns for Retail Shares will vary.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                     1 YEAR         (9/09/15)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
   Institutional Shares                               9.45%          3.71%
--------------------------------------------------------------------------------
   Retail Shares                                      9.23%          3.75%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------
   Institutional Shares                               8.84%           3.22%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES
--------------------------------------------------------------------------------
   Institutional Shares                               5.35%          2.61%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION             1.25%         15.38%
FOR FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Ramsey Quantitative Systems, Inc.

PORTFOLIO MANAGER


Mr. Jaideep Karnawat has been the portfolio manager of the Fund since 2017.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Shares and Retail Shares of the Fund for the first time, you must invest at least $1,000,000 and $2,500, respectively. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at RQSI Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RQSI Funds, c/o DST Systems, Inc., 430 W 7(th) Street, Kansas City, MO 64105) or telephone at 1-844-445-RQSI (1-844-445-7774).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective of the RQSI Small Cap Hedged Equity Fund is to seek total return with lower volatility than the overall equity market. The investment objective of the Fund may not be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund's investment objective.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include common stocks, shares of ADRs, and shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's NAV to fluctuate.

An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


DERIVATIVES RISK -- The Fund's use of options and futures is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     OPTIONS -- Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a "covered" call option (i.e. a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Ramsey Quantitative Systems, Inc., an Indiana corporation founded in 1996, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 1515 Ormsby Station Court, Louisville, KY 40223. As of December 31, 2016, the Adviser had approximately $438 million in assets under management across all trading platforms including both equity and futures based trading programs.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2016, the Fund paid 0.80% of its average daily net assets in advisory fees to the Adviser.


A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2015, which covers the period from the Fund's inception to October 31, 2015.

PORTFOLIO MANAGER


Mr. Jaideep Karnawat has been involved in the management of the Fund since its inception in 2015 and has been the portfolio manager of the Fund since 2017. Mr. Karnawat joined RQSI in 2008 and is responsible for the development of quantitative and risk strategies for RQSI's futures and equity trading strategies, including the development of automated risk management and trading execution tools. Mr. Karnawat received both a B.S. and M.S. in Aerospace Engineering from IIT, India in 2006 and an M.B.A. in Finance and Accounting from Vanderbilt University in 2008. Mr. Karnawat also holds the Financial Risk Manager designation given by Global Association of Risk Professionals ("GARP").


The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Shares and Retail Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Shares and Retail Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

-----------------------------------------------------------------------------------------------
                                                        INVESTMENT
CLASS NAME             ELIGIBLE INVESTORS               MINIMUMS               FEES
-----------------------------------------------------------------------------------------------
Institutional Shares   Institutional and individual     Initial: $1,000,000    No Rule 12b-1
                       investors who meet the initial                          fee
                       investment minimum               Subsequent: None
                                                                               No Shareholder
                                                                               Servicing Fee
-----------------------------------------------------------------------------------------------
Retail Shares          Primarily individual investors   Initial: $2,500        0.25% Rule
                                                                               12b-1 fee
                                                        Subsequent: None
                                                                               0.10%
                                                                               Shareholder
                                                                               Servicing Fee
-----------------------------------------------------------------------------------------------

Institutional Shares and Retail Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-844-445-RQSI (1-844-445-7774).

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

RQSI Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

RQSI Funds
c/o DST Systems, Inc.
430 W 7(th) Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-844-445-RQSI (1-844-445-7774) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
RQSI Small Cap Hedged Equity Fund
DDA # 9871063178

Ref: Fund name/share class/account number/account name

BY SYSTEMATIC INVESTMENT PLAN (VIA ACH) (RETAIL SHARES ONLY)

You may not open an account via ACH. However, once you have established a direct account with the Fund, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Fund by mail at: RQSI Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RQSI Funds, c/o DST Systems, Inc., 430 W 7(th) Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser, in its sole discretion, deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such transactions will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

To purchase Institutional Shares and Retail Shares of the Fund for the first time, you must invest at least $1,000,000 and $2,500, respectively. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

                                                                        FUND
FUND NAME                 SHARE CLASS     TICKER SYMBOL      CUSIP      CODE
--------------------------------------------------------------------------------
RQSI Small Cap Hedged    Institutional       RQSIX         00766Y232    6540
Equity Fund              Shares
                         Retail Shares       RQSAX         00766Y224    6541

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

The Fund's price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided with a complete and signed account application, including the investor's social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's next computed NAV after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV


The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which the Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.


With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.


Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-844-445-RQSI (1-844-445-7774).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-844-445-RQSI (1-844-445-7774) for more information.

The sale price of each share will be the next determined NAV after the Fund (or an authorized institution) receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

RQSI Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

RQSI Funds
c/o DST Systems, Inc.
430 W 7(th) Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-844-445-RQSI (1-844-445-7774) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (RETAIL SHARES ONLY)

If you have a direct account with the Fund and your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions on your account. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500,000 with respect to Institutional Shares and $2,500 with respect to Retail Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Retail Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Retail Shares of the Fund is 0.25%.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund's Retail Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.


PAYMENTS BY THE ADVISER


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.


The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than one (1) "round trip," into or out of the Fund within any rolling 30 calendar day period. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-844-445-RQSI (1-844-445-7774).


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE ABOUT U.S. FEDERAL, STATE AND LOCAL TAXES. Below is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax.

Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Fund. The information is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-844-445-RQSI (1-844-445-7774).


                                                        SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          INSTITUTIONAL SHARES
                                             -------------------------------------------
                                                    YEAR                    PERIOD
                                                    ENDED                    ENDED
                                              OCTOBER 31, 2016        OCTOBER 31, 2015(1)
                                              ----------------        -------------------
Net Asset Value, Beginning of Period              $   9.98                 $  10.00
                                                  --------                 --------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)*                      0.12                    (0.01)
   Net Realized and Unrealized Loss                  (0.65)                   (0.01)
                                                   --------                 --------
   Total from Investment Operations                  (0.53)                   (0.02)
                                                  --------                 --------
Dividends and Distributions from:
   Net Investment Income                             (0.01)                      --
                                                  --------                 --------
   Total Dividends and Distributions                 (0.01)                      --
                                                  --------                 --------
Net Asset Value, End of Period                    $   9.44                 $   9.98
                                                  ========                 ========
TOTAL RETURN+                                       (5.29)%                   (0.20)%
                                                  ========                 ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)             $ 66,751                 $ 69,827
Ratio of Expenses to Average Net Assets              1.35%                    1.62%++
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  1.29%                   (0.40)%++
Portfolio Turnover Rate                               178%                       6%+++



(1)  COMMENCED OPERATIONS ON SEPTEMBER 9, 2015.

*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED.

+++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.


                                                           SELECTED PER SHARE DATA & RATIOS
                                              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               RETAIL SHARES
                                                --------------------------------------------
                                                       YEAR                     PERIOD
                                                      ENDED                     ENDED
                                                OCTOBER 31, 2016         OCTOBER 31, 2015(1)
                                                ----------------         -------------------
Net Asset Value, Beginning of Period                 $ 9.99                    $ 10.00
                                                     ------                    -------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)*                       0.09                         --
   Net Realized and Unrealized Loss                   (0.62)                     (0.01)
                                                     ------                    -------
   Total from Investment Operations                   (0.53)                     (0.01)
                                                     ------                    -------
Dividends and Distributions from:
   Net Investment Income                              (0.01)                        --
                                                     ------                    -------
   Total Dividends and Distributions                  (0.01)                        --
                                                     ------                    -------
Net Asset Value, End of Period                       $ 9.45                    $  9.99
                                                     ======                    =======
TOTAL RETURN+                                         (5.34)%                    (0.10)%
                                                     ======                    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                $  113                    $   101
Ratio of Expenses to Average Net Assets               1.66%                      2.03%++(2)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  0.96%                      (1.00)%++
Portfolio Turnover Rate                                178%                          6%+++



(1)  COMMENCED OPERATIONS ON SEPTEMBER 9, 2015.

(2) RATIO REFLECTS THE IMPACT OF THE INITIAL LOW LEVEL OF NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS. UNDER NORMAL ASSET LEVELS, THE RATIO WOULD HAVE BEEN 1.97% .

*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED.

+++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                       RQSI SMALL CAP HEDGED EQUITY FUND

INVESTMENT ADVISER

Ramsey Quantitative Systems, Inc.
1515 Ormsby Station Court
Louisville, KY 40223

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2017, as it may be amended from time to time, includes detailed information about the RQSI Small Cap Hedged Equity Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS, OR MORE INFORMATION:

BY TELEPHONE: 1-844-445-RQSI (1-844-445-7774)

BY MAIL:      RQSI Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.rqsifunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-07102.


                                                                 RQS-PS-001-0300

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                         RSQ INTERNATIONAL EQUITY FUND
                          (Institutional Class: RSQIX)
                            (Investor Class: RSQVX)

                              INVESTMENT ADVISER:
                       R SQUARED CAPITAL MANAGEMENT L.P.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
FUND SUMMARY
   INVESTMENT OBJECTIVE .....................................................  1
   FUND FEES AND EXPENSES ...................................................  1
   PRINCIPAL INVESTMENT STRATEGIES ..........................................  2
   PRINCIPAL RISKS ..........................................................  3
   PERFORMANCE INFORMATION ..................................................  5
   INVESTMENT ADVISER .......................................................  6
   PORTFOLIO MANAGERS .......................................................  6
   PURCHASE AND SALE OF FUND SHARES .........................................  6
   TAX INFORMATION ..........................................................  7
   PAYMENTS TO BROKER-DEALERS AND OTHER
   FINANCIAL INTERMEDIARIES .................................................  7
MORE INFORMATION ABOUT FUND INVESTMENTS .....................................  8
MORE INFORMATION ABOUT RISK .................................................  9
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................ 12
INVESTMENT ADVISER .......................................................... 12
PORTFOLIO MANAGERS .......................................................... 13
PURCHASING AND SELLING FUND SHARES .......................................... 13
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 20
OTHER POLICIES .............................................................. 22
DIVIDENDS AND DISTRIBUTIONS ................................................. 24
TAXES ....................................................................... 24
FINANCIAL HIGHLIGHTS ........................................................ 26
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

RSQ INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The RSQ International Equity Fund (the "Fund") seeks long term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


-----------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS    INVESTOR CLASS
                                                      SHARES              SHARES
-----------------------------------------------------------------------------------
Management Fees                                        0.80%              0.80%
-----------------------------------------------------------------------------------
Distribution (12b-1) Fees                              None               0.25%
-----------------------------------------------------------------------------------
Other Expenses                                         1.08%              1.20%
-----------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                        0.01%              0.01%
                                                     ==========         ===========
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                1.89%              2.26%
-----------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                    (0.78)%            (0.90)%
Reimbursements(2)                                   ----------          -----------
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee         1.11%             1.36%
Reductions and/or Expense Reimbursements(1)                             -----------
-----------------------------------------------------------------------------------


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.


(2) R Squared Capital Management L.P. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% and 1.35% of the Fund's Institutional Class and Investor Class shares' average daily net assets, respectively, until February 28, 2018. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                               --------------------------------------------
         Institutional Class       $113       $518       $949      $2,148
         Shares
         Investor Class Shares     $138       $620     $1,128      $2,525


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 219% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in the equity securities of issuers located in international markets. The Fund will typically invest in equity and equity related instruments of non-U.S. companies of all sizes.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), preferred stock, real estate investment trusts ("REITs"), and exchange-traded funds ("ETFs"). The Fund generally follows a multi-capitalization approach that focuses on mid-to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund considers a company to be a non-U.S. company if: (i) 50% of the company's assets are located outside of the United States; (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company maintains its principal place of business outside of the United States. The Fund's investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units, such as the euro. From time to time, the Fund may focus its investments in Europe.

To achieve its investment goal, the Fund may use derivatives under certain market conditions as a substitute for taking a position or reducing exposure to underlying assets. Such derivatives principally include the purchase and sale of futures contracts, forward contracts (including non-deliverable forwards), options, swaps, warrants, structured notes and participatory notes
("P-Notes").

The Fund is not constrained by a particular investment style, and may invest in "growth" and "value" securities. Growth securities are those whose earnings are expected to grow at an above average rate relative to the market. Value securities appear undervalued and thus trade at a lower price relative to their fundamentals.

The Adviser decides which securities to buy and sell for the Fund through an investment approach tailored to best fit the various regions of the world. In the developed world (primarily the United States, Europe, Canada, Australia and New Zealand), the Adviser emphasizes company specific research paired with strong analysis of industrial sectors and niches within those sectors. The Adviser favors industries and sub-sectors characterized by favorable or improving demand/supply patterns. Within those sectors, the Adviser aims to invest in companies which are experiencing strong or improving demand for their products or services, which possess dominant competitive positions within their industry, or which are undergoing radical, positive fundamental change. Thorough analysis of balance sheet, income statement, and cash flow information is an essential component of the bottom up research process. In the emerging markets, the investment process begins with top down analysis of regional and country specific macroeconomic and geopolitical variables. Country weighting decisions within the emerging markets are heavily dependent on the top down view. Individual companies are then selected for investment based on the same bottom up review used in developed markets. To the extent that the Fund invests in Japan, the Adviser will determine the Fund's exposure to Japan using a hybrid approach encompassing both top down and bottom up processes. The Japanese macroeconomic backdrop has an influence on the Adviser's country weighting decision. However, Japan has many global companies active in the export industries, and bottom up assessments versus non-Japanese competitors are the key determining factors that influence portfolio inclusion or exclusion.

The Fund may buy and sell investments frequently in seeking to achieve its objective.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, "Depositary Receipts"), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

GEOGRAPHIC RISK -- The Fund's investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.


SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index.

DERIVATIVES RISK -- The Fund's use of futures, forwards, options, swaps, warrants, structured notes and P-Notes for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk, credit risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

GROWTH INVESTMENT STYLE RISK -- The Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

VALUE INVESTMENT STYLE RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PORTFOLIO TURNOVER RISK - The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class shares' performance from year to year and by showing how the Fund's Institutional Class shares' and Investor Class shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. rsquaredcapital.com or by calling 1-855-355-4RSQ.

                            2014             (8.88)%
                            2015             (2.11)%
                            2016             (5.11)%


                        BEST QUARTER       WORST QUARTER
                            6.32%             (9.41)%
                        (03/31/2015)       (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown only for Institutional Class shares. After-tax returns for Investor Class shares will vary.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


RSQ INTERNATIONAL EQUITY FUND                                            SINCE INCEPTION
                                                               1 YEAR       (11/27/13)
-----------------------------------------------------------------------------------------
Fund Returns Before Taxes
       Institutional Class Shares                             (5.11)%       (4.55)%
       Investor Class Shares                                  (5.34)%       (4.79)%
Fund Returns After Taxes on Distributions
       Institutional Class Shares                             (5.07)%       (5.04)%
Fund Returns After Taxes on Distributions and Sale of Fund
Shares
       Institutional Class Shares                             (2.22)%       (3.30)%
MSCI ACWI ex USA (reflects no deduction for fees,
expenses or taxes)                                             4.50%        (1.23)%


INVESTMENT ADVISER

R Squared Capital Management L.P.

PORTFOLIO MANAGERS


Junichi Nonami, CMA, Senior Partner and Chief Investment Officer, has managed the Fund since 2016.


Richard Pell, Co-Founder and Chairman, has managed the Fund since its inception in 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $1,000,000. To purchase Investor Class shares of the Fund for the first time, you must invest at least $2,500 ($1,000 for an IRA). There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at: RSQ International Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RSQ International Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-355-4RSQ.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is long-term growth of capital. The investment objective of the Fund may not be changed by the Board without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include Depositary Receipts, preferred stock, REITs, and ETFs. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund considers a company to be a non-U.S. company if: (i) 50% of the company's assets are located outside of the United States; (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company maintains its principal place of business outside of the United States. The Fund's investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units, such as the euro. From time to time, the Fund may focus its investments in Europe.

To achieve its investment goal, the Fund may use derivatives under certain market conditions as a substitute for taking a position or reducing exposure to underlying assets. Such derivatives principally include the purchase and sale of futures contracts, forward contracts (including non-deliverable forwards), options, swaps, warrants, structured notes and P-Notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are "marked to market" daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). P-Notes are instruments designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.


This prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information (the "SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.


MORE INFORMATION ABOUT RISK


Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.


The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include common and preferred stocks, Depositary Receipts, shares of REITs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stock holders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN/EMERGING MARKET SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe and could negatively affect the value and liquidity of the Fund's investments.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

DERIVATIVES RISK -- The Fund's use of futures, forwards, options, swaps, warrants, structured notes and P-Notes is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and
     (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

     OPTIONS. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

     SWAP AGREEMENTS. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk, credit risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

     WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

     STRUCTURED NOTES. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

     P-NOTES. P-Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them.

     Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


R Squared Capital Management L.P. is a Delaware limited partnership founded in 2013 to serve as the investment adviser to the Fund. The Adviser is an investment management firm with a principal place of business located at 299 Park Avenue, 6th Floor, New York, New York 10171. As of December 31, 2016, the Adviser had approximately $23.43 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund.


The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% and 1.35% of the Fund's Institutional Class and Investor Class shares' average daily net assets, respectively, until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time, or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018. For the fiscal year ended October 31, 2016, the Fund paid 0.01% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016.


PORTFOLIO MANAGERS

The Fund is managed by two investment professionals that are jointly and primarily responsible for the day-to-day management of the Fund.


Junichi Nonami, CMA, is a Senior Partner and Chief Investment Officer at the Adviser. Prior to joining the Adviser in 2013, Mr. Nonami served as a portfolio manager and analyst of international equities at Artio Global Management LLC ("Artio") from 2005-2013. Mr. Nonami holds an MBA from the MIT Sloan School of Management and a Bachelor of Law from Osaka University in Japan.


Richard Pell, Chairman, co-founded the Adviser in 2013. Mr. Pell was previously chief executive officer and chief investment officer of Artio from 1995-2013. During that time he also served on Artio's board of directors and as co-portfolio manager of Artio's International Equity Fund and Total Return Bond Strategy Fund. Mr. Pell holds an MBA in Finance from New York University and a BA in History from University of California, Berkeley.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class and Investor Class shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class shares and Investor Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class shares and Investor Class shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

---------------------------------------------------------------------------------------------------------
CLASS NAME            ELIGIBLE INVESTORS                      INVESTMENT MINIMUMS        FEES
---------------------------------------------------------------------------------------------------------
Institutional Class   Primarily institutional investors and   Initial -- $1,000,000      No 12b-1 Fee.
                      individual investors who meet the
                      initial investment minimum              Subsequent -- None
---------------------------------------------------------------------------------------------------------
Investor Class        Primarily individual investors          Initial -- $2,500          0.25% 12b-1 Fee.
                                                              ($1,000 for IRAs)

                                                              Subsequent -- None
---------------------------------------------------------------------------------------------------------

Institutional Class shares and Investor Class shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-355-4RSQ.

All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

RSQ International Equity Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

RSQ International Equity Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-855-355-4RSQ for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
RSQ International Equity Fund
DDA # 9871063178
Ref: Fund name/share class/account number/account name

BY SYSTEMATIC PURCHASE PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $250 for IRAs and at least $500 for all other types of accounts. To cancel or change a plan, contact the Fund by mail at: RSQ International Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RSQ International Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-355-4RSQ. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the next determined NAV after the Fund or authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided with a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's next computed NAV after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV


The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on its primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


MINIMUM PURCHASES

To purchase Institutional Class shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $1,000,000. To purchase Investor Class shares of the Fund for the first time, you must invest at least $2,500 ($1,000 for an IRA). There are no minimums for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Class or Investor Class shares of the Fund, check daily NAV or obtain additional information.

 FUND NAME                           TICKER SYMBOL     CUSIP      FUND CODE
--------------------------------------------------------------------------------
 RSQ INTERNATIONAL EQUITY FUND
      Institutional Class Shares        RSQIX        00764Q686      4213
      Investor Class Shares             RSQVX        00764Q678      4203

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-855-355-4RSQ.

If you own your shares through an account with a financial intermediary, contact that financial intermediary to sell your shares. Your financial intermediary may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-355-4RSQ for more information.

The sale price will be the next determined NAV after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

     REGULAR MAIL ADDRESS
     RSQ International Equity Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     RSQ International Equity Fund
     c/o DST Systems, Inc.
     430 West 7th Street
     Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-355-4RSQ to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

If your account balance is at least $25,000, you may transfer as little as $500 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the effective date of your order. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $250,000 with respect to Institutional Class shares and $1,000 with respect to Investor Class shares ($500 for IRAs) because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

DISTRIBUTION PLAN


The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class shares of the Fund is 0.25%.

PAYMENTS BY THE ADVISER


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.


The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than one (1) "round trip," into or out of the Fund within any 90-day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Subject to the Fund's right to reject purchase as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-855-355-4RSQ.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE U.S. FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUND. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).


The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-855-355-4RSQ.


                                                  SELECTED PER SHARE DATA & RATIOS FOR A SHARE
                                                            OUTSTANDING THROUGHOUT EACH PERIOD
                                                                    INSTITUTIONAL CLASS SHARES
----------------------------------------------------------------------------------------------
                                                         YEAR         YEAR          PERIOD
                                                        ENDED         ENDED         ENDED
                                                     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                         2016          2015          2014*
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $9.05         $9.46         $10.00
                                                        -------       -------       --------
Income (Loss) from Investment Operations:
  Net Investment Income **                                0.08          0.08          0.20
  Net Realized and Unrealized Loss                       (0.65)        (0.19)        (0.74)
                                                        -------       -------       --------
Total From Investment Operations                         (0.57)        (0.11)        (0.54)
                                                        -------       -------       --------
Dividends From:
  Net Investment Income                                  (0.29)        (0.30)           --
                                                        -------       -------       --------
Total Dividends                                          (0.29)        (0.30)           --
                                                        -------       -------       --------
Net Asset Value, End of Period                            $8.19         $9.05         $9.46
                                                        =======       =======       ========
TOTAL RETURN(++)                                         (6.44)%       (1.14)%      (5.40)%+
                                                        =======       =======       ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                    $23,761      $48,747       $48,188
Ratio of Expenses to Average Net Assets(1)                1.10%        1.10%        1.10%++
Ratio of Expenses to Average Net Assets (Excluding        1.88%        1.57%        1.70%++
  Waivers and Fees Paid Indirectly)
Ratio of Net Investment Income to Average Net Assets      1.01%        0.83%        2.19%++
Portfolio Turnover Rate                                    219%        121%          107%+++



*    Commenced operations on November 27, 2013.

**   Per share calculations were performed using average shares for the period.

(++) Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

+    Total return is for the period indicated and has not been annualized.

++   Annualized.

+++ Portfolio turnover rate is for the period indicated and has not been annualized.

(1) The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.


                                                  SELECTED PER SHARE DATA & RATIOS FOR A SHARE
                                                            OUTSTANDING THROUGHOUT EACH PERIOD
                                                                         INVESTOR CLASS SHARES
----------------------------------------------------------------------------------------------
                                                         YEAR            YEAR         PERIOD
                                                        ENDED           ENDED         ENDED
                                                     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                         2016           2015           2014*
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $9.03          $9.44         $10.00
                                                       ------          -----         ------
Income (Loss) from Investment Operations:
  Net Investment Income **                               0.04           0.06           0.16
  Net Realized and Unrealized Loss                      (0.64)         (0.18)         (0.72)
                                                       ------          -----         ------
Total From Investment Operations                        (0.60)         (0.12)         (0.56)
                                                       ------          -----         ------
Dividends From:
  Net Investment Income                                 (0.27)         (0.29)           --
                                                       ------          -----         ------
Total Dividends                                         (0.27)         (0.29)           --
                                                       ------          -----         ------
Net Asset Value, End of Period                          $8.16          $9.03          $9.44
                                                       ======          =====         ======
TOTAL RETURN(++)                                        (6.78)%       (1.31)%        (5.60)%+
                                                       ======          =====         ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                  $1,249          $1,705         $564
Ratio of Expenses to Average Net Assets(1)              1.35%          1.35%         1.35%++
Ratio of Expenses to Average Net Assets (Excluding      2.25%          1.82%         2.07%++
  Waivers and Fees Paid Indirectly)
Ratio of Net Investment Income to Average Net Assets    0.47%          0.65%         1.76%++
Portfolio Turnover Rate                                  219%          121%           107%++



*    Commenced operations on November 27, 2013.

**   Per share calculations were performed using average shares for the period.

(++) Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

+    Total return is for the period indicated and has not been annualized.

++   Annualized.

+++ Portfolio turnover rate is for the period indicated and has not been annualized.

(1) The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

                       THE ADVISORS' INNER CIRCLE FUND II

                         RSQ INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER

R Squared Capital Management L.P.
299 Park Avenue, 6th Floor
New York, New York 10171

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2017, as it may be amended from time to time, includes detailed information about The Advisors' Inner Circle Fund II and the RSQ International Equity Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-355-4RSQ

BY MAIL:      RSQ International Equity Fund
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.rsquaredcapital.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Fund, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 RSQ-PS-001-0500

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                     WESTFIELD CAPITAL DIVIDEND GROWTH FUND
                       INSTITUTIONAL CLASS SHARES (WDIVX)
                         INVESTOR CLASS SHARES (WCDGX)

                              INVESTMENT ADVISER:
                   WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE

FUND SUMMARY -- INSTITUTIONAL CLASS SHARES ..................................  1
     INVESTMENT OBJECTIVE ...................................................  1
     FUND FEES AND EXPENSES .................................................  1
     PRINCIPAL INVESTMENT STRATEGY ..........................................  2
     PRINCIPAL RISKS ........................................................  2
     PERFORMANCE INFORMATION ................................................  4
     INVESTMENT ADVISER .....................................................  5
     PORTFOLIO MANAGER ......................................................  5
     PURCHASE AND SALE OF FUND SHARES .......................................  5
     TAX INFORMATION ........................................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ....................................................  6
FUND SUMMARY -- INVESTOR CLASS SHARES .......................................  7
     INVESTMENT OBJECTIVE ...................................................  7
     FUND FEES AND EXPENSES .................................................  7
     PRINCIPAL INVESTMENT STRATEGY ..........................................  8
     PRINCIPAL RISKS ........................................................  8
     PERFORMANCE INFORMATION ................................................ 10
     INVESTMENT ADVISER ..................................................... 11
     PORTFOLIO MANAGER ...................................................... 11
     PURCHASE AND SALE OF FUND SHARES ....................................... 11
     TAX INFORMATION ........................................................ 11
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES .................................................... 12
MORE INFORMATION ABOUT RISK ................................................. 13
MORE INFORMATION ABOUT THE FUND'S INVESTMENT
     OBJECTIVE AND INVESTMENTS .............................................. 14
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................ 14
INVESTMENT ADVISER .......................................................... 14
PORTFOLIO MANAGER ........................................................... 15
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................. 15
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 22
OTHER POLICIES .............................................................. 23
DIVIDENDS AND DISTRIBUTIONS ................................................. 26
TAXES ....................................................................... 26
FINANCIAL HIGHLIGHTS ........................................................ 29
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

WESTFIELD CAPITAL DIVIDEND GROWTH FUND -- INSTITUTIONAL CLASS SHARES

INVESTMENT OBJECTIVE

The Westfield Capital Dividend Growth Fund's (the "Fund") investment objective is to seek long-term capital growth.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                        0.75%
Other Expenses                                                         0.30%
                                                                      ------
Total Annual Fund Operating Expenses                                   1.05%
Less Fee Reductions and/or Expense Reimbursements(1)                  (0.10)%
                                                                      ------
Total Annual Fund Operating Expenses After Fee Reductions              0.95%
and/or Expense Reimbursements


(1) Westfield Capital Management Company, L.P. (the "Adviser" or "Westfield") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                   $97         $324        $570         $1,274

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

In pursuing the Fund's objective, the Adviser strives to build a portfolio comprised of approximately 30-50 publicly traded equity securities of primarily large capitalization issuers with a history or prospect of paying stable or increasing dividends. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. While the Fund expects to invest primarily in common and preferred stock, it may also invest in other equity securities, including master limited partnerships ("MLPs") and American Depositary Receipts ("ADRs"). The Adviser expects that investments in foreign securities, including ADRs, will typically represent less than 35% of the Fund's assets.

In constructing the Fund's portfolio, the Adviser first identifies companies that it believes possess the following quantitative characteristics: (i) above average dividend growth, sales growth, earnings growth and free cash flow growth; (ii) high current dividend yield; and (iii) a strong balance sheet. In addition, the Adviser seeks to identify companies that it believes possess the following qualitative characteristics: (i) superior company management; (ii) unique market position and broad market opportunities; and (iii) solid financial controls and accounting. The Adviser then performs a fundamental, qualitative review of each identified company, which may include initial interviews and continuing contact with company management. The Adviser may sell a security if: (i) the security reaches or falls below a predetermined price target; (ii) a change to a company's fundamentals occurs that negatively impacts the Adviser's original investment thesis; (iii) there is a change in a company's dividend policy; or (iv) the Adviser identifies a more attractive investment opportunity.

The Fund may buy and sell investments frequently in seeking to achieve its objective.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER RISK - The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westfieldcapital.com or by calling 1-866-454-0738.

The performance shown in the bar chart and performance table for periods prior to July 26, 2013 is the performance of another investment vehicle (the "Predecessor Fund"). Institutional Class Shares of the Fund acquired substantially all of the assets of the Predecessor Fund after the close of business on July 26, 2013. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The performance information in the bar chart and table for periods prior to July 26, 2013 reflects all fees and expenses incurred by the Predecessor Fund. The performance information for periods prior to July 26, 2013 has not been adjusted to reflect Institutional Class Shares expenses. If the performance information for periods prior to July 26, 2013 had been adjusted to reflect Institutional Class Shares expenses, the performance may have been lower.


                           2011                  4.62%
                           2012                 15.64%
                           2013                 27.09%
                           2014                  9.36%
                           2015                 (1.21)%
                           2016                  8.31%


                       BEST QUARTER          WORST QUARTER
                          13.72%               (12.49)%
                       (03/31/2013)          (09/30/2011)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2016 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable.


                                                                                    SINCE
                                                                                 PREDECESSOR
                                                                                    FUND'S
                                                                                   INCEPTION
 INSTITUTIONAL CLASS SHARES                                 1 YEAR    5 YEARS      (4/30/10)
---------------------------------------------------------------------------------------------
 Fund Returns Before Taxes                                  8.31%      11.45%       10.32%
 Fund Returns After Taxes on Distributions                  7.65%      10.47%        9.60%
 Fund Returns After Taxes on Distributions and Sale of      5.17%       9.02%        8.24%
   Fund Shares
 S&P 500 Index (reflects no deduction for fees,            11.96%      14.66%       12.34%
   expenses, or taxes)
 S&P 500 High Yield Dividend Aristocrats Index             20.68%      14.95%       13.25%
   (reflects no deduction for fees, expenses, or taxes)
 NASDAQ Dividend Achievers Select Total Return             11.93%      11.76%       10.86%
   Index (reflects no deduction for fees, expenses, or
   taxes)


INVESTMENT ADVISER

Westfield Capital Management Company, L.P.

PORTFOLIO MANAGER

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $50,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Dividend Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

WESTFIELD CAPITAL DIVIDEND GROWTH FUND -- INVESTOR CLASS SHARES

INVESTMENT OBJECTIVE

The Westfield Capital Dividend Growth Fund's (the "Fund") investment objective is to seek long-term capital growth.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                         INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                           0.75%
Other Expenses                                                            0.55%
                                                                         ------
   Shareholder Servicing Fees                            0.25%
   Other Operating Expenses                              0.30%
Total Annual Fund Operating Expenses                                      1.30%
Less Fee Reductions and/or Expense                                       (0.10)%
Reimbursements(1)                                                        ------
Total Annual Fund Operating Expenses After Fee                            1.20%
Reductions and/or Expense Reimbursements


(1) Westfield Capital Management Company, L.P. (the "Adviser" or "Westfield") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Investor Class Shares (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Investor Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 $122        $402          $703        $1,559

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

In pursuing the Fund's objective, the Adviser strives to build a portfolio comprised of approximately 30-50 publicly traded equity securities of primarily large capitalization issuers with a history or prospect of paying stable or increasing dividends. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. While the Fund expects to invest primarily in common and preferred stock, it may also invest in other equity securities, including master limited partnerships ("MLPs") and American Depositary Receipts ("ADRs"). The Adviser expects that investments in foreign securities, including ADRs, will typically represent less than 35% of the Fund's assets.

In constructing the Fund's portfolio, the Adviser first identifies companies that it believes possess the following quantitative characteristics: (i) above average dividend growth, sales growth, earnings growth and free cash flow growth; (ii) high current dividend yield; and (iii) a strong balance sheet. In addition, the Adviser seeks to identify companies that it believes possess the following qualitative characteristics: (i) superior company management; (ii) unique market position and broad market opportunities; and (iii) solid financial controls and accounting. The Adviser then performs a fundamental, qualitative review of each identified company, which may include initial interviews and continuing contact with company management. The Adviser may sell a security if: (i) the security reaches or falls below a predetermined price target; (ii) a change to a company's fundamentals occurs that negatively impacts the Adviser's original investment thesis; (iii) there is a change in a company's dividend policy; or (iv) the Adviser identifies a more attractive investment opportunity.

The Fund may buy and sell investments frequently in seeking to achieve its objective.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER RISK - The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westfieldcapital.com or by calling 1-866-454-0738.

The performance shown in the bar chart and performance table for periods prior to July 26, 2013 is the performance of another investment vehicle (the "Predecessor Fund"). Institutional Class Shares of the Fund acquired substantially all of the assets of the Predecessor Fund after the close of business on July 26, 2013. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The performance information in the bar chart and table for periods prior to July 26, 2013 reflects all fees and expenses incurred by the Predecessor Fund. The performance information for periods prior to July 26, 2013 has not been adjusted to reflect Investor Class Shares expenses. If the performance information for periods prior to July 26, 2013 had been adjusted to reflect Investor Class Shares expenses, the performance would have been lower.


                        2011                4.62%
                        2012               15.64%
                        2013               27.07%
                        2014                9.46%
                        2015               (1.39)%
                        2016                8.07%


                    BEST QUARTER         WORST QUARTER
                       13.72%              (12.49)%
                    (03/31/2013)         (09/30/2011)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2016 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable.


                                                                                 SINCE
                                                                               PREDECESSOR
                                                                                 FUND'S
                                                                                INCEPTION
INVESTOR CLASS SHARES                                     1 YEAR    5 YEARS     (4/30/10)
------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                  8.07%    11.38%       10.27%
Fund Returns After Taxes on Distributions                  7.12%    10.37%        9.52%
Fund Returns After Taxes on Distributions and Sale of      4.65%     8.89%        8.14%
  Fund Shares
S&P 500 Index (reflects no deduction for fees,            11.96%    14.66%       12.34%
  expenses, or taxes)
S&P 500 High Yield Dividend Aristocrats Index             20.68%    14.95%       13.25%
  (reflects no deduction for fees, expenses, or taxes)
NASDAQ Dividend Achievers Select Total Return             11.93%    11.76%       10.86%
  Index (reflects no deduction for fees, expenses, or
  taxes)


INVESTMENT ADVISER

Westfield Capital Management Company, L.P.

PORTFOLIO MANAGER

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($1,000 for IRAs). There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Dividend Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of ADRs, and interests in MLPs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENTS

The investment objective of the Fund is long-term capital growth. This investment objective may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Westfield Capital Management Company, L.P., a Delaware limited partnership established in 1989, serves as Adviser to the Fund. The Adviser is a 100% employee-owned professional investment management firm with its principal place of business located at One Financial Center, Boston, Massachusetts 02111. As of December 31, 2016, the Adviser had approximately $11.8 billion in assets under management.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.


The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' and Investor Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). If at any point total annual Fund operating expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. For the fiscal year ended October 31, 2016, the Fund paid 0.65% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016.


PORTFOLIO MANAGER

William A. Muggia is primarily responsible for the day-to-day management of the Fund.

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has been with the Adviser since 1994. He covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia holds an MBA from the Harvard Business School and a BA from Middlebury College.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

-------------------------------------------------------------------------------------------------
CLASS NAME       ELIGIBLE INVESTORS               INVESTMENT MINIMUMS       FEES
-------------------------------------------------------------------------------------------------
Institutional    Primarily institutional          Initial -- $50,000        Shareholder Servicing
Class Shares     investors and individual                                   Fee -- None
                 investors who meet the initial   Subsequent -- None
                 investment minimum
-------------------------------------------------------------------------------------------------
Investor Class   Primarily individual investors   Initial -- $2,500         Shareholder Servicing
Shares                                            ($1,000 for IRAs)         Fee -- Up to 0.25%
                                                  Subsequent -- None
-------------------------------------------------------------------------------------------------

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-454-0738.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund's name and share class. Make your check payable to "Westfield Capital Dividend Growth Fund."

REGULAR MAIL ADDRESS

Westfield Capital Dividend Growth Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westfield Capital Dividend Growth Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-866-454-0738 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #: 101000695
Westfield Capital Dividend Growth Fund
DDA #: 9871063178
Ref: Fund name/share class/account name/account number

BY AUTOMATIC INVESTMENT PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Fund at: Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Dividend Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's next computed NAV after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV


The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.


Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


MINIMUM INVESTMENTS

You can open an account with the Fund with a minimum initial investment of $2,500 ($1,000 for an IRA) for Investor Class Shares or $50,000 (including for an IRA) for Institutional Class Shares. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


FUND NAME                SHARE CLASS    TICKER SYMBOL     CUSIP      FUND CODE
--------------------------------------------------------------------------------
Westfield Capital         Investor         WCDGX        00766Y323      8642
Dividend Growth Fund    Institutional      WDIVX        00766Y331      8643

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-454-0738 for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westfield Capital Dividend Growth Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westfield Capital Dividend Growth Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH or wire redemption privileges) by completing the appropriate sections of the account application. Call 1-866-454-0738 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)


If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account balance in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange Investor Class or Institutional Class Shares of one Westfield Fund for Investor Class or Institutional Class Shares, respectively, of another Westfield Fund by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund's Investor Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.


PAYMENTS BY THE ADVISER


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.


The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "How the Fund Calculates NAV."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips," including exchanges, into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund or a redemption out of the Fund followed by a purchase into the Fund within a 30-day period, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases or redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-454-0738.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT U.S. FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Fund. The financial highlights tables are intended to help you understand the financial performance of the Fund for the period since the Fund's commencement of operations on July 26, 2013 through the most recent fiscal year end. Certain information contained in the tables reflects the financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-454-0738.


                                                             SELECTED PER SHARE DATA & RATIOS
                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                      INSTITUTIONAL CLASS SHARES
                                        ------------------------------------------------------
                                            YEAR         YEAR          YEAR          PERIOD
                                            ENDED        ENDED         ENDED         ENDED
                                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                            2016          2015          2014         2013*
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $  10.67       $  10.88      $  10.36      $  10.00
                                        --------       --------      --------      --------
Income (Loss) from Operations:
  Net Investment Income (1)                 0.20           0.14          0.28          0.04
  Net Realized and Unrealized Gain
   (Loss)                                  (0.13)          0.20          0.77          0.32
                                         --------       --------      --------      --------
Total from Operations                       0.07           0.34          1.05          0.36
                                        --------       --------      --------      --------
Dividends and Distributions from:
Net Investment Income                      (0.18)         (0.21)        (0.08)           --
Net Realized Gains                         (0.34)         (0.34)        (0.45)           --
                                        --------       --------      --------      --------
Total Dividends and Distributions          (0.52)         (0.55)        (0.53)           --
                                        --------       --------      --------      --------
Net Asset Value, End of Year            $  10.22       $  10.67      $  10.88      $  10.36
                                        ========       ========      ========      ========
TOTAL RETURN+                              0.90%          3.10%        10.67%         3.60%
                                        ========       ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)     $ 96,199       $ 97,940      $ 94,012      $ 68,686
  Ratio of Expenses to Average
    Net Assets(2)                          0.95%          0.95%         0.95%         0.95%**
Ratio of Expenses to Average
  Net Assets (Excluding Waivers
  and Fees Paid Indirectly)                1.05%          1.05%         1.10%         1.30%**
Ratio of Net Investment Income to
  Average Net Assets                       1.98%          1.29%         2.65%         1.65%**
Portfolio Turnover Rate                     112%           133%          101%           29%***



*    COMMENCED OPERATIONS ON JULY 26, 2013.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIOS WOULD HAVE BEEN 0.95%, 0.95%, 0.95% AND 0.95%, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                                            SELECTED PER SHARE DATA & RATIOS
                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                       INVESTOR CLASS SHARES
                                        -----------------------------------------------------
                                          YEAR          YEAR          YEAR          PERIOD
                                          ENDED         ENDED         ENDED         ENDED
                                       OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                          2016           2015          2014          2013*
                                        --------       --------      --------      --------
Net Asset Value, Beginning of Year      $  10.70       $  10.89      $  10.36      $  10.00
                                        --------       --------      --------      --------
Income (Loss) from Operations:
   Net Investment Income (1)                0.17           0.08          0.32          0.04
   Net Realized and Unrealized
     Gain (Loss)                           (0.13)          0.24          0.74          0.32
                                        --------       --------      --------      --------
Total from Operations                       0.04           0.32          1.06          0.36
                                        --------       --------      --------      --------
Dividends and Distributions from:
   Net Investment Income                   (0.16)         (0.17)        (0.08)           --
   Net Realized Gains                      (0.34)         (0.34)        (0.45)           --
                                        --------       --------      --------      --------
Total Dividends and Distributions          (0.50)         (0.51)        (0.53)           --
                                        --------       --------      --------      --------
Net Asset Value, End of Year            $  10.24       $  10.70      $  10.89      $  10.36
                                        ========       ========      ========      ========
TOTAL RETURN+                              0.60%          2.91%        10.76%         3.60%
                                        ========       ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)     $    347       $   246       $     40      $     27
Ratio of Expenses to Average
  Net Assets(2)                            1.20%         1.20%          1.04%         1.00%**
Ratio of Expenses to Average
  Net Assets (Excluding Waivers
  and Fees Paid Indirectly)                1.30%         1.30%          1.21%         1.31%**
Ratio of Net Investment Income
  to Average Net Assets                    1.71%         0.75%          3.14%         1.36%**
Portfolio Turnover Rate                     112%          133%           101%           29%***



*    COMMENCED OPERATIONS ON JULY 26, 2013.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIOS WOULD HAVE BEEN 1.20%, 1.20%, 1.04% AND 1.00%, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                     WESTFIELD CAPITAL DIVIDEND GROWTH FUND

INVESTMENT ADVISER

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2017, as it may be amended from time to time, includes detailed information about The Advisors' Inner Circle Fund II and the Westfield Capital Dividend Growth Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-866-454-0738

BY MAIL:     Westfield Capital Dividend Growth Fund
             P.O. Box 219009 Kansas City,
             Missouri 64121-9009

BY E-MAIL:   westfieldfunds@seic.com

BY INTERNET: www.westfieldcapital.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 WCM-PS-002-0500

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                    WESTFIELD CAPITAL LARGE CAP GROWTH FUND
                       INSTITUTIONAL CLASS SHARES (WCLGX)
                         INVESTOR CLASS SHARES (WCLCX)

                              INVESTMENT ADVISER:
                   WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE

FUND SUMMARY -- INSTITUTIONAL CLASS SHARES ..................................  1
     INVESTMENT OBJECTIVE ...................................................  1
     FUND FEES AND EXPENSES .................................................  1
     PRINCIPAL INVESTMENT STRATEGY ..........................................  2
     PRINCIPAL RISKS ........................................................  2
     PERFORMANCE INFORMATION ................................................  3
     INVESTMENT ADVISER .....................................................  4
     PORTFOLIO MANAGERS .....................................................  4
     PURCHASE AND SALE OF FUND SHARES .......................................  5
     TAX INFORMATION ........................................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES .......................................................  5
FUND SUMMARY -- INVESTOR CLASS SHARES .......................................  6
     INVESTMENT OBJECTIVE ...................................................  6
     FUND FEES AND EXPENSES .................................................  6
     PRINCIPAL INVESTMENT STRATEGY ..........................................  7
     PRINCIPAL RISKS ........................................................  7
     PERFORMANCE INFORMATION ................................................  9
     INVESTMENT ADVISER ..................................................... 10
     PORTFOLIO MANAGERS ..................................................... 10
     PURCHASE AND SALE OF FUND SHARES ....................................... 10
     TAX INFORMATION ........................................................ 10
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ....................................................... 10
MORE INFORMATION ABOUT RISK ................................................. 11
MORE INFORMATION ABOUT THE FUND'S INVESTMENT
  OBJECTIVE AND INVESTMENTS ................................................. 12
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................ 12
INVESTMENT ADVISER .......................................................... 12
PORTFOLIO MANAGERS .......................................................... 13
RELATED PERFORMANCE DATA OF THE ADVISER ..................................... 14
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................. 15
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 23
OTHER POLICIES .............................................................. 24
DIVIDENDS AND DISTRIBUTIONS ................................................. 27
TAXES ....................................................................... 27
FINANCIAL HIGHLIGHTS ........................................................ 29
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

WESTFIELD CAPITAL LARGE CAP GROWTH FUND -- INSTITUTIONAL CLASS SHARES

INVESTMENT OBJECTIVE

The Westfield Capital Large Cap Growth Fund's (the "Fund") investment objective is to seek long-term capital growth.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                     INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                               0.65%
Other Expenses                                                0.25%
                                                             ------
Total Annual Fund Operating Expenses                          0.90%
Less Fee Reductions and/or Expense                           (0.05)%
  Reimbursements(1)                                          ------
Total Annual Fund Operating Expenses After Fee                0.85%
Reductions and/or Expense Reimbursements

(1) Westfield Capital Management Company, L.P. (the "Adviser" or "Westfield") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.85% of the Fund's Institutional Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). To the extent excluded expenses are incurred, Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements may be higher than the Expense Limitation. If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                   $87         $282        $494         $1,103


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

In pursuing the Fund's objective, the Adviser strives to build a portfolio comprised of approximately 35-60 equity securities (principally common and preferred stock) the Adviser believes have above average prospects for growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large-capitalization companies to be companies with market capitalizations greater than $3 billion at the time of purchase. The Adviser expects investments in foreign companies, including emerging market companies and American Depositary Receipts ("ADRs"), will typically represent less than 25% of the Fund's assets.

In constructing the Fund's portfolio, the Adviser utilizes a bottom-up approach by first identifying companies that meet strict fundamental criteria and then performing a qualitative review on each identified company. The Adviser's research also may include initial interviews and continuing contact with company management. In selecting stocks for the Fund's portfolio, the Adviser looks for companies that it believes possess the following quantitative characteristics: (i) accelerating earnings growth; (ii) strong balance sheet; and (iii) attractive valuation as measured by price/earnings to growth ratio. In addition, the Adviser seeks to identify companies that it believes possess the following qualitative characteristics: (i) superior company management;
(ii) unique market position and broad market opportunities; and (iii) solid financial controls and accounting. The Adviser may sell a security if: (i) the security reaches or falls below a predetermined price target; (ii) a change to a company's fundamentals occurs that negatively impacts the Adviser's original investment thesis; (iii) the security underperforms versus its industry peer group; or (iv) the Adviser identifies a more attractive investment opportunity.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

GROWTH STYLE RISK -- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westfieldcapital.com or by calling 1-866-454-0738.

                          2012                  16.93%
                          2013                  36.56%
                          2014                  11.55%
                          2015                   2.64%
                          2016                   2.36%


                      BEST QUARTER           WORST QUARTER
                         15.60%                 (7.81)%
                      (03/31/2012)            (09/30/2015)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



                                                                            SINCE
                                                                          INCEPTION
 INSTITUTIONAL CLASS SHARES                         1 YEAR     5 YEARS    (7/13/11)
-----------------------------------------------------------------------------------
 Fund Returns Before Taxes                           2.36%     13.35%       9.82%
 Fund Returns After Taxes on Distributions          (1.26)%    11.14%       7.85%
 Fund Returns After Taxes on Distributions           4.22%     10.50%       7.63%
   and Sale of Fund Shares
 Russell 1000 Growth Index (reflects no              7.08%     14.50%       12.20%
   deduction for fees, expenses, or taxes)


INVESTMENT ADVISER

Westfield Capital Management Company, L.P.

PORTFOLIO MANAGERS

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2011.

Ethan J. Meyers, CFA, Managing Partner, Director of Research, has managed the Fund since its inception in 2011.

John M. Montgomery, Managing Partner, Portfolio Strategist and Chief Operating Officer, has managed the Fund since its inception in 2011.

Bruce N. Jacobs, CFA, Managing Partner, has managed the Fund since its inception in 2011.

Hamlen Thompson, Managing Partner, has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $50,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at Westfield Capital Large Cap Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Large Cap Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

WESTFIELD CAPITAL LARGE CAP GROWTH FUND -- INVESTOR CLASS SHARES

INVESTMENT OBJECTIVE

The Westfield Capital Large Cap Growth Fund's (the "Fund") investment objective is to seek long-term capital growth.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                      INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                         0.65%
Other Expenses                                                          0.50%
                                                                       -------
    Shareholder Servicing Fees                        0.25%
    Other Operating Expenses                          0.25%
Total Annual Fund Operating Expenses                                    1.15%
Less Fee Reductions and/or Expense                                     (0.05)%
  Reimbursements(1)                                                    -------
Total Annual Fund Operating Expenses After Fee                           1.10%
Reductions and/or Expense Reimbursements

(1) Westfield Capital Management Company, L.P. (the "Adviser" or "Westfield") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Investor Class Shares (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.85% of the Fund's Investor Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). To the extent Shareholder Servicing Fees and other excluded expenses are incurred, Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements may be higher than the Expense Limitation. If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 $112        $360         $628         $1,393


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

In pursuing the Fund's objective, the Adviser strives to build a portfolio comprised of approximately 35-60 equity securities (principally common and preferred stock) the Adviser believes have above average prospects for growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large-capitalization companies to be companies with market capitalizations greater than $3 billion at the time of purchase. The Adviser expects investments in foreign companies, including emerging market companies and American Depositary Receipts ("ADRs"), will typically represent less than 25% of the Fund's assets.

In constructing the Fund's portfolio, the Adviser utilizes a bottom-up approach by first identifying companies that meet strict fundamental criteria and then performing a qualitative review on each identified company. The Adviser's research also may include initial interviews and continuing contact with company management. In selecting stocks for the Fund's portfolio, the Adviser looks for companies that it believes possess the following quantitative characteristics: (i) accelerating earnings growth; (ii) strong balance sheet; and (iii) attractive valuation as measured by price/earnings to growth ratio. In addition, the Adviser seeks to identify companies that it believes possess the following qualitative characteristics: (i) superior company management;
(ii) unique market position and broad market opportunities; and (iii) solid financial controls and accounting. The Adviser may sell a security if: (i) the security reaches or falls below a predetermined price target; (ii) a change to a company's fundamentals occurs that negatively impacts the Adviser's original investment thesis; (iii) the security underperforms versus its industry peer group; or (iv) the Adviser identifies a more attractive investment opportunity.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT

AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

GROWTH STYLE RISK -- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westfieldcapital.com or by calling 1-866-454-0738.

                       2012                 16.81%
                       2013                 36.12%
                       2014                 11.37%
                       2015                  2.37%
                       2016                  2.11%


                   BEST QUARTER          WORST QUARTER
                      15.60%                (7.82)%
                   (03/31/2012)           (09/30/2015)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                            1 YEAR    5 YEARS     (7/13/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                         2.11%     13.11%      9.60%
Fund Returns After Taxes on Distributions        (1.36)%    11.02%      7.75%
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares                         4.05%     10.32%      7.47%
Russell 1000 Growth Index (reflects no
  deduction for fees, expenses, or taxes)         7.08%     14.50%     12.20%

INVESTMENT ADVISER

Westfield Capital Management Company, L.P.

PORTFOLIO MANAGERS

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2011.

Ethan J. Meyers, CFA, Managing Partner, Director of Research, has managed the Fund since its inception in 2011.

John M. Montgomery, Managing Partner, Portfolio Strategist and Chief Operating Officer, has managed the Fund since its inception in 2011.

Bruce N. Jacobs, CFA, Managing Partner, has managed the Fund since its inception in 2011.

Hamlen Thompson, Managing Partner, has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($1,000 for IRAs). There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at Westfield Capital Large Cap Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Large Cap Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of ADRs, and shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENTS

The investment objective of the Fund is long-term capital growth. This investment objective may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Westfield Capital Management Company, L.P., a Delaware limited partnership established in 1989, serves as Adviser to the Fund. The Adviser is a 100% employee-owned professional investment management firm with its principal place of business located at One Financial Center, Boston, Massachusetts 02111. As of December 31, 2016, the Adviser had approximately $11.8 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund on the first $1 billion, 0.60% of the average daily net assets of the Fund on the next $1 billion and 0.55% of the average daily net assets of the Fund for amounts in excess of $2 billion.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.85% of the Fund's Institutional Class Shares' and Investor Class Shares' average daily net assets until February 28, 2018 (the "Expense Limitation"). If at any point total annual Fund operating expenses (not including excluded expenses) are below the Expense Limitation, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. For the fiscal year ended October 31, 2016, the Fund paid 0.61% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016.


PORTFOLIO MANAGERS

Investment decisions for the Fund are made by the consensus of the Adviser's Investment Committee (the "Committee"), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund.

William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has been with the Adviser since 1994. He covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia holds an MBA from the Harvard Business School and a BA from Middlebury College.


Ethan J. Meyers, CFA, Managing Partner and Director of Research, has been with the Adviser since 1999. He covers Business, Financial and Consumer Services. Mr. Meyers holds a BS from the A.B. Freeman School of Business, Tulane University.


John M. Montgomery, Managing Partner, Portfolio Strategist and Chief Operating Officer, has been with the Adviser since 2006. He focuses on portfolio and investment process strategy. Mr. Montgomery holds an MM from the JL Kellogg Graduate School of Management, Northwestern University, and a BA from Trinity College.


Bruce N. Jacobs, CFA, Managing Partner, has been with the Adviser since 2004. He covers Medtech and Consumer Staples. Mr. Jacobs holds an MBA from the Harvard Business School and a BS from the Wharton School of the University of Pennsylvania.


Hamlen Thompson, Managing Partner, has been with the Adviser since 2004. He covers Energy and Industrials. Mr. Thompson holds an MBA from Boston College, Carroll School of Management, and a BA from Colby College.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following table shows the performance of actual, fee-paying and non-fee-paying accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund (the "Large Cap Growth Equity Composite" or the "Composite"). The Composite data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Moreover, the performance shown does not represent the future performance of the Fund or of the Adviser.


The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. The Adviser claims compliance with the Global Investment Performance Standards ("GIPS([R])") and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the period January 1, 2000 to December 31, 2015. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Large Cap Growth Equity Composite has been examined for the periods January 1, 2000 to December 31, 2015. The verification and performance examination reports are available upon request.


Performance results are presented both net of fees and gross of fees. "Net of fees" performance results are net of management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. The Fund's fees and expenses are generally expected to be higher than those of the accounts included in the Composite. If the Fund's fees and expenses had been imposed on accounts included in the Composite, the performance shown below would have been lower. The accounts included in the Composite are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


PERFORMANCE INFORMATION FOR THE ADVISER'S LARGE CAP GROWTH EQUITY COMPOSITE(1) (JANUARY 1, 2005 THROUGH DECEMBER 31, 2016)


THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         3-YEAR ANNUALIZED
                                                                                                       STANDARD DEVIATION(4)
                                                                                                  --------------------------------
           TOTAL        TOTAL                ANNUAL      ANNUAL
           FIRM      COMPOSITE               TOTAL       TOTAL     RUSSELL                                     RUSSELL
          ASSETS      ASSETS      NUMBER    RETURN      RETURN      1000     RUSSELL              LARGE CAP     1000      RUSSELL
           (IN         (IN          OF      (NET OF    (GROSS OF   GROWTH     1000    DISPERSION    GROWTH     GROWTH      1000
YEAR     MILLIONS)   MILLIONS)   ACCOUNTS   FEES)(2)    FEES)(2)   INDEX     INDEX       (3)      COMPOSITE    INDEX      INDEX
----------------------------------------------------------------------------------------------------------------------------------
2016     $11,753      $3,421         82       2.89%      3.44%      7.08%    12.05%      0.34%      11.95%     11.15%     10.69%
----------------------------------------------------------------------------------------------------------------------------------
2015     $15,408      $5,116        102       3.08%      3.60%      5.67%     0.92%      0.20%      11.62%     10.70%     10.48%
----------------------------------------------------------------------------------------------------------------------------------
2014     $17,499      $6,144        118      11.92%     12.49%     13.05%    13.24%      0.46%      10.65%      9.59%      9.12%
----------------------------------------------------------------------------------------------------------------------------------
2013     $17,368      $6,076        136      36.93%     37.63%     33.48%    33.11%      0.89%      14.84%     12.18%     12.26%
----------------------------------------------------------------------------------------------------------------------------------
2012     $14,155      $5,135        154      17.25%     17.87%     15.26%    16.42%      0.31%      18.32%     15.66%     15.40%
----------------------------------------------------------------------------------------------------------------------------------
2011     $14,212      $5,567        189      (7.68)%   (7.19)%      2.64%     1.50%      0.32%      19.22%     17.76%     18.95%
----------------------------------------------------------------------------------------------------------------------------------
2010     $15,137      $5,831        167      16.58%     17.18%     16.71%    16.10%      0.40%      23.90%     22.11%     22.29%
----------------------------------------------------------------------------------------------------------------------------------
2009     $12,347      $3,962        123      38.04%     38.71%     37.21%    28.43%      0.65%      21.29%     19.73%     20.05%
----------------------------------------------------------------------------------------------------------------------------------
2008      $8,790      $2,733        104     (40.62)%   (40.34)%   (38.44)%  (37.60)%     0.78%      19.07%     16.40%     15.56%
----------------------------------------------------------------------------------------------------------------------------------
2007     $13,161      $2,675         63      18.95%     19.42%     11.81%     5.77%      0.16%       8.87%      8.54%      7.81%
----------------------------------------------------------------------------------------------------------------------------------
2006     $10,120      $1,881         41      16.43%     16.87%      9.07%    15.46%      0.26%       8.21%      8.31%      7.05%
----------------------------------------------------------------------------------------------------------------------------------
2005      $8,326      $1,367         31      10.49%     10.94%      5.26%     6.27%      0.27%      10.17%      9.53%      9.13%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Composite: The Large Cap Growth Equity Composite contains fully discretionary accounts that focus on long-term growth in equity securities of predominately large cap companies (capitalization typically more than $6 billion at initial purchase) with potential for growth. Prior to January 1, 2007, the minimum account size for this Composite was $1 million. Beginning January 1, 2007, there is no longer a minimum account size for this Composite. For comparison purposes, the Composite is measured against the Russell 1000 Growth Index and the Russell 1000 Index. Benchmark returns are not covered by the report of independent verifiers. The Composite does not reflect all of the Adviser's assets under management. A complete list of the firm's composite descriptions is available upon request.

(2) The U.S. dollar is the currency used to express performance. Both gross and net returns reflect the deduction of transaction costs and the reinvestment of income. Gross returns do not reflect the deduction of investment advisory fees or any other expenses that may be incurred in the management of the account. Net of fee performance was calculated using actual management fees except for accounts that were charged a performance based fee; net of fee performance for those accounts was calculated using the highest management fee of 0.65%, applied monthly. The management fee schedule for this Composite is 0.65% on the first $25 million; 0.60% on the next $25 million; 0.55% on the next $25 million; and 0.50% on amounts exceeding $75 million. Actual investment advisory fees incurred by clients may vary. Additional information regarding policies for calculating and reporting returns is available upon request.

(3) The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the Composite the entire year.

(4) The three-year annualized standard deviation measures variability of the Composite and the benchmark returns over the preceding 36-month period.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

------------------------------------------------------------------------------------------------
CLASS NAME       ELIGIBLE INVESTORS               INVESTMENT MINIMUMS      FEES
------------------------------------------------------------------------------------------------
Institutional    Primarily institutional          Initial -- $50,000       Shareholder Servicing
Class Shares     investors and individual                                  Fee -- None
                 investors who meet the initial   Subsequent -- None
                 investment minimum
------------------------------------------------------------------------------------------------
Investor Class   Primarily individual investors   Initial -- $2,500        Shareholder Servicing
Shares                                            ($1,000 for IRAs)        Fee -- Up to 0.25%

                                                  Subsequent -- None
------------------------------------------------------------------------------------------------

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-454-0738.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund's name and share class. Make your check payable to "Westfield Capital Large Cap Growth Fund."

REGULAR MAIL ADDRESS

Westfield Capital Large Cap Growth Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westfield Capital Large Cap Growth Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-866-454-0738 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #: 101000695
Westfield Capital Large Cap Growth Fund
DDA #: 9871063178
Ref: Fund name/share class/account name/account number

BY AUTOMATIC INVESTMENT PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Fund at: Westfield Capital Large Cap Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Large Cap Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's next computed NAV after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV


The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


MINIMUM INVESTMENTS

You can open an account with the Fund with a minimum initial investment of $2,500 ($1,000 for an IRA) for Investor Class Shares or $50,000 (including for an IRA) for Institutional Class Shares. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


FUND NAME                     SHARE CLASS      TICKER SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------------
Westfield Capital Large      Institutional         WCLGX        00766Y489      8641
Cap Growth Fund                Investor            WCLCX        00766Y471      8640


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or by telephone at 1-866-454-0738.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-454-0738 for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westfield Capital Large Cap Growth Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westfield Capital Large Cap Growth Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH or wire redemption privileges) by completing the appropriate sections of the account application. Call 1-866-454-0738 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)


If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account balance in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange Investor Class or Institutional Class Shares of one Westfield Fund for Investor Class or Institutional Class Shares, respectively, of another Westfield Fund by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund's Investor Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.


PAYMENTS BY THE ADVISER


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "How the Fund Calculates NAV."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips," including exchanges, into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund or a redemption out of the Fund followed by a purchase into the Fund within a 30-day period, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases or redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-454-0738.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT U.S. FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Fund. The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the tables reflects the financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-454-0738.


                                                                              SELECTED PER SHARE DATA & RATIOS
                                                                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                 INSTITUTIONAL CLASS SHARES
                                         ----------------------------------------------------------------------
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                            2016           2015           2014           2013           2012
                                         --------      ---------       -----------    -----------    ----------
Net Asset Value, Beginning of Year       $  13.97      $  14.49         $ 13.20        $  10.09       $   9.23
                                         --------      --------         -------        --------       --------
Income (Loss) from Operations:
  Net Investment Income (1)                  0.03          0.05            0.05            0.07           0.08
  Net Realized and Unrealized Gain           0.02          0.61            2.01            3.16           0.79
                                         --------      --------         -------        --------       --------
Total from Operations                        0.05          0.66            2.06            3.23           0.87
                                         --------      --------         -------        --------       --------
Dividends and Distributions from:
  Net Investment Income                     (0.04)        (0.05)          (0.06)          (0.11)         (0.01)
  Net Realized Gains                        (1.24)        (1.13)          (0.71)          (0.01)            --
                                         --------      --------         -------        --------       --------
Total Dividends and Distributions           (1.28)        (1.18)          (0.77)          (0.12)         (0.01)
                                         --------      --------         -------        --------       --------
Net Asset Value, End of Year             $  12.74      $  13.97         $ 14.49        $  13.20       $  10.09
                                         ========      ========         =======        ========       ========
TOTAL RETURN+                               0.54%         4.70%          16.36%          32.33%          9.39%
                                         ========      ========         =======        ========       ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)      $172,123      $201,547        $204,895        $193,684       $142,034
Ratio of Expenses to Average
  Net Assets(2)                             0.85%         0.86%(3)        0.85%           0.94%(3)       0.85%
Ratio of Expenses to Average
  Net Assets (Excluding Waivers
  and Fees Paid Indirectly)                 0.90%         0.89%           0.89%           1.00%          0.99%
Ratio of Net Investment Income to
  Average Net Assets                        0.26%         0.33%           0.40%           0.58%          0.81%
Portfolio Turnover Rate                       63%           82%             49%             71%            82%



(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIOS WOULD HAVE BEEN 0.85%, 0.86%, 0.85%, 0.94% AND 0.85%, RESPECTIVELY.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES INCOME TAX EXPENSES THAT WERE CONSIDERED EXTRAORDINARY FEES ACCRUED OUTSIDE THE ADVISER'S EXPENSE LIMITATION AGREEMENT. HAD THESE EXPENSES BEEN EXCLUDED, THE RATIO WOULD HAVE BEEN 0.85%.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                                                               SELECTED PER SHARE DATA & RATIOS
                                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                 INVESTOR CLASS SHARES
                                        ------------------------------------------------------------------------
                                        YEAR ENDED    YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                        OCTOBER 31,   OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                           2016           2015             2014          2013           2012
                                         --------      ---------       -----------    -----------    ----------
Net Asset Value, Beginning of Year       $  14.07      $  14.58         $ 13.30        $  10.09       $   9.23
                                         --------      --------         -------        --------       --------
Income (Loss) from Operations:
   Net Investment Income (1)                   --          0.01            0.02            0.03           0.04
   Net Realized and Unrealized Gain          0.02          0.63            2.01            3.19           0.82
                                         --------      --------         -------        --------       --------
Total from Operations                        0.02          0.64            2.03            3.22           0.86
                                         --------      --------         -------        --------       --------
Dividends and Distributions from:
   Net Investment Income                    (0.01)        (0.02)          (0.04)             --          0.00(4)
   Net Realized Gains                       (1.24)        (1.13)          (0.71)          (0.01)           --
                                         --------      --------         -------        --------       --------
Total Dividends and Distributions           (1.25)        (1.15)          (0.75)          (0.01)          0.00(4)
                                         --------      --------         -------        --------       --------
Net Asset Value, End of Year             $  12.84      $  14.07         $ 14.58        $  13.30       $  10.09
                                         ========      ========         =======        ========       ========
TOTAL RETURN+                               0.27%         4.50%          15.98%          31.92%          9.38%
                                         ========      ========         =======        ========       ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)      $    187      $    209         $   312        $    193       $     77
Ratio of Expenses to Average Net
  Assets(2)                                 1.10%         1.11%(3)        1.10%           1.19%(3)       1.09%
Ratio of Expenses to Average Net
  Assets (Excluding Waivers
  and Fees Paid Indirectly)                 1.15%         1.14%           1.14%           1.25%          1.23%
Ratio of Net Investment Income
  to Average Net Assets                     0.01%         0.08%           0.14%           0.24%          0.36%
Portfolio Turnover Rate                       63%           82%             49%             71%            82%



(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIOS WOULD HAVE BEEN 1.10%, 1.11%, 1.10%, 1.19% AND 1.09%, RESPECTIVELY.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES INCOME TAX EXPENSES THAT WERE CONSIDERED EXTRAORDINARY FEES ACCRUED OUTSIDE THE ADVISER'S EXPENSE LIMITATION AGREEMENT. HAD THESE EXPENSES BEEN EXCLUDED, THE RATIO WOULD HAVE BEEN 1.10%.

(4)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                    WESTFIELD CAPITAL LARGE CAP GROWTH FUND

INVESTMENT ADVISER

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2017, as it may be amended from time to time, includes detailed information about The Advisors' Inner Circle Fund II and the Westfield Capital Large Cap Growth Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-866-454-0738

BY MAIL:      Westfield Capital Large Cap Growth Fund
              P.O. Box 219009 Kansas City,
              Missouri 64121-9009

BY E-MAIL:    westfieldfunds@seic.com

BY INTERNET:  www.westfieldcapital.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 WCM-PS-001-0700

                      STATEMENT OF ADDITIONAL INFORMATION

                         CARDINAL SMALL CAP VALUE FUND
                      (INSTITUTIONAL CLASS SHARES: CCMSX)

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                 MARCH 1, 2017


                              INVESTMENT ADVISER:
                      CARDINAL CAPITAL MANAGEMENT, L.L.C.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Cardinal Small Cap Value Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2017, as it may be amended from time to time (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The Fund's financial statements and financial highlights including notes thereto, and the report of PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2016 are contained in the 2016 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Fund's 2016 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at Cardinal Small Cap Value Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Cardinal Small Cap Value Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101), or calling the Fund at 1-844-CCM-SEIC (1-844-226-7342).

                               TABLE OF CONTENTS

THE TRUST ................................................................   S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ....................   S-1
INVESTMENT LIMITATIONS ...................................................  S-37
THE ADVISER ..............................................................  S-39
THE PORTFOLIO MANAGERS ...................................................  S-40
THE ADMINISTRATOR ........................................................  S-42
THE DISTRIBUTOR ..........................................................  S-42
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-43
THE TRANSFER AGENT .......................................................  S-44
THE CUSTODIAN ............................................................  S-44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-44
LEGAL COUNSEL ............................................................  S-44
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-44
PURCHASING AND REDEEMING SHARES ..........................................  S-55
DETERMINATION OF NET ASSET VALUE .........................................  S-56
TAXES ....................................................................  S-57
FUND TRANSACTIONS ........................................................  S-64
PORTFOLIO HOLDINGS .......................................................  S-66
DESCRIPTION OF SHARES ....................................................  S-68
SHAREHOLDER LIABILITY ....................................................  S-68
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-68
PROXY VOTING .............................................................  S-69
CODES OF ETHICS ..........................................................  S-69
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS ...............................  S-69
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1


March 1, 2017                                                    CAR-SX-001-0400

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004 and as amended May 15, 2012 (the "Declaration of Trust"). Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus.

The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS--American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

COLLATERALIZED DEBT OBLIGATIONS. Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For the purposes of the Fund's concentration policies, asset-based securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS--The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which may include notes with interest payments that are tied to an underlying commodity or commodity index, exchange-traded funds ("ETFs") or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. Such commodity investments are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS--In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("Ginnie Mae") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and Ginnie Mae projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES--Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS--Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities."

DIRECT LOANS, ASSIGNMENTS AND LOAN PARTICIPATIONS--Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by Cardinal Capital Management L.L.C. (the "Adviser") based on criteria approved by the Board.


The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.


The Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

DISTRESSED SECURITIES--Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.

EQUITY-LINKED WARRANTS--Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds. The Fund may invest in equity-linked warrants.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the Adviser selects to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and include common stocks, preferred stocks, rights, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Fund purchases and sells equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the U.S. on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Fund may purchase preferred stock of all ratings, as well as unrated stock.

WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. If the Fund invests in convertible securities, it may purchase convertible securities of all ratings, as well as unrated securities.

SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. They may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS--A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE TRADED NOTES--Exchange traded notes ("ETNs") generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined in the "Taxes" section of this SAI), which must be met in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES--Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund's NAV.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO"), or, if not rated, are determined to be of comparable quality by the Adviser. See "Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's Investors Services, Inc. ("Moody's") or BBB-by Standard & Poor's ("S&P") or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

LOWER RATED SECURITIES. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's NAV.

PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.


In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund's investments.


FORWARD FOREIGN CURRENCY CONTRACTS--A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below:

TRANSACTION HEDGING. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

POSITION HEDGING. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). The Fund may use Position Hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

CROSS HEDGES. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

PROXY HEDGES. The Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Fund may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

RISKS. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES AND OPTIONS ON FUTURES CONTRACTS--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC").

Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

The Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund's returns, as permitted by its stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund may use futures for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. The Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and options on futures, including the following: (i) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES--The Fund may invest in securities issued by Ginnie Mae, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to Ginnie Mae guarantees.

Ginnie Mae securities represent ownership in a pool of federally insured mortgage loans. Ginnie Mae certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, Ginnie Mae certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular Ginnie Mae pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Ginnie Mae securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although Ginnie Mae certificates may offer yields higher than those available from other types of U.S. Government securities, Ginnie Mae certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, Ginnie Mae certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES--Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Fund may invest in illiquid securities. If, subsequent to purchase, a security held by the Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining liquidity, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and
(iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INFLATION PROTECTED SECURITIES--Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the Internal Revenue Service (the "IRS") to be taxable income in the year it occurs. The Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

INSURANCE FUNDING AGREEMENTS--The Fund may enter into insurance funding agreements. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities."

INVESTMENT COMPANIES--Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and Real Estate Investment Trusts ("REITs"), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, the Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section

12(d)(1)(A) of the 1940 Act.

The Fund may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule or regulation of the U.S. Securities and Exchange Commission (the "SEC") or any order or interpretation thereunder.

EXCHANGE-TRADED FUNDS. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs may be based on an underlying currency, commodity, basket of securities or an index, they are subject to the same market fluctuations as their underlying currencies, commodities or securities in volatile market swings.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares and SPDR exchange-traded funds (collectively, the "Exemption ETFs") and procedures approved by the Board, the Fund may invest in the Exemption ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for the Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the Adviser expects, it could cause the Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS--The Fund may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Adviser based on criteria approved by the Board.


MASTER LIMITED PARTNERSHIPS-- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.


The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MONEY MARKET SECURITIES--Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;
(iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

GOVERNMENT PASS-THROUGH SECURITIES. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC" securities), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by Ginnie Mae, including Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by Ginnie Mae and are backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates are also supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

PRIVATE PASS-THROUGH SECURITIES. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. Ginnie Mae REMIC Certificates are backed by the full faith and credit of the U.S. Government.

PARALLEL PAY SECURITIES; PLANNED AMORTIZATION CLASS CMOS ("PAC BONDS"). Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

PFANDBRIEFE. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

ESTIMATED AVERAGE LIFE. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS--Mortgage "dollar rolls" or "covered rolls," are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. The Fund may invest in mortgage dollar rolls. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, the Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The Fund may invest in municipal securities. Additional information regarding municipal securities is described below:

MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

MUNICIPAL LEASES. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

MUNICIPAL NOTES. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S.
BANKS--Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. These investments may be made by the Fund. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BANK NOTES. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

OPTIONS--The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When the Fund purchases put and call options, it pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write (I.E., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

RISKS. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REAL ESTATE INVESTMENT TRUSTS--REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may invest in REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS--A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions and follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for the Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS--Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING--The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1 / 3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extend required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share NAV. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES--Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act. The Fund may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT SECURITIES

HIGH YIELD SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

GENERAL. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES--The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, its credit risk will generally be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS--Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, the Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). The Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, the Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that the Adviser believes to be creditworthy. In addition, the Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES--Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

RECEIPTS. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts ("TRs") and Separate Trading of Registered Interest and Principal of Securities ("STRIPS") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (E.G., Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae), others are supported by the right of the issuer to borrow from the Treasury (E.G., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (E.G., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate. When the Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES--Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, the Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, Treasury Investment Growth Receipts ("TIGRs"), Liquid Yield Option Notes ("LYONs"), and Certificates of Accrual on Treasury

Securities ("CATS")) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. The Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. The Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments.

SPECIAL RISKS OF CYBER ATTACKS--As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The Trust (on behalf of the Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund's outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
     (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be "investments in a particular industry."

5. The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. The Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8. The Fund may not change its investment objective to seek to achieve long-term capital appreciation without the affirmative vote of the holders of a majority of its outstanding voting securities.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4. The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. The Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5. The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6. The Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies without 60 days' prior notice to shareholders.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions:

BORROWING. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of the Fund's investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

THE ADVISER


GENERAL. Cardinal Capital Management, L.L.C., a Delaware limited liability company, located at Four Greenwich Office Park, Greenwich, Connecticut 06831, is a professional investment management firm registered with the SEC under the 1940 Act. The Adviser is 100% owned by current and retired employees. As of December 31, 2016, the Adviser had approximately $2.5 billion in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.


After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not less than 30 days' nor more than 60 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "Excluded Expenses")) from exceeding 1.00% of the Fund's Institutional Class shares' average daily net until May 31, 2018 (the "Contractual Expense Limit"). In addition, if at any point total annual Fund operating expenses (not including Excluded Expenses) are below the Contractual Expense Limit, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including Excluded Expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2018.

For the fiscal years ended October 31, 2014, 2015 and 2016, the Fund paid the Adviser the following advisory fees:

-------------------------------------------------------------------------------------------------
                                                                       TOTAL FEES PAID
     CONTRACTUAL                       FEES WAIVED BY                   TO THE ADVISER
     FEES PAID                          THE ADVISER                    (AFTER WAIVERS)(2)
-------------------------------------------------------------------------------------------------
 2014(1)     2015     2016      2014(1)     2015     2016       2014(1)      2015     2016
-------------------------------------------------------------------------------------------------
$23,895    $64,080  $103,639   $23,895    $64,080  $103,639       $0           $0      $0
-------------------------------------------------------------------------------------------------

(1) Represents the period from April 1, 2014 (commencement of Fund operations) to October 31, 2014.

(2) For the fiscal period from April 1, 2014 (commencement of Fund operations) to October 31, 2014 and the fiscal years ended October 31, 2015 and 2016, the Adviser additionally reimbursed fees of $153,345, $155,375 and $107,316, respectively, for the Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Fund. As of October 31, 2016, the amount of previously waived and reimbursed fees for the Fund for which the Adviser may seek reimbursement was $607,650.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

COMPENSATION. Since the Adviser's process is driven by a team consensus approach, investment professionals are primarily compensated on the basis of overall firm success, which in turn is dependent upon the performance of the Adviser's managed portfolios, including the Fund. Each of the Fund's portfolio managers is a partner of the Adviser. The Adviser's partners receive base pay and bonus compensation in addition to holding equity ownership stakes in the Adviser.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------
NAME                                       DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Eugene Fox                                        $100,001 - $500,000
--------------------------------------------------------------------------------
Robert Kirkpatrick                                 $10,001 - $50,000
--------------------------------------------------------------------------------
Rachel Matthews                                            None
--------------------------------------------------------------------------------
Robert Fields                                              None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2016.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers may also be responsible for the day-today management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2016.

--------------------------------------------------------------------------------------------------------------------

                               REGISTERED                  OTHER POOLED
                           INVESTMENT COMPANIES         INVESTMENT VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS     NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS    (IN MILLIONS)    ACCOUNTS       (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
Eugene Fox                  2(1)         $259.3           2              $48.3           378             $1,889
--------------------------------------------------------------------------------------------------------------------
Robert
Kirkpatrick                 2(1)         $259.3           2              $48.3           378             $1,889
--------------------------------------------------------------------------------------------------------------------
Rachel
Matthews                    2(1)         $259.3           2              $48.3           378             $1,889
--------------------------------------------------------------------------------------------------------------------
Robert Fields               2(1)         $259.3           2              $48.3           378             $1,889
--------------------------------------------------------------------------------------------------------------------

(1) Includes 1 account managed with a performance-based fee, representing approximately $179 million in assets.


CONFLICTS OF INTERESTS. The Adviser's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. Further, because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the Adviser's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (which may receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser's policy to manage each account based on its investment objectives and related restrictions. The Adviser does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2014, 2015 and 2016, the Fund paid the following amounts for these services:

--------------------------------------------------------------------------------
                               FEES PAID
--------------------------------------------------------------------------------
           2014(1)                2015                   2016
--------------------------------------------------------------------------------
          $64,493              $110,000                $110,301
--------------------------------------------------------------------------------


(1) Represents the period from April 1, 2014 (commencement of Fund operations) to October 31, 2014.

THE DISTRIBUTOR


GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not more than 60 days' written notice to the other party.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT


Atlantic Shareholder Services, LLC, Three Canal Plaza, Portland, Maine 04101 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.


THE CUSTODIAN


MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a fund may be exposed.


The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.


The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and
(c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to       Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently         The Advisors' Inner Circle Fund,
                            (since 1991)              performs various           Bishop Street Funds, The KP Funds,
                                                      services on behalf of      SEI Daily Income Trust, SEI
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                      SEI Investments for        Institutional International Trust, SEI
                                                      which Mr. Nesher is        Institutional Investments Trust, SEI
                                                      compensated. Vice          Institutional Managed Trust, SEI
                                                      Chairman of The            Asset Allocation Trust, SEI Tax
                                                      Advisors' Inner Circle     Exempt Trust, Adviser Managed
                                                      Fund III, Winton           Trust, New Covenant Funds, SEI
                                                      Series Trust, Winton       Insurance Products Trust and SEI
                                                      Diversified                Catholic Values Trust. Director of
                                                      Opportunities Fund         SEI Structured Credit Fund, LP, SEI
                                                      (closed-end                Global Master Fund plc, SEI Global
                                                      investment company)        Assets Fund plc, SEI Global
                                                      and Gallery Trust.         Investments Fund plc, SEI
                                                      President, Chief           Investments--Global Funds
                                                      Executive Officer and      Services, Limited, SEI Investments
                                                      Trustee of SEI Daily       Global, Limited, SEI Investments
                                                      Income Trust, SEI          (Europe) Ltd., SEI Investments--
                                                      Tax Exempt Trust,          Unit Trust Management (UK)
                                                      SEI Institutional          Limited, SEI Multi-Strategy Funds
                                                      Managed Trust, SEI         PLC and SEI Global Nominee Ltd.
                                                      Institutional
                                                      International Trust,       Former Directorships: Director of
                                                      SEI Institutional          SEI Opportunity Fund, L.P. to 2010.
                                                      Investments Trust,         Director of SEI Alpha Strategy
                                                      SEI Asset Allocation       Portfolios, LP to 2013. Trustee of
                                                      Trust, Adviser             SEI Liquid Asset Trust to 2016.
                                                      Managed Trust, New
                                                      Covenant Funds, SEI
                                                      Insurance Products
                                                      Trust and SEI
                                                      Catholic Values Trust.
                                                      President and Director
                                                      of SEI Structured
                                                      Credit Fund, LP.
                                                      President, Chief
                                                      Executive Officer and
                                                      Director of SEI Alpha
                                                      Strategy Portfolios,
                                                      LP, 2007 to 2013.
                                                      President and Director
                                                      of SEI Opportunity
                                                      Fund, L.P. to 2010.
                                                      Vice Chairman of
                                                      O'Connor EQUUS
                                                      (closed-end
                                                      investment company)
                                                      to 2016. President,
                                                      Chief Executive
                                                      Officer and Trustee of
                                                      SEI Liquid Asset
                                                      Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed              Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.     The Advisors' Inner Circle Fund,
                                                      Partner at Morgan,         Bishop Street Funds, The KP Funds,
                                                      Lewis & Bockius LLP        The Advisors' Inner Circle Fund III,
                                                      (law firm) from 1976       Winton Series Trust, Winton
                                                      to 2003. Counsel to the    Diversified Opportunities Fund
                                                      Trust, SEI Investments,    (closed-end investment company),
                                                      SIMC, the                  Gallery Trust, SEI Daily Income
                                                      Administrator and the      Trust, SEI Institutional International
                                                      Distributor. Secretary     Trust, SEI Institutional Investments
                                                      of SEI Investments         Trust, SEI Institutional Managed
                                                      since 1978.                Trust, SEI Asset Allocation Trust,
                                                                                 SEI Tax Exempt Trust, Adviser
                                                                                 Managed Trust, New Covenant
                                                                                 Funds, SEI Insurance Products Trust
                                                                                 and SEI Catholic Values Trust.
                                                                                 Director of SEI Investments, SEI
                                                                                 Investments (Europe), Limited, SEI
                                                                                 Investments--Global Funds
                                                                                 Services, Limited, SEI Investments
                                                                                 Global, Limited, SEI Investments
                                                                                 (Asia), Limited, SEI Global
                                                                                 Nominee Ltd. and SEI Investments --
                                                                                 Unit Trust Management (UK)
                                                                                 Limited. Director of the Distributor.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of O'Connor EQUUS
                                                                                 (closed-end investment company) to
                                                                                 2016. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief             Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,         The Advisors' Inner Circle Fund,
                                                      Office of Finance,         Bishop Street Funds and The KP
                                                      Federal Home Loan          Funds. Director of Federal Home
                                                      Banks, from 1992 to        Loan Bank of Pittsburgh, Meals on
                                                      2007.                      Wheels, Lewes/Rehoboth Beach and
                                                                                 West Rehoboth Land Trust.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self-Employed              Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since           The Advisors' Inner Circle Fund,
                                                      January 2012. Director     Bishop Street Funds and The KP
                                                      of Endowments and          Funds. Director of The Korea Fund,
                                                      Foundations,               Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      2010 to 2011. Director
                                                      of International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates Europe
                                                      Limited, Morningstar,
                                                      Inc., 2007 to 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private           Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.       The Advisors' Inner Circle Fund,
                                                                                 Bishop Street Funds, The KP Funds,
                                                                                 SEI Asset Allocation Trust, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Managed Trust, SEI Institutional
                                                                                 Investments Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Director of Federal
                                                                                 Agricultural Mortgage Corporation
                                                                                 (Farmer Mac) since 1997.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,            Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP           The Advisors' Inner Circle Fund,
                                                      Financial Inc., from       Bishop Street Funds and The KP
                                                      2008 to 2010. Self-        Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                  Trustee                  Global Head of Asset       Current Directorships: Trustee of
(Born: 1956)                 (since 2011)             Allocation, Manulife       The Advisors' Inner Circle Fund,
                                                      Asset Management           Bishop Street Funds and The KP
                                                      (subsidiary of             Funds. Director of Stone Harbor
                                                      Manulife Financial),       Investments Funds, Stone Harbor
                                                      2010 to 2011.              Emerging Markets Income Funds
                                                      Executive Vice             (closed-end fund) and Stone Harbor
                                                      President -- Investment    Emerging Markets Total Income
                                                      Management Services,       Fund (closed-end fund).
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      2003 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.      Trustee                  Retired since 2012.        Current Directorships: Trustee/
(Born: 1942)                 (since 1999)             Self-Employed              Director of State Street Navigator
                             Lead Independent         Consultant, Newfound       Securities Lending Trust, The
                             Trustee                  Consultants Inc., 1997     Advisors' Inner Circle Fund, Bishop
                                                      to 2011.                   Street Funds, The KP Funds, SEI
                                                                                 Structured Credit Fund, LP, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Member of the
                                                                                 independent review committee for
                                                                                 SEI's Canadian-registered mutual
                                                                                 funds.

                                                                                 Former Directorships: Director of
                                                                                 SEI Opportunity Fund, L.P. to 2010.
                                                                                 Director of SEI Alpha Strategy
                                                                                 Portfolios, LP to 2013. Trustee of
                                                                                 SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca, and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.


     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca, and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF SHARES
                               DOLLAR RANGE OF               (ALL FUNDS IN THE
      NAME                   FUND SHARES(FUND)(1)      FAMILY OF INVESTMENT COMPANIES)(1)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                            None
------------------------------------------------------------------------------------------
    Grause                         None                            None
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------


(1)  Valuation date is December 31, 2016.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.


----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $63,261             N/A                 N/A        $63,261 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan         $67,163             N/A                 N/A        $67,163 for service on one (1) board
----------------------------------------------------------------------------------------------------------------


(1)  All funds in the Fund Complex are series of the Trust.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                   Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                                Company, since 2004.
-----------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief             Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                           2014. Audit Manager, Deloitte & Touche LLP,
                     (since 2015)                                from 2011 to 2014.
-----------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                                at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                     2010.
-----------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                    Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                Fund, LP since June 2007. Chief Compliance
                                                                 Officer of SEI Alpha Strategy Portfolios, LP from
                                                                 June 2007 to September 2013. Chief Compliance
                                                                 Officer of The Advisors' Inner Circle Fund, Bishop
                                                                 Street Funds, The KP Funds, The Advisors' Inner
                                                                 Circle Fund III, Winton Series Trust, Winton
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
                                                                 Diversified Opportunities Fund (closed-end
                                                                 investment company), Gallery Trust, SEI
                                                                 Institutional Managed Trust, SEI Asset Allocation
                                                                 Trust, SEI Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed
                                                                 Trust, New Covenant Funds, SEI Insurance
                                                                 Products Trust and SEI Catholic Values Trust.
                                                                 Chief Compliance Officer of SEI Opportunity
                                                                 Fund, L.P. to 2010. Chief Compliance Officer of
                                                                 O'Connor EQUUS (closed-end investment
                                                                 company) to 2016. Chief Compliance Officer of
                                                                 SEI Liquid Asset Trust to 2016.
-----------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary      Attorney, SEI Investments Company (2012-
(Born: 1978)         (since 2013)                                present). Associate Counsel and Compliance
                                                                 Officer, The Glenmede Trust Company, N.A.
                                                                 (2011-2012). Associate, Drinker Biddle & Reath
                                                                 LLP (2006-2011).
-----------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary      Attorney, SEI Investments Company (2014-
(Born: 1981)         (since 2014)                                present). Associate, Stradley Ronon Stevens &
                                                                 Young, LLP (2009-2014).
-----------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance            Senior Associate and AML Officer, Morgan
(Born: 1980)         Officer and Privacy Officer (since          Stanley Alternative Investment Partners from April
                     2015)                                       2011 to March 2015. Investor Services Team Lead,
                                                                 Morgan Stanley Alternative Investment Partners
                                                                 from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement"), and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and
(B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test"). Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost-basis methods, including average cost. In the absence of an election, the Fund will use the average cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules.
 These rules could affect the Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.


REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.


FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).


NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders

(i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in the best combination of price and execution under the circumstances. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. The Adviser's current policy regarding such allocations is described further below. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders generally outweigh the possible disadvantages of separate transactions.


For the fiscal years ended October 31, 2014, 2015 and 2016, the Fund paid the following in aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
       2014(1)                      2015                             2016
--------------------------------------------------------------------------------
     $11,829.63                     $17,176                        $37,499
--------------------------------------------------------------------------------


(1) Represents the period from April 1, 2014 (commencement of Fund operations) to October 31, 2014.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client accounts that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended October 31, 2016, the Fund paid the following in commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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             FUND                    TOTAL DOLLAR AMOUNT OF         TOTAL DOLLAR AMOUNT OF
                                   BROKERAGE COMMISSIONS FOR        TRANSACTIONS INVOLVING
                                        RESEARCH SERVICES          BROKERAGE COMMISSIONS FOR
                                                                       RESEARCH SERVICES
---------------------------------------------------------------------------------------------------
Cardinal Small Cap Value Fund              $12,928                        $6,984,518
---------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from April 1, 2014 (commencement of Fund operations) to October 31, 2014 and for the fiscal years ended October 31, 2015 and 2016, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2016, the Fund did not hold any securities of its "regular brokers and dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2015 and 2016, the Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
              FUND                      2015                          2016
--------------------------------------------------------------------------------
Cardinal Small Cap Value Fund           39%                           72%
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of the Fund's shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to the Fund's shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR. Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Fund's shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-844-CCM-SEIC.

The Fund generally publishes a complete list of its portfolio holdings as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund also publishes its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. This information can be found on the internet at http://www.cardcap.com/mutualfunds. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.


The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-844-CCM-SEIC (1-844-226-7342); and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access Persons are permitted to engage in personal securities transactions in securities that are held by the Fund, subject to certain restrictions. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 13, 2017, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
CARDINAL SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR                                    30.04%
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO
OMNIBUS ACCOUNT CASH CASH
XXXX0                                                                     24.48%
PO BOX 1533
MINNEAPOLIS, MN 55480
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                                                         20.31%
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------
WELLS FARGO BANK
FBO VARIOUS RETIREMENT PLANS                                               7.76%
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151
--------------------------------------------------------------------------------
WASHINGTON & CO
C/O US BANK NA                                                             6.61%
PO BOX 1787
MILWAUKEE, WI 53201
--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

o The nature of and provisions of the financial obligation; and the promise S&P imputes; and

o The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

                                   APPENDIX B

                      CARDINAL CAPITAL MANAGEMENT, L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

                              AS OF AUGUST 1, 2011

I. POLICY

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

     (a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

     (1) Keep a record of each proxy received;

     (2) Forward the proxy to the appropriate Portfolio Manager.

     (3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

     (4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     (5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. An employee of the Advisor overseen by Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

     (6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

     In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

     Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Cardinal Capital's opinion of management;

     (2) Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

     (1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

     (2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. DISCLOSURE

     (a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,

(1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

Thomas J. Spelman will maintain files relating to Cardinal Capital's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

     (b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (c) A record of each vote that Cardinal Capital casts.

     (d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (e) A copy of each written client request for information on how Cardinal Capital voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

                      STATEMENT OF ADDITIONAL INFORMATION

                       RQSI SMALL CAP HEDGED EQUITY FUND
                         (INSTITUTIONAL SHARES: RQSIX)
                             (RETAIL SHARES: RQSAX)

                                  A SERIES OF
                       THE ADVISORS' INNER CIRCLE FUND II


                                 MARCH 1, 2017


                              INVESTMENT ADVISER:
                       RAMSEY QUANTITATIVE SYSTEMS, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the RQSI Small Cap Hedged Equity Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2017, as it may be amended from time to time (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The financial statements with respect to the Fund, including notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2016 Annual Report to Shareholders, are incorporated by reference into and deemed to be a part of this SAI. A copy of the Fund's 2016 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Prospectus or Annual or Semi-Annual Reports free of charge by writing to the Fund at RQSI Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: RQSI Funds, c/o DST Systems, Inc., 430 W 7(th) Street, Kansas City, MO 64105) or calling the Fund toll-free at 1-844-445-RQSI (1-844-445-7774).

                               TABLE OF CONTENTS


THE TRUST .................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-2
INVESTMENT LIMITATIONS .................................................... S-32
THE ADVISER ............................................................... S-34
THE PORTFOLIO MANAGER ..................................................... S-34
THE ADMINISTRATOR ......................................................... S-35
THE DISTRIBUTOR ........................................................... S-36
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... S-36
THE TRANSFER AGENT ........................................................ S-38
THE CUSTODIAN ............................................................. S-38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-38
LEGAL COUNSEL ............................................................. S-38
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-38
PURCHASING AND REDEEMING SHARES ........................................... S-49
DETERMINATION OF NET ASSET VALUE .......................................... S-49
TAXES ..................................................................... S-51
FUND TRANSACTIONS ......................................................... S-57
PORTFOLIO HOLDINGS ........................................................ S-59
DESCRIPTION OF SHARES ..................................................... S-60
SHAREHOLDER LIABILITY ..................................................... S-61
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-61
PROXY VOTING .............................................................. S-61
CODES OF ETHICS ........................................................... S-62
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS ................................ S-62
APPENDIX A -- DESCRIPTION OF RATINGS ......................................  A-1



March 1, 2017                                                    RQS-SX-001-0300

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and as amended May 15, 2012 (the "Declaration of Trust"). Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional Shares and Retail Shares. The different classes provide for variations in distribution and shareholder servicing fees and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on distribution and shareholder servicing fees, see "Payments to Financial Intermediaries" in this SAI. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is diversified, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (the "NAV") of the Fund to fluctuate. The Fund may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ALTERNATIVE ENTITY SECURITIES. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.


     o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U. S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U. S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also "Securities of Other Investment Companies" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

SMALL CAPITALIZATION ISSUERS. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The

Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.


MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

EXCHANGE-TRADED NOTES ("ETNS"). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. The Fund could lose some or all of the amount invested in an ETN.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

EMERGING MARKETS. An "emerging market" country is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of Ramsey Quantitative Systems, Inc. (the "Adviser")), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund's investments.


INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK. While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

EMERGING MARKETS. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

MUNICIPAL SECURITIES. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality's legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

BANK OBLIGATIONS. The Fund may invest in obligations issued by banks and other savings institutions.
Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U. S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bank obligations include the following:

     o TIME DEPOSITS. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

     o BANKERS' ACCEPTANCE. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See "Appendix A - Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

     o CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

          Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

BANK LOANS. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.


A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.


Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.


The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.


The Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The

Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may also enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.


Pursuant to orders issued by the Securities and Exchange Commission (the "SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.


Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated.
In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund's use of derivatives, and adversely impact the Fund's ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower;

(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD-DELIVERY TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

"Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

SPECIAL RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The Fund's investment objective, as well as the following investment limitations, are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1. Purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

2. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts based on physical commodities, except that a Fund may (i) purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), physical commodities or commodities contracts based on physical commodities, and (ii) purchase securities or instruments that are secured by real estate or interests therein, and hold and dispose of real estate or interests therein acquired through the exercise of its rights as a holder of such securities or instruments.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to the Fund's policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER


GENERAL. Ramsey Quantitative Systems, Inc., an Indiana corporation founded in 1996, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 1515 Ormsby Station Court, Louisville, KY 40223. Neil Ramsey is the founder and owner of the Adviser. As of December 31, 2016, the Adviser had approximately $438 million in assets under management across all trading platforms including both equity and futures based trading programs.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

ADVISORY AGREEMENT. The Trust and the Adviser have entered into an investment advisory agreement dated August 25, 2015 (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.


After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than 30 days' nor more than 60 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund.


For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the Fund paid the Adviser the following advisory fees:

--------------------------------------------------------------------------------
                             CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
                      2015(1)                     2016
--------------------------------------------------------------------------------
                      $77,395                   $533,204
--------------------------------------------------------------------------------

(1) Represents the period from September 9, 2015 (commencement of Fund operations) to October 31, 2015.


THE PORTFOLIO MANAGER

This section includes information about the Fund's portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

COMPENSATION. The portfolio manager is compensated with a base salary and discretionary bonus based on the overall performance of the firm.

FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------
NAME                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Jaideep Karnawat                                        None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2016.

OTHER ACCOUNTS. As of October 31, 2016, the portfolio manager was not responsible for the day-to-day management of any other accounts.


CONFLICTS OF INTEREST. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of the Fund's trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. Although the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, there is no guarantee that the policies and procedures will adequately address every potential conflict of interest that may arise.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated as of November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the Fund paid the following amounts for these services:

--------------------------------------------------------------------------------
                             CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
                      2015(1)                     2016
-------------------------------------------------------------    ---------------
                      $11,397                   $82,878
--------------------------------------------------------------------------------

(1) Represents the period from September 9, 2015 (commencement of Fund operations) to October 31, 2015.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not more than 60 days' written notice to the other party.


PAYMENTS TO FINANCIAL INTERMEDIARIES

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan with respect to the Retail Shares (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Retail Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.


PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the Fund paid the Distributor the following distribution fees:

--------------------------------------------------------------------------------
          12B-1 FEES PAID           12B-1 FEES RETAINED BY THE DISTRIBUTOR
--------------------------------------------------------------------------------
      2015(1)          2016         2015(1)                           2016
--------------------------------------------------------------------------------
       $8             $287            $0                              $264
--------------------------------------------------------------------------------

(1) Represents the period from September 9, 2015 (commencement of Fund operations) to October 31, 2015.


SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.10% of average daily net assets of Retail Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses;
(vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.


The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.


The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and
(c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to       Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently         The Advisors' Inner Circle Fund,
                            (since 1991)              performs various           Bishop Street Funds, The KP Funds,
                                                      services on behalf of      SEI Daily Income Trust, SEI
                                                      SEI Investments for        Institutional International Trust, SEI
                                                      which Mr. Nesher is        Institutional Investments Trust, SEI
                                                      compensated. Vice          Institutional Managed Trust, SEI
                                                      Chairman of The            Asset Allocation Trust, SEI Tax
                                                      Advisors' Inner Circle     Exempt Trust, Adviser Managed
                                                      Fund III, Winton           Trust, New Covenant Funds, SEI
                                                      Series Trust, Winton       Insurance Products Trust and SEI
                                                      Diversified                Catholic Values Trust. Director of
                                                      Opportunities Fund         SEI Structured Credit Fund, LP, SEI
                                                      (closed-end                Global Master Fund plc, SEI Global
                                                      investment company)        Assets Fund plc, SEI Global
                                                      and Gallery Trust.         Investments Fund plc, SEI
                                                      President, Chief           Investments--Global Funds
                                                      Executive Officer and      Services, Limited, SEI Investments
                                                      Trustee of SEI Daily       Global, Limited, SEI Investments
                                                      Income Trust, SEI          (Europe) Ltd., SEI Investments--
                                                      Tax Exempt Trust,          Unit Trust Management (UK)
                                                      SEI Institutional          Limited, SEI Multi-Strategy Funds
                                                      Managed Trust, SEI         PLC and SEI Global Nominee Ltd.
                                                      Institutional
                                                      International Trust,       Former Directorships: Director of
                                                      SEI Institutional          SEI Opportunity Fund, L.P. to 2010.
                                                      Investments Trust,         Director of SEI Alpha Strategy
                                                      SEI Asset Allocation       Portfolios, LP to 2013. Trustee of
                                                      Trust, Adviser             SEI Liquid Asset Trust to 2016.
                                                      Managed Trust, New
                                                      Covenant Funds, SEI
                                                      Insurance Products
                                                      Trust and SEI
                                                      Catholic Values Trust.
                                                      President and Director
                                                      of SEI Structured
                                                      Credit Fund, LP.
                                                      President, Chief
                                                      Executive Officer and
                                                      Director of SEI Alpha
                                                      Strategy Portfolios,
                                                      LP, 2007 to 2013.
                                                      President and Director
                                                      of SEI Opportunity
                                                      Fund, L.P. to 2010.
                                                      Vice Chairman of
                                                      O'Connor EQUUS
                                                      (closed-end
                                                      investment company)
                                                      to 2016. President,
                                                      Chief Executive
                                                      Officer and Trustee of
                                                      SEI Liquid Asset
                                                      Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed              Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.     The Advisors' Inner Circle Fund,
                                                      Partner at Morgan,         Bishop Street Funds, The KP Funds,
                                                      Lewis & Bockius LLP        The Advisors' Inner Circle Fund III,
                                                      (law firm) from 1976       Winton Series Trust, Winton
                                                      to 2003. Counsel to the    Diversified Opportunities Fund
                                                      Trust, SEI Investments,    (closed-end investment company),
                                                      SIMC, the                  Gallery Trust, SEI Daily Income
                                                      Administrator and the      Trust, SEI Institutional International
                                                      Distributor. Secretary     Trust, SEI Institutional Investments
                                                      of SEI Investments         Trust, SEI Institutional Managed
                                                      since 1978.                Trust, SEI Asset Allocation Trust,
                                                                                 SEI Tax Exempt Trust, Adviser
                                                                                 Managed Trust, New Covenant
                                                                                 Funds, SEI Insurance Products Trust
                                                                                 and SEI Catholic Values Trust.
                                                                                 Director of SEI Investments,
                                                                                 SEI Investments (Europe), Limited,
                                                                                 SEI Investments--Global Funds
                                                                                 Services, Limited, SEI Investments
                                                                                 Global, Limited, SEI Investments
                                                                                 (Asia), Limited, SEI Global
                                                                                 Nominee Ltd. and SEI Investments --
                                                                                 Unit Trust Management (UK)
                                                                                 Limited. Director of the Distributor.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of O'Connor EQUUS
                                                                                 (closed-end investment company) to
                                                                                 2016. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief             Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,         The Advisors' Inner Circle Fund,
                                                      Office of Finance,         Bishop Street Funds and The KP
                                                      Federal Home Loan          Funds. Director of Federal Home
                                                      Banks, from 1992 to        Loan Bank of Pittsburgh, Meals on
                                                      2007.                      Wheels, Lewes/Rehoboth Beach and
                                                                                 West Rehoboth Land Trust.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self-Employed              Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since           The Advisors' Inner Circle Fund,
                                                      January 2012. Director     Bishop Street Funds and The KP
                                                      of Endowments and          Funds. Director of The Korea Fund,
                                                      Foundations,               Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      2010 to 2011. Director
                                                      of International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates Europe
                                                      Limited, Morningstar,
                                                      Inc., 2007 to 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private           Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.       The Advisors' Inner Circle Fund,
                                                                                 Bishop Street Funds, The KP Funds,
                                                                                 SEI Asset Allocation Trust, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Managed Trust, SEI Institutional
                                                                                 Investments Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Director of Federal
                                                                                 Agricultural Mortgage Corporation
                                                                                 (Farmer Mac) since 1997.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,            Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP           The Advisors' Inner Circle Fund,
                                                      Financial Inc., from       Bishop Street Funds and The KP
                                                      2008 to 2010. Self-        Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                  Trustee                  Global Head of Asset       Current Directorships: Trustee of
(Born: 1956)                 (since 2011)             Allocation, Manulife       The Advisors' Inner Circle Fund,
                                                      Asset Management           Bishop Street Funds and The KP
                                                      (subsidiary of             Funds. Director of Stone Harbor
                                                      Manulife Financial),       Investments Funds, Stone Harbor
                                                      2010 to 2011.              Emerging Markets Income Funds
                                                      Executive Vice             (closed-end fund) and Stone Harbor
                                                      President -- Investment    Emerging Markets Total Income
                                                      Management Services,       Fund (closed-end fund).
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      2003 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.      Trustee                  Retired since 2012.        Current Directorships: Trustee/
(Born: 1942)                 (since 1999)             Self-Employed              Director of State Street Navigator
                             Lead Independent         Consultant, Newfound       Securities Lending Trust, The
                             Trustee                  Consultants Inc., 1997     Advisors' Inner Circle Fund, Bishop
                                                      to 2011.                   Street Funds, The KP Funds, SEI
                                                                                 Structured Credit Fund, LP, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Member of the
                                                                                 independent review committee for
                                                                                 SEI's Canadian-registered mutual
                                                                                 funds.

                                                                                 Former Directorships: Director of
                                                                                 SEI Opportunity Fund, L.P. to 2010.
                                                                                 Director of SEI Alpha Strategy
                                                                                 Portfolios, LP to 2013. Trustee of
                                                                                 SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds' shareholders.
 The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca, and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca, and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF SHARES
                               DOLLAR RANGE OF               (ALL FUNDS IN THE
      NAME                   FUND SHARES(FUND)(1)      FAMILY OF INVESTMENT COMPANIES)(1)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                            None
------------------------------------------------------------------------------------------
    Grause                         None                            None
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2016.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2016.



----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $63,261             N/A                 N/A        $63,261 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan         $67,163             N/A                 N/A        $67,163 for service on one (1) board
----------------------------------------------------------------------------------------------------------------

(1)  All funds in the Fund Complex are series of the Trust.


TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments

Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                   Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                                Company, since 2004.
-----------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief             Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                           2014. Audit Manager, Deloitte & Touche LLP,
                     (since 2015)                                from 2011 to 2014.
-----------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                                at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                     2010.
-----------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                    Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                Fund, LP since June 2007. Chief Compliance
                                                                 Officer of SEI Alpha Strategy Portfolios, LP from
                                                                 June 2007 to September 2013. Chief Compliance
                                                                 Officer of The Advisors' Inner Circle Fund, Bishop
                                                                 Street Funds, The KP Funds, The Advisors' Inner
                                                                 Circle Fund III, Winton Series Trust, Winton
                                                                 Diversified Opportunities Fund (closed-end
                                                                 investment company), Gallery Trust, SEI
                                                                 Institutional Managed Trust, SEI Asset Allocation
                                                                 Trust, SEI Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed
                                                                 Trust, New Covenant Funds, SEI Insurance
                                                                 Products Trust and SEI Catholic Values Trust.
                                                                 Chief Compliance Officer of SEI Opportunity
                                                                 Fund, L.P. to 2010. Chief Compliance Officer of
                                                                 O'Connor EQUUS (closed-end investment
                                                                 company) to 2016. Chief Compliance Officer of
                                                                 SEI Liquid Asset Trust to 2016.
-----------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary      Attorney, SEI Investments Company (2012-
(Born: 1978)         (since 2013)                                present). Associate Counsel and Compliance
                                                                 Officer, The Glenmede Trust Company, N.A.
                                                                 (2011-2012). Associate, Drinker Biddle & Reath
                                                                 LLP (2006-2011).
-----------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary      Attorney, SEI Investments Company (2014-
(Born: 1981)         (since 2014)                                present). Associate, Stradley Ronon Stevens &
                                                                 Young, LLP (2009-2014).
-----------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance            Senior Associate and AML Officer, Morgan
(Born: 1980)         Officer and Privacy Officer (since          Stanley Alternative Investment Partners from April
                     2015)                                       2011 to March 2015. Investor Services Team Lead,
                                                                 Morgan Stanley Alternative Investment Partners
                                                                 from 2007 to 2011.
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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the 30, 60, 90 and 180 day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U. S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States.
 In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from the retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

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             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
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              2015(1)                                    2016
--------------------------------------------------------------------------------
              $20,137                                   $59,805
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(1) Represents the period from September 9, 2015 (commencement of Fund operations) to October 31, 2015.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2016, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2016, the Fund did not hold any securities of its "regular brokers and dealers."


PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal period from September 9, 2015 (commencement of Fund operations) to October 31, 2015, and the fiscal year ended October 31, 2016, the portfolio turnover rates for the Fund were as follows:

--------------------------------------------------------------------------------
                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
                      2015(1)                      2016
--------------------------------------------------------------------------------
                        6%                         178%
--------------------------------------------------------------------------------

(1) Represents the period from September 9, 2015 (commencement of Fund operations) to October 31, 2015.


PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of the Fund's shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's NAV ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-844-445-RQSI (1-844-445-7774).

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.


The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and their affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has elected to retain an independent proxy research service (the "Service Firm") to research company proxies and develop recommended voting strategies for the Fund and other client accounts in accordance with its Proxy Voting Guidelines (the "Guidelines"). The Adviser will evaluate the Service Firm research and proxy recommendations for each proxy and vote proxies in a manner that the Adviser believes is consistent with maximizing shareholder value.

The Guidelines set forth the manner in which the Service Firm will evaluate matters that may come up for shareholder vote. The Service Firm will review each matter on a case-by-case basis, and recommend a vote for the proxies in accordance with the Guidelines (the "Recommendation"). For example, the Service Firm will generally recommend voting for director nominees except under certain circumstances including (but not limited to) instances where the board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. The Guidelines also provide, among other items, that the Service Firm generally will recommend voting against director nominees if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.

The Adviser may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of the Fund. In exercising its discretion, the Adviser may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved.

If a material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Adviser shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines. If a material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, the Adviser may (i) vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service), (ii) disclose the conflict to the client, obtain client's consent to vote and make the proxy voting determination itself (and document the basis for the decision) or (iii) decide to abstain or not to vote the proxy.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-844-445-RQSI (1-844-445-7774) and (ii) on the SEC's website at
http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 13, 2017, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. Persons beneficially owning more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
RQSI SMALL CAP HEDGED EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES           % OF CLASS
--------------------------------------------------------------------------------
RAMGUARD LLC                             Institutional             99.12%
706 JEFFERSON ST
TELL CITY IN 47586-1757
--------------------------------------------------------------------------------
BENJAMIN EDWARD MCMILLAN                     Retail                70.23%
2239 PAYNE ST
LOUISVILLE KY 40206-2870
--------------------------------------------------------------------------------
GARY L VOGT                                  Retail                26.93%
2706 AMBER WAVES DR
JEFFERSONVLLE IN 47130-8008
--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

o The nature of and provisions of the financial obligation; and the promise S&P imputes; and

o The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

                      STATEMENT OF ADDITIONAL INFORMATION

                         RSQ INTERNATIONAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: RSQIX)
                         (INVESTOR CLASS SHARES: RSQVX)

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                 MARCH 1, 2017


                              INVESTMENT ADVISER:
                       R SQUARED CAPITAL MANAGEMENT L.P.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the RSQ International Equity Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2017, as it may be amended from time to time (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2016, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2016 Annual Report to Shareholders, are incorporated by reference into and deemed to be a part of this SAI. A copy of the Fund's 2016 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's Prospectus or Annual or Semi-Annual Reports free of charge by writing to the Fund at RSQ International Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
RSQ International Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Fund at 1-855-355-4RSQ.

                               TABLE OF CONTENTS

THE TRUST .................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-1
INVESTMENT LIMITATIONS .................................................... S-32
THE ADVISER ............................................................... S-34
THE PORTFOLIO MANAGERS .................................................... S-35
THE ADMINISTRATOR ......................................................... S-36
THE DISTRIBUTOR ........................................................... S-37
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... S-37
THE TRANSFER AGENT ........................................................ S-38
THE CUSTODIAN ............................................................. S-39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-39
LEGAL COUNSEL ............................................................. S-39
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-39
PURCHASING AND REDEEMING SHARES ........................................... S-49
DETERMINATION OF NET ASSET VALUE .......................................... S-50
TAXES ..................................................................... S-51
FUND TRANSACTIONS ......................................................... S-58
PORTFOLIO HOLDINGS ........................................................ S-60
DESCRIPTION OF SHARES ..................................................... S-62
SHAREHOLDER LIABILITY ..................................................... S-62
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-62
PROXY VOTING .............................................................. S-62
CODES OF ETHICS ........................................................... S-63
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS ................................ S-63
APPENDIX A -- DESCRIPTION OF RATINGS ......................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ........................  B-1



March 1, 2017                                                    RSQ-SX-001-0500

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in certain distribution expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "Payments to Financial Intermediaries" in this SAI.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS


The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940

Act"). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See "Securities of Other Investment Companies" below.

o EXCHANGE-TRADED NOTES ("ETNS"). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees. No period coupon payments are distributed, and no principal protection exists. ETNs were designed to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange, such as the New York Stock Exchange (the "NYSE") during normal trading hours. However, investors can also hold the debt security until maturity. At that time the issuer will give the investor a cash amount that would be equal to the principal amount.

     One factor that affects the ETN's value is the credit rating of the issuer. The value of the ETN may drop despite no change in the underlying index. This might occur, for instance, due to a downgrade in the issuer's credit rating.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     The Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.


MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

o CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. R Squared Capital Management L. P. , the Fund's adviser (the "Adviser"), will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") & the Federal Home Loan Mortgage Corporation ("Freddie Mac") because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

INFLATION PROTECTED SECURITIES. The Fund may invest in inflation protected securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the Internal Revenue Service ("IRS") to be taxable income in the year it occurs. The Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

SHORT-TERM INVESTMENTS. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bank obligations include the following:

     o TIME DEPOSITS. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

     o BANKERS' ACCEPTANCE. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

COMMERCIAL PAPER. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Description of Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

U.S. SMALL BUSINESS ADMINISTRATION ("SBA") STRIPPED SECURITIES. The Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other obligations. These participations, issued by the U.S. Small Business Administration, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

YANKEE BONDS. Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

TERMS TO UNDERSTAND:

MATURITY. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES. The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch Ratings ("Fitch"). Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

FOREIGN SECURITIES. Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency.

     o The Fund can invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar global instruments.

     o    The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS. ADRs as well as other "hybrid" forms of ADRs, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all of the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS. An "emerging market country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNPs") than more developed countries. There are currently over

130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U. S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund's investments.


INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.


EMERGING MARKETS RISKS. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

STRUCTURED NOTES. The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

     RISKS. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser's analysis of the issuer's creditworthiness and financial prospects, and of the Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the

Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.


On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.


Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as STRIPS. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other affiliated and unaffiliated investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Certain affiliated and unaffiliated investment companies, including certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs have been issued orders by the U.S. Securities and Exchange Commission (the "SEC") pursuant to which the Fund may invest in such investment companies in excess of the 3% limit described above, provided that the Fund complies with the conditions of the SEC order as it may be amended, procedures approved by the Board, and any other applicable investment limitations. Neither the investment companies issued such SEC orders nor their investment advisers make any representations regarding the advisability of investing in the investment companies.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD-DELIVERY TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.


The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.


There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

PARTICIPATORY NOTES ("P-NOTES"). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund's use of derivatives, and adversely impact the Fund's ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take steps to bring the aggregate amount of illiquid securities back within the limitation as soon as reasonably practicable. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

SHORT SALES. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

SPECIAL RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1. The Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

2. The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

3. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

4. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

5. The Fund will not purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

6. The Fund will not purchase or sell physical commodities or commodities contracts based on physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE ADVISER


GENERAL. R Squared Capital Management L.P., located at 299 Park Avenue, 6th Floor, New York, NY 10171 is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited partnership founded in 2013 that is 100% employee owned. As of December 31, 2016, the Adviser had approximately $23.43 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 27, 2016 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund or by the Adviser, in either case upon not more than sixty (60) days' nor less than thirty (30) days' written notice. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% and 1.35% of the Fund's Institutional Class and Investor Class Shares' average daily net assets, respectively, until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time, or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.

For the fiscal period from November 27, 2013 (commencement of Fund operations) to October 31, 2014, and the fiscal years ended October 31, 2015 and 2016, the Fund paid the Adviser the following advisory fees:

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                                                                       TOTAL FEES PAID
     CONTRACTUAL                       FEES WAIVED BY                   TO THE ADVISER
     FEES PAID                          THE ADVISER                    (AFTER WAIVERS)
-------------------------------------------------------------------------------------------------
 2014(1)     2015     2016      2014(1)     2015     2016       2014(1)      2015     2016
-------------------------------------------------------------------------------------------------
$372,485  $407,402  $291,720   $278,713   $237,668  286,456     $93,772    $169,734  5,264
-------------------------------------------------------------------------------------------------


(1) Represents the period from November 27, 2013 (commencement of Fund operations) to October 31, 2014.

ADVISER INVESTMENTS IN THE FUND. The Adviser and/or its affiliate may provide initial funding (seed capital) or otherwise invest in the Fund with the intention of redeeming its shares when it deems that sufficient additional capital has been invested in the Fund. A significant withdrawal would cause investors remaining in the Fund to bear a proportionately higher share of Fund expenses following the redemption, but any increase in Fund expenses would be limited by the expense cap. The Adviser could also face conflicts if its interests or the interests of its affiliate otherwise diverge from those of the Fund or other investors in the Fund. However, the Adviser has established policies and procedures to ensure that all investors in the Fund are treated equally.

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The portfolio managers are majority owners of the Adviser. The portfolio managers' compensation is based on their share, as owners, of the Adviser's net income from all sources, including management fees that the

Adviser receives from the Fund. In addition, each portfolio manager receives an annual bonus based on the profitability of the Adviser, which vests over a three year period.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------
NAME                                        DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Junichi Nonami                                             None
--------------------------------------------------------------------------------
Richard Pell                                          Over $1,000,000
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2016.


OTHER ACCOUNTS. The portfolio managers are not responsible for the day-to-day management of any other accounts, as of October 31, 2016.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of the Fund's trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. Although the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, there is no guarantee that the policies and procedures will adequately address every potential conflict of interest that may arise.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal period from November 27, 2013 (commencement of Fund operations) to October 31, 2014, and the fiscal years ended October 31, 2015 and 2016, the Fund paid the following amounts for these services:

--------------------------------------------------------------------------------
                        CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
             2014(1)            2015              2016
--------------------------------------------------------------------------------
          $129,643            $139,999          $140,000
--------------------------------------------------------------------------------


(1) Represents the period from November 27, 2013 (commencement of Fund operations) to October 31, 2014.

THE DISTRIBUTOR


The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not more than 60 days' written notice to the other party.


PAYMENTS TO FINANCIAL INTERMEDIARIES

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries.

The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.


PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from November 27, 2013 (commencement of Fund operations) to October 31, 2014, and the fiscal years ended October 31, 2015 and 2016, the Fund paid the Distributor the following fees:

-------------------------------------------------------------------------------------------------
                                                                    12B-1 FEES RETAINED
   SHARE CLASS                    12B-1 FEES PAID                    BY THE DISTRIBUTOR
-------------------------------------------------------------------------------------------------
                              2014(1)     2015     2016       2014(1)      2015        2016
                            ---------------------------------------------------------------------
Investor  Class  Shares       $1,201     $3,279   $2,948      $1,201      $1,752      $2,948
-------------------------------------------------------------------------------------------------

(1) Represents the period from November 27, 2013 (commencement of Fund operations) to October 31, 2014.

PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.


These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent.

THE CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in its report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.


The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.


The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to       Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently         The Advisors' Inner Circle Fund,
                            (since 1991)              performs various           Bishop Street Funds, The KP Funds,
                                                      services on behalf of      SEI Daily Income Trust, SEI
                                                      SEI Investments for        Institutional International Trust, SEI
                                                      which Mr. Nesher is        Institutional Investments Trust, SEI
                                                      compensated. Vice          Institutional Managed Trust, SEI
                                                      Chairman of The            Asset Allocation Trust, SEI Tax
                                                      Advisors' Inner Circle     Exempt Trust, Adviser Managed
                                                      Fund III, Winton           Trust, New Covenant Funds, SEI
                                                      Series Trust, Winton       Insurance Products Trust and SEI
                                                      Diversified                Catholic Values Trust. Director of
                                                      Opportunities Fund         SEI Structured Credit Fund, LP, SEI
                                                      (closed-end                Global Master Fund plc, SEI Global
                                                      investment company)        Assets Fund plc, SEI Global
                                                      and Gallery Trust.         Investments Fund plc, SEI
                                                      President, Chief           Investments--Global Funds
                                                      Executive Officer and      Services, Limited, SEI Investments
                                                      Trustee of SEI Daily       Global, Limited, SEI Investments
                                                      Income Trust, SEI          (Europe) Ltd., SEI Investments--
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                      Tax Exempt Trust,          Unit Trust Management (UK)
                                                      SEI Institutional          Limited, SEI Multi-Strategy Funds
                                                      Managed Trust, SEI         PLC and SEI Global Nominee Ltd.
                                                      Institutional
                                                      International Trust,       Former Directorships: Director of
                                                      SEI Institutional          SEI Opportunity Fund, L.P. to 2010.
                                                      Investments Trust,         Director of SEI Alpha Strategy
                                                      SEI Asset Allocation       Portfolios, LP to 2013. Trustee of
                                                      Trust, Adviser             SEI Liquid Asset Trust to 2016.
                                                      Managed Trust, New
                                                      Covenant Funds, SEI
                                                      Insurance Products
                                                      Trust and SEI
                                                      Catholic Values Trust.
                                                      President and Director
                                                      of SEI Structured
                                                      Credit Fund, LP.
                                                      President, Chief
                                                      Executive Officer and
                                                      Director of SEI Alpha
                                                      Strategy Portfolios,
                                                      LP, 2007 to 2013.
                                                      President and Director
                                                      of SEI Opportunity
                                                      Fund, L.P. to 2010.
                                                      Vice Chairman of
                                                      O'Connor EQUUS
                                                      (closed-end
                                                      investment company)
                                                      to 2016. President,
                                                      Chief Executive
                                                      Officer and Trustee of
                                                      SEI Liquid Asset
                                                      Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed              Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.     The Advisors' Inner Circle Fund,
                                                      Partner at Morgan,         Bishop Street Funds, The KP Funds,
                                                      Lewis & Bockius LLP        The Advisors' Inner Circle Fund III,
                                                      (law firm) from 1976       Winton Series Trust, Winton
                                                      to 2003. Counsel to the    Diversified Opportunities Fund
                                                      Trust, SEI Investments,    (closed-end investment company),
                                                      SIMC, the                  Gallery Trust, SEI Daily Income
                                                      Administrator and the      Trust, SEI Institutional International
                                                      Distributor. Secretary     Trust, SEI Institutional Investments
                                                      of SEI Investments         Trust, SEI Institutional Managed
                                                      since 1978.                Trust, SEI Asset Allocation Trust,
                                                                                 SEI Tax Exempt Trust, Adviser
                                                                                 Managed Trust, New Covenant
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Funds, SEI Insurance Products Trust
                                                                                 and SEI Catholic Values Trust.
                                                                                 Director of SEI Investments,
                                                                                 SEI Investments (Europe), Limited,
                                                                                 SEI Investments--Global Funds
                                                                                 Services, Limited, SEI Investments
                                                                                 Global, Limited, SEI Investments
                                                                                 (Asia), Limited, SEI Global
                                                                                 Nominee Ltd. and SEI Investments --
                                                                                 Unit Trust Management (UK)
                                                                                 Limited. Director of the Distributor.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of O'Connor EQUUS
                                                                                 (closed-end investment company) to
                                                                                 2016. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief             Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,         The Advisors' Inner Circle Fund,
                                                      Office of Finance,         Bishop Street Funds and The KP
                                                      Federal Home Loan          Funds. Director of Federal Home
                                                      Banks, from 1992 to        Loan Bank of Pittsburgh, Meals on
                                                      2007.                      Wheels, Lewes/Rehoboth Beach and
                                                                                 West Rehoboth Land Trust.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self-Employed              Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since           The Advisors' Inner Circle Fund,
                                                      January 2012. Director     Bishop Street Funds and The KP
                                                      of Endowments and          Funds. Director of The Korea Fund,
                                                      Foundations,               Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      2010 to 2011. Director
                                                      of International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates Europe
                                                      Limited, Morningstar,
                                                      Inc., 2007 to 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private           Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.       The Advisors' Inner Circle Fund,
                                                                                 Bishop Street Funds, The KP Funds,
                                                                                 SEI Asset Allocation Trust, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Managed Trust, SEI Institutional
                                                                                 Investments Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Director of Federal
                                                                                 Agricultural Mortgage Corporation
                                                                                 (Farmer Mac) since 1997.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,            Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP           The Advisors' Inner Circle Fund,
                                                      Financial Inc., from       Bishop Street Funds and The KP
                                                      2008 to 2010. Self-        Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                  Trustee                  Global Head of Asset       Current Directorships: Trustee of
(Born: 1956)                 (since 2011)             Allocation, Manulife       The Advisors' Inner Circle Fund,
                                                      Asset Management           Bishop Street Funds and The KP
                                                      (subsidiary of             Funds. Director of Stone Harbor
                                                      Manulife Financial),       Investments Funds, Stone Harbor
                                                      2010 to 2011.              Emerging Markets Income Funds
                                                      Executive Vice             (closed-end fund) and Stone Harbor
                                                      President -- Investment    Emerging Markets Total Income
                                                      Management Services,       Fund (closed-end fund).
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      2003 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.      Trustee                  Retired since 2012.        Current Directorships: Trustee/
(Born: 1942)                 (since 1999)             Self-Employed              Director of State Street Navigator
                             Lead Independent         Consultant, Newfound       Securities Lending Trust, The
                             Trustee                  Consultants Inc., 1997     Advisors' Inner Circle Fund, Bishop
                                                      to 2011.                   Street Funds, The KP Funds, SEI
                                                                                 Structured Credit Fund, LP, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Member of the
                                                                                 independent review committee for
                                                                                 SEI's Canadian-registered mutual
                                                                                 funds.

                                                                                 Former Directorships: Director of
                                                                                 SEI Opportunity Fund, L.P. to 2010.
                                                                                 Director of SEI Alpha Strategy
                                                                                 Portfolios, LP to 2013. Trustee of
                                                                                 SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.


     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the "Nominating Committee") that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF SHARES
                               DOLLAR RANGE OF               (ALL FUNDS IN THE
      NAME                   FUND SHARES(FUND)(1)      FAMILY OF INVESTMENT COMPANIES)(1)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                            None
------------------------------------------------------------------------------------------
    Grause                         None                            None
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------


(1)  Valuation date is December 31, 2016.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2016.


----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $63,261             N/A                 N/A        $63,261 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan         $67,163             N/A                 N/A        $67,163 for service on one (1) board
----------------------------------------------------------------------------------------------------------------

(1)  All funds in the Fund Complex are series of the Trust.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                   Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                                Company, since 2004.
-----------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief             Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                           2014. Audit Manager, Deloitte & Touche LLP,
                     (since 2015)                                from 2011 to 2014.
-----------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                                at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                     2010.
-----------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                    Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                Fund, LP since June 2007. Chief Compliance
                                                                 Officer of SEI Alpha Strategy Portfolios, LP from
                                                                 June 2007 to September 2013. Chief Compliance
                                                                 Officer of The Advisors' Inner Circle Fund, Bishop
                                                                 Street Funds, The KP Funds, The Advisors' Inner
                                                                 Circle Fund III, Winton Series Trust, Winton
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
                                                                 Diversified Opportunities Fund (closed-end
                                                                 investment company), Gallery Trust, SEI
                                                                 Institutional Managed Trust, SEI Asset Allocation
                                                                 Trust, SEI Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed
                                                                 Trust, New Covenant Funds, SEI Insurance
                                                                 Products Trust and SEI Catholic Values Trust.
                                                                 Chief Compliance Officer of SEI Opportunity
                                                                 Fund, L.P. to 2010. Chief Compliance Officer of
                                                                 O'Connor EQUUS (closed-end investment
                                                                 company) to 2016. Chief Compliance Officer of
                                                                 SEI Liquid Asset Trust to 2016.
-----------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary      Attorney, SEI Investments Company (2012-
(Born: 1978)         (since 2013)                                present). Associate Counsel and Compliance
                                                                 Officer, The Glenmede Trust Company, N.A.
                                                                 (2011-2012). Associate, Drinker Biddle & Reath
                                                                 LLP (2006-2011).
-----------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary      Attorney, SEI Investments Company (2014-
(Born: 1981)         (since 2014)                                present). Associate, Stradley Ronon Stevens &
                                                                 Young, LLP (2009-2014).
-----------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance            Senior Associate and AML Officer, Morgan
(Born: 1980)         Officer and Privacy Officer (since          Stanley Alternative Investment Partners from April
                     2015)                                       2011 to March 2015. Investor Services Team Lead,
                                                                 Morgan Stanley Alternative Investment Partners
                                                                 from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES


The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.


Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES OR REDEMPTIONS. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.


REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.


If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.


FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.


The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


For the fiscal period from November 27, 2013 (commencement of Fund operations) to October 31, 2014 and the fiscal years ended October 31, 2015 and 2016, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

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            AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
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            2014(1)                   2015                   2016
--------------------------------------------------------------------------------
            $91,562                  $103,349              $135,804
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(1) Represents the period from November 27, 2013 (commencement of Fund operations) to October 31, 2014.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.


To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client accounts that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended October 31, 2016, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from November 27, 2013 (commencement of Fund operations) to October 31, 2014 and the fiscal years ended October 31, 2015 and 2016, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2016, the Fund did not hold any securities of its regular brokers or dealers.



PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2015 and 2016, the Fund's portfolio turnover rates were as follows:

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                          PORTFOLIO TURNOVER RATES
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                    2015                          2016
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                    121%                          219%
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PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of the Fund's shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to the Fund's shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Fund's shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-855-355-4RSQ.

The Fund also posts a list of its ten largest portfolio holdings and additional portfolio holdings information on a quarterly basis, generally within ten business days after the end of each calendar quarter. This information can be found on the Fund fact sheets posted on the internet at www.rsquaredcapital.com and generally remains until replaced by a new posting as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-355-4RSQ; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS


The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 13, 2017, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

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RSQ INTERNATIONAL EQUITY FUND -- INVESTOR CLASS SHARES
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     NAME AND ADDRESS                                    % OF CLASS
--------------------------------------------------------------------------------
Strafe & Co                                                91.67%
FBO Pell Family 2012 GST Trust
PO Box 6924
Newark, DE 19714-6924
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--------------------------------------------------------------------------------
RSQ INTERNATIONAL EQUITY FUND -- INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
     NAME AND ADDRESS                                    % OF CLASS
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                                     100%
Special Custody Acct
FBO Customers
ATTN Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
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                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

o The nature of and provisions of the financial obligation; and the promise S&P imputes; and

o The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGSo

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

oThe ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacityto meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, "The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies."

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

     o Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients' best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

     o Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

     o Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the MAINTENANCE OF BOOKS AND RECORDS section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser's duty to direct clients' participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

RISKS

In developing these policies and procedures, R Squared considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

     o    R Squared lacks written proxy voting policies and procedures;

     o    Proxies are not identified and processed in a timely manner;

     o    Proxies are not voted in Clients' best interests;

     o Conflicts of interest between R Squared and a Client are not identified or resolved appropriately;

     o Third-party proxy voting services do not vote proxies according to R Squared's instructions and in Clients' best interests;

     o Proxy voting records, Client requests for proxy voting information, and R Squared's responses to such requests, are not properly maintained;

     o R Squared lacks policies and procedures regarding Clients' participation in class actions; and

     o R Squared fails to maintain documentation associated with Clients' participation in class actions.

R Squared has established the following guidelines as an attempt to mitigate these risks.

                            POLICIES AND PROCEDURES

PROXY VOTING

Proxies are assets of R Squared's Clients that must be voted with diligence, care, and loyalty. R Squared will vote each proxy in accordance with its fiduciary duty to its Clients. R Squared will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, R Squared will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. The CCO coordinates R Squared's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires R Squared to maintain certain books and records associated with its proxy voting policies and procedures. R Squared's recordkeeping obligations are described in the MAINTENANCE OF BOOKS AND RECORDS section of this Manual. The CCO will ensure that R Squared complies with all applicable recordkeeping requirements associated with proxy voting.

R Squared has retained ISS Governance Services ("ISS") to assist in the proxy voting process. The CCO manages R Squared's relationship with ISS. The CCO ensures that all required documentation associated with proxy voting is retained.

R Squared instructs ISS to vote in accordance with the ISS International Summary Guidelines, while reserving the right for the Investment professionals to override an ISS recommendation on a case-by-case basis. Investment professionals recommending a deviation from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and R Squared are not conflicted in making the chosen voting decision.

The CCO considers whether R Squared is subject to any material conflict of interest in connection with each proxy vote. Employees must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Employees identify potential conflicts:

     o R Squared provides investment advice to a publicly traded company (an "Issuer"). R Squared receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

     o R Squared provides investment advice to an officer or director of an Issuer. R Squared receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

     o R Squared or an affiliate has a financial interest in the outcome of a proxy vote, such as when R Squared is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including R Squared;

     o An issuer or some other third party offers R Squared or an Employee compensation in exchange for voting a proxy in a particular way;

     o An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. R Squared receives a proxy solicitation from that Issuer; and

     o R Squared or its Employees have a short position in an Issuer, but R Squared's Clients have a long position in the same Issuer. R Squared receives a proxy solicitation from the Issuer.

o If R Squared detects a material conflict of interest in connection with a proxysolicitation, the Company will abide by the ISS recommendation.

o R Squared will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in the Fund's best interests. For example, R Squared may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves "share blocking," which limits R Squared's ability to sell the affected security during a blocking period that can last for several weeks. R Squared believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so R Squared generally abstains from voting when share blocking is required. The CCO will prepare and maintain memoranda describing the rationale for any instance in which R Squared does not vote a Client's proxy.

o The CCO or ISS will retain the following information in connection with each proxy vote:

     o    The Issuer's name;

     o    The security's ticker symbol or CUSIP, as applicable;

     o    The shareholder meeting date;

     o    The number of shares that R Squared voted;

     o    A brief identification of the matter voted on;

     o    Whether the matter was proposed by the Issuer or a security-holder;

     o    Whether R Squared cast a vote;

     o How R Squared cast its vote (for the proposal, against the proposal, or abstain); and

     o    Whether R Squared cast its vote with or against management.

o Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO.

o Proxies received after the Fund terminates its advisory relationship with R Squared will not be voted. The CCO will promptly return such proxies to the sender, along with a statement indicating that R Squared's advisory relationship with the Fund has terminated, and that future proxies should not be sent to R Squared.

CLASS ACTIONS

As a fiduciary, R Squared always seeks to act in the Fund's best interests with good faith, loyalty, and due care. As a fiduciary, the CCO, in consultation with the Investment Team, will determine whether the Fund will (a) participate in a recovery achieved through a class actions, or (b) opt out of the class action and separately pursue their own remedy. The CCO oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The CCO will maintain documentation associated with Clients' participation in class actions.

Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients' participation in class actions. The CCO will evaluate any such conflicts and determine an appropriate course of action for R Squared.

R Squared generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

FILINGS

As discussed in the Adviser's Regulatory and Operations Procedures for Registered Investment Companies, Form N-PX must be filed for R Squared's Registered Investment Company Clients not later than August 31 of each year.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, R Squared does not disclose how it expects to vote on upcoming proxies. Additionally, R Squared does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

                      STATEMENT OF ADDITIONAL INFORMATION

                    WESTFIELD CAPITAL LARGE CAP GROWTH FUND
               (INSTITUTIONAL CLASS SHARES TICKER SYMBOL: WCLGX)
                  (INVESTOR CLASS SHARES TICKER SYMBOL: WCLCX)

                     WESTFIELD CAPITAL DIVIDEND GROWTH FUND
               (INSTITUTIONAL CLASS SHARES TICKER SYMBOL: WDIVX)
                  (INVESTOR CLASS SHARES TICKER SYMBOL: WCDGX)

              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                 MARCH 1, 2017


                              INVESTMENT ADVISER:
                   WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Westfield Capital Large Cap Growth Fund and the Westfield Capital Dividend Growth Fund (each, a "Fund" and together, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses dated March 1, 2017, as they may be amended from time to time (the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. The Funds' financial statements, including the notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2016 Annual Report to Shareholders, are incorporated by reference into and deemed to be part of this SAI. A copy of the Funds' 2016 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Prospectuses or Annual or Semi- Annual Reports free of charge by writing to the Funds at Westfield Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling the Funds at 1-866-454-0738.

                               TABLE OF CONTENTS


                                                                           PAGE
THE TRUST ................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................  S-2
INVESTMENT LIMITATIONS ................................................... S-25
THE ADVISER .............................................................. S-27
PORTFOLIO MANAGERS ....................................................... S-28
THE ADMINISTRATOR ........................................................ S-30
THE DISTRIBUTOR .......................................................... S-31
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................... S-31
THE TRANSFER AGENT ....................................................... S-32
THE CUSTODIAN ............................................................ S-32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-32
LEGAL COUNSEL ............................................................ S-32
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-32
PURCHASING AND REDEEMING SHARES .......................................... S-41
DETERMINATION OF NET ASSET VALUE ......................................... S-42
TAXES .................................................................... S-43
FUND TRANSACTIONS ........................................................ S-50
PORTFOLIO HOLDINGS ....................................................... S-52
DESCRIPTION OF SHARES .................................................... S-53
SHAREHOLDER LIABILITY .................................................... S-53
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-54
PROXY VOTING ............................................................. S-54
CODES OF ETHICS .......................................................... S-54
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS ............................... S-54
APPENDIX A -- DESCRIPTION OF RATINGS .....................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................  B-1


March 1, 2017                                                   WCM-SX-001-0700

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

HISTORY OF THE WESTFIELD CAPITAL DIVIDEND GROWTH FUND. The Westfield Capital Dividend Growth Fund is the successor to the Westfield Dividend Growth Fund Limited Partnership (the "Predecessor Fund"). The Predecessor Fund was managed by Westfield Capital Management Company, L.P. ("Westfield" or the "Adviser") using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used in managing the Fund. The date of inception of the Predecessor Fund was May 3, 2010. The Predecessor Fund dissolved and reorganized into the Institutional Class Shares of the Westfield Capital Dividend Growth Fund on July 26, 2013. All of the assets of the Predecessor Fund were transferred to the Westfield Capital Dividend Growth Fund in connection with the reorganization.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. For more information on shareholder servicing expenses, see "Payments to Financial Intermediaries" in the SAI. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each a "Trustee" and together, the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in its Prospectus. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectuses.

The following are descriptions of permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds' investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the "SEC") and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.


Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").


Consistent with the CFTC's regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value ("NAV"), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter- bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES - The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

SWAP AGREEMENTS - A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES - The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION - The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds' use of derivatives, and adversely impact the Funds' ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Funds will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Funds' synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amounts of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

LARGE CAPITALIZATION COMPANIES - Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses for the

Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


MASTER LIMITED PARTNERSHIPS ("MLPS") - MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.


MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

FOREIGN SECURITIES

The Adviser defines foreign securities as securities issued by companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but behave primarily like a U.S. company and are traded on a U.S. exchange, will not be considered a foreign security. Foreign securities include debt and equity securities that are traded in markets outside of the United States. The markets in which foreign securities are located can be developed or emerging. Consistent with its investment strategies, each Fund can invest in foreign securities in a number of ways:

o It can invest directly in foreign securities denominated in a foreign currency;

o It can invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments; and

o    It can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS - ADRs, as well as other "hybrid" forms of ADRs, including EDRs and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

EMERGING MARKETS - An "emerging market" country is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNPs") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, may limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.


In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds' investments.


INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While each Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -Description of Ratings" to this SAI.

FIXED INCOME SECURITIES

Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV.

U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

COMMERCIAL PAPER - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS
- The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT - Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with financial institutions in order to increase its income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Funds and their counterparties and, therefore, the Funds may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also "Securities of Other Investment Companies" below.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, SPDR, Guggenheim (formerly, Claymore), Direxion, WisdomTree, Rydex and First Trust exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Funds' illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Funds may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with a Fund's investment objective, the Fund may invest in Section 4(a)(2) commercial paper.
Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, a Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. A Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Funds may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

RESTRICTIONS ON SHORT SALES:

Each Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD DELIVERY TRANSACTIONS - A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Funds will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

SPECIAL RISKS OF CYBER ATTACKS

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

     1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     3.   Borrow money or issue senior securities (as defined under the 1940
          Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the investment objectives of the Funds, the following investment limitations of the Funds are non-fundamental and may be changed by the Board without shareholder approval:

     1. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

     2. Each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     3. Each Fund may not purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including Real Estate Investment Trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     4. The Westfield Capital Dividend Growth Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities without 60 days' prior written notice to shareholders.

     5. The Westfield Capital Large Cap Growth Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies at the time of purchase without 60 days' prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER


GENERAL. Established in 1989, Westfield Capital Management Company, L.P. is a 100% employee-owned professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. Westfield is a Delaware limited partnership. Its principal place of business is located at One Financial Center, Boston, Massachusetts 02111. As of December 31, 2016, Westfield had approximately $11.8 billion in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated July 13, 2011 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.


After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or, by the Adviser, on not less than 30 days' nor more than 60 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

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                            FUND                        ADVISORY FEE
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Westfield Capital Large Cap Growth Fund           0.65% for first $1 billion
                                                  0.60% for next $1 billion
                                                  0.55% above $2 billion(1)
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Westfield Capital Dividend Growth Fund                       0.75%
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(1) Prior to March 1, 2015, the management fee for the Westfield Capital Large Cap Growth Fund was 0.65%.


The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "Excluded Expenses")) from exceeding 0.85% and 0.95% of the average daily net assets of the Westfield Capital Large Cap Growth Fund and the Westfield Capital Dividend Growth Fund, respectively, until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including Excluded Expenses) are below a Fund's expense cap, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including Excluded Expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

For the fiscal years ended October 31, 2014, 2015 and 2016, the Funds paid the following in advisory fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL FEES PAID
                     CONTRACTUAL                              FEES WAIVED BY                             (AFTER WAIVERS)
                    ADVISORY FEES                                ADVISER                                    TO ADVISER
------------------------------------------------------------------------------------------------------------------------------------
                2014       2015       2016                 2014      2015      2016                2014        2015        2016
-----------------------------------------------------------------------------------------------------------------
Westfield   $1,293,404  $1,325,349  $1,186,067           $78,767   $66,640    $80,517           $1,214,637  $1,258,709   $1,105,550
Capital
Large Cap
Growth
Fund
------------------------------------------------------------------------------------------------------------------------------------
Westfield    $591,092     $746,830    $713,888          $120,141    $89,300   $92,900             $470,951    $657,530     $620,988
Capital
Dividend
Growth
Fund
------------------------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee's performance assessment. Investment Committee members also receive a performance-based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee's individual performance attribution and overall contribution to the investment performance of the Adviser. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award. Investment Committee members may also be eligible to receive equity interests in the future profits of the Adviser. Individual awards are typically determined by a member's overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, and longevity at the firm. Key members of the Adviser's management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance-based bonus. Equity interest grants typically vest over five years. Investment Committee members may receive a portion of the performance-based fee earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------------------------------
      NAME                                      DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------------------------------
William A. Muggia                       Over $1,000,000 (Westfield Capital Dividend Growth Fund)
--------------------------------------------------------------------------------------------------------
Ethan J. Meyers, CFA                                              None
--------------------------------------------------------------------------------------------------------
John M. Montgomery                    $100,001 - $500,000 (Westfield Capital Dividend Growth Fund)
--------------------------------------------------------------------------------------------------------
Bruce N. Jacobs, CFA                  $100,001 - $500,000 (Westfield Capital Dividend Growth Fund)
--------------------------------------------------------------------------------------------------------
Hamlen Thompson                       $50,001 - $100,000 (Westfield Capital Dividend Growth Fund)
                                      $50,001 - $100,000 (Westfield Capital Large Cap Growth Fund)
--------------------------------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2016.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2016.


--------------------------------------------------------------------------------------------------------------------

                               REGISTERED                  OTHER POOLED
                           INVESTMENT COMPANIES         INVESTMENT VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS     NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS   (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
William A.
Muggia                      8           $2,114          10(1)          $916(1)          430(2)         $8,907(2)
--------------------------------------------------------------------------------------------------------------------
Ethan J. Meyers,
CFA                         8           $2,114           4             $875             371(3)         $8,521(3)
--------------------------------------------------------------------------------------------------------------------
John M.
Montgomery                  8           $2,114           4             $875             373(3)         $8,526(3)
--------------------------------------------------------------------------------------------------------------------
Bruce N. Jacobs,
CFA                         8           $2,114           4             $875             384(3)         $8,525(3)
--------------------------------------------------------------------------------------------------------------------
Hamlen
Thompson                    8           $2,114           4             $875             373(3)         $8,527(3)
--------------------------------------------------------------------------------------------------------------------

(1) Includes 1 pooled investment vehicle with assets under management of $19 million that is subject to a performance-based fee.

(2) Includes 25 other accounts with assets under management of $1.1 billion that are subject to a performance-based fee.

(3) Includes 24 other accounts with assets under management of $1 billion that are subject to a performance-based fee.


CONFLICTS OF INTERESTS. The simultaneous management of multiple accounts by Westfield's investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or a portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.


Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield's policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account's fee structure. Westfield's Operations team performs monthly reviews of each Investment Committee run product's model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.


In placing each transaction for a client's account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilizes step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of Westfield's interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients' interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.


Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield's approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients' interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield's traders, while client relationships are managed by Westfield's Marketing/Client Service team.


Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.


Westfield serves as manager to the General Partners of private funds, for which Westfield also provides investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because Westfield's financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2014, 2015 and 2016, the Funds paid the following amounts for these services:

--------------------------------------------------------------------------------
                                       CONTRACTUAL FEES PAID
                         -------------------------------------------------------
                                2014             2015           2016
--------------------------------------------------------------------------------
 Westfield Capital Large      $238,785         $244,682       $218,967
 Cap Growth Fund
--------------------------------------------------------------------------------
Westfield Capital Dividend     $94,756         $119,494       $114,222
Growth Fund
--------------------------------------------------------------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested parties" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not more than 60 days' written notice to the other party.


PAYMENTS TO FINANCIAL INTERMEDIARIES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Funds will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts;
(ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.


PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.


These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.


The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.


The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and
(c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to       Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently         The Advisors' Inner Circle Fund,
                            (since 1991)              performs various           Bishop Street Funds, The KP Funds,
                                                      services on behalf of      SEI Daily Income Trust, SEI
                                                      SEI Investments for        Institutional International Trust, SEI
                                                      which Mr. Nesher is        Institutional Investments Trust, SEI
                                                      compensated. Vice          Institutional Managed Trust, SEI
                                                      Chairman of The            Asset Allocation Trust, SEI Tax
                                                      Advisors' Inner Circle     Exempt Trust, Adviser Managed
                                                      Fund III, Winton           Trust, New Covenant Funds, SEI
                                                      Series Trust, Winton       Insurance Products Trust and SEI
                                                      Diversified                Catholic Values Trust. Director of
                                                      Opportunities Fund         SEI Structured Credit Fund, LP, SEI
                                                      (closed-end                Global Master Fund plc, SEI Global
                                                      investment company)        Assets Fund plc, SEI Global
                                                      and Gallery Trust.         Investments Fund plc, SEI
                                                      President, Chief           Investments--Global Funds
                                                      Executive Officer and      Services, Limited, SEI Investments
                                                      Trustee of SEI Daily       Global, Limited, SEI Investments
                                                      Income Trust, SEI          (Europe) Ltd., SEI Investments--
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                      Tax Exempt Trust,          Unit Trust Management (UK)
                                                      SEI Institutional          Limited, SEI Multi-Strategy Funds
                                                      Managed Trust, SEI         PLC and SEI Global Nominee Ltd.
                                                      Institutional
                                                      International Trust,       Former Directorships: Director of
                                                      SEI Institutional          SEI Opportunity Fund, L.P. to 2010.
                                                      Investments Trust,         Director of SEI Alpha Strategy
                                                      SEI Asset Allocation       Portfolios, LP to 2013. Trustee of
                                                      Trust, Adviser             SEI Liquid Asset Trust to 2016.
                                                      Managed Trust, New
                                                      Covenant Funds, SEI
                                                      Insurance Products
                                                      Trust and SEI
                                                      Catholic Values Trust.
                                                      President and Director
                                                      of SEI Structured
                                                      Credit Fund, LP.
                                                      President, Chief
                                                      Executive Officer and
                                                      Director of SEI Alpha
                                                      Strategy Portfolios,
                                                      LP, 2007 to 2013.
                                                      President and Director
                                                      of SEI Opportunity
                                                      Fund, L.P. to 2010.
                                                      Vice Chairman of
                                                      O'Connor EQUUS
                                                      (closed-end
                                                      investment company)
                                                      to 2016. President,
                                                      Chief Executive
                                                      Officer and Trustee of
                                                      SEI Liquid Asset
                                                      Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed              Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.     The Advisors' Inner Circle Fund,
                                                      Partner at Morgan,         Bishop Street Funds, The KP Funds,
                                                      Lewis & Bockius LLP        The Advisors' Inner Circle Fund III,
                                                      (law firm) from 1976       Winton Series Trust, Winton
                                                      to 2003. Counsel to the    Diversified Opportunities Fund
                                                      Trust, SEI Investments,    (closed-end investment company),
                                                      SIMC, the                  Gallery Trust, SEI Daily Income
                                                      Administrator and the      Trust, SEI Institutional International
                                                      Distributor. Secretary     Trust, SEI Institutional Investments
                                                      of SEI Investments         Trust, SEI Institutional Managed
                                                      since 1978.                Trust, SEI Asset Allocation Trust,
                                                                                 SEI Tax Exempt Trust, Adviser
                                                                                 Managed Trust, New Covenant
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Funds, SEI Insurance Products Trust
                                                                                 and SEI Catholic Values Trust.
                                                                                 Director of SEI Investments, SEI
                                                                                 Investments (Europe), Limited, SEI
                                                                                 Investments--Global Funds
                                                                                 Services, Limited, SEI Investments
                                                                                 Global, Limited, SEI Investments
                                                                                 (Asia), Limited, SEI Global
                                                                                 Nominee Ltd. and SEI Investments --
                                                                                 Unit Trust Management (UK)
                                                                                 Limited. Director of the Distributor.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of O'Connor EQUUS
                                                                                 (closed-end investment company) to
                                                                                 2016. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief             Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,         The Advisors' Inner Circle Fund,
                                                      Office of Finance,         Bishop Street Funds and The KP
                                                      Federal Home Loan          Funds. Director of Federal Home
                                                      Banks, from 1992 to        Loan Bank of Pittsburgh, Meals on
                                                      2007.                      Wheels, Lewes/Rehoboth Beach and
                                                                                 West Rehoboth Land Trust.
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Joseph T. Grause, Jr.       Trustee                   Self-Employed              Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since           The Advisors' Inner Circle Fund,
                                                      January 2012. Director     Bishop Street Funds and The KP
                                                      of Endowments and          Funds. Director of The Korea Fund,
                                                      Foundations,               Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      2010 to 2011. Director
                                                      of International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates Europe
                                                      Limited, Morningstar,
                                                      Inc., 2007 to 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION WITH               PRINCIPAL
                            TRUST AND LENGTH              OCCUPATIONS              OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH       OF TIME SERVED            IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private           Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.       The Advisors' Inner Circle Fund,
                                                                                 Bishop Street Funds, The KP Funds,
                                                                                 SEI Asset Allocation Trust, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Managed Trust, SEI Institutional
                                                                                 Investments Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Director of Federal
                                                                                 Agricultural Mortgage Corporation
                                                                                 (Farmer Mac) since 1997.

                                                                                 Former Directorships: Director of
                                                                                 SEI Alpha Strategy Portfolios, LP to
                                                                                 2013. Trustee of SEI Liquid Asset
                                                                                 Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,            Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP           The Advisors' Inner Circle Fund,
                                                      Financial Inc., from       Bishop Street Funds and The KP
                                                      2008 to 2010. Self-        Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                  Trustee                  Global Head of Asset       Current Directorships: Trustee of
(Born: 1956)                 (since 2011)             Allocation, Manulife       The Advisors' Inner Circle Fund,
                                                      Asset Management           Bishop Street Funds and The KP
                                                      (subsidiary of             Funds. Director of Stone Harbor
                                                      Manulife Financial),       Investments Funds, Stone Harbor
                                                      2010 to 2011.              Emerging Markets Income Funds
                                                      Executive Vice             (closed-end fund) and Stone Harbor
                                                      President -- Investment    Emerging Markets Total Income
                                                      Management Services,       Fund (closed-end fund).
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      2003 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.      Trustee                  Retired since 2012.        Current Directorships: Trustee/
(Born: 1942)                 (since 1999)             Self-Employed              Director of State Street Navigator
                             Lead Independent         Consultant, Newfound       Securities Lending Trust, The
                             Trustee                  Consultants Inc., 1997     Advisors' Inner Circle Fund, Bishop
                                                      to 2011.                   Street Funds, The KP Funds, SEI
                                                                                 Structured Credit Fund, LP, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and SEI Catholic
                                                                                 Values Trust. Member of the
                                                                                 independent review committee for
                                                                                 SEI's Canadian-registered mutual
                                                                                 funds.

                                                                                 Former Directorships: Director of
                                                                                 SEI Opportunity Fund, L.P. to 2010.
                                                                                 Director of SEI Alpha Strategy
                                                                                 Portfolios, LP to 2013. Trustee of
                                                                                 SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF SHARES
                               DOLLAR RANGE OF               (ALL FUNDS IN THE
      NAME                   FUND SHARES(FUND)(1)      FAMILY OF INVESTMENT COMPANIES)(1)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                            None
------------------------------------------------------------------------------------------
    Grause                         None                            None
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2016.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.


----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $63,261             N/A                 N/A        $63,261 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $59,835             N/A                 N/A        $59,835  for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan         $67,163             N/A                 N/A        $67,163 for service on one (1) board
----------------------------------------------------------------------------------------------------------------


(1)  All funds in the Fund Complex are series of the Trust.


TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                   Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                                Company, since 2004.
-----------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief             Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                           2014. Audit Manager, Deloitte & Touche LLP,
                     (since 2015)                                from 2011 to 2014.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                                at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                     2010.
-----------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                    Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                Fund, LP since June 2007. Chief Compliance
                                                                 Officer of SEI Alpha Strategy Portfolios, LP from
                                                                 June 2007 to September 2013. Chief Compliance
                                                                 Officer of The Advisors' Inner Circle Fund, Bishop
                                                                 Street Funds, The KP Funds, The Advisors' Inner
                                                                 Circle Fund III, Winton Series Trust, Winton
                                                                 Diversified Opportunities Fund (closed-end
                                                                 investment company), Gallery Trust, SEI
                                                                 Institutional Managed Trust, SEI Asset Allocation
                                                                 Trust, SEI Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed
                                                                 Trust, New Covenant Funds, SEI Insurance
                                                                 Products Trust and SEI Catholic Values Trust.
                                                                 Chief Compliance Officer of SEI Opportunity
                                                                 Fund, L.P. to 2010. Chief Compliance Officer of
                                                                 O'Connor EQUUS (closed-end investment
                                                                 company) to 2016. Chief Compliance Officer of
                                                                 SEI Liquid Asset Trust to 2016.
-----------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary      Attorney, SEI Investments Company (2012-
(Born: 1978)         (since 2013)                                present). Associate Counsel and Compliance
                                                                 Officer, The Glenmede Trust Company, N.A.
                                                                 (2011-2012). Associate, Drinker Biddle & Reath
                                                                 LLP (2006-2011).
-----------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary      Attorney, SEI Investments Company (2014-
(Born: 1981)         (since 2014)                                present). Associate, Stradley Ronon Stevens &
                                                                 Young, LLP (2009-2014).
-----------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance            Senior Associate and AML Officer, Morgan
(Born: 1980)         Officer and Privacy Officer (since          Stanley Alternative Investment Partners from April
                     2015)                                       2011 to March 2015. Investor Services Team Lead,
                                                                 Morgan Stanley Alternative Investment Partners
                                                                 from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits a

Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders.

The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing a Fund's distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by a Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the NAV) with respect to such dividend, (ii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a real estate investment trust ("REIT") will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund's net capital gains will be taxable as long-term capital gains for individuals currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.


In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in such Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.


In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the same source as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Westfield Capital Dividend Growth Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. In addition, investments in qualified publicly traded partnerships may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in publicly traded partnerships may at other times result in the Fund's receipt of nontaxable cash distributions from a publicly traded partnership and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes.


MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.


FOREIGN CURRENCY. The Funds' transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Funds as a RIC and minimize the imposition of income and excise taxes.

If the Funds own shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," each Fund will generally be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund was able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or
(iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Funds' stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Funds' total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible to, and intend to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Funds will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Funds make the election, the Funds (or their administrative agent) will report annually to their shareholders the respective amounts per share of the Funds' income from sources within, and taxes paid to, foreign countries and U.S. possessions.


BACKUP WITHHOLDING. The Funds will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Funds either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Funds that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Funds that the shareholder is a U.S. person (including a resident alien).

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Funds where, for example: (i) the Funds invest in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Funds invest in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Funds constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Funds will not be liable for any corporate excise, income or franchise tax in Massachusetts if they qualify as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from his or her retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


For the fiscal years ended October 31, 2014, 2015 and 2016, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

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            FUND                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                              -------------------------------------------------------------------
                                   2014                    2015                    2016
-------------------------------------------------------------------------------------------------
Westfield Capital Large Cap      $117,983                $160,042                $123,164
Growth Fund
-------------------------------------------------------------------------------------------------
Westfield Capital Dividend       $128,467                $145,029                $132,752
Growth Fund
-------------------------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended October 31, 2016, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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             FUND                       TOTAL DOLLAR AMOUNT OF BROKERAGE            TOTAL DOLLAR AMOUNT OF
                                        COMMISSIONS FOR RESEARCH SERVICES      TRANSACTIONS INVOLVING BROKERAGE
                                                                               COMMISSIONS FOR RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------------------
Westfield Capital Large Cap Growth                   $71,648                            $114,493,280
Fund
----------------------------------------------------------------------------------------------------------------------
Westfield Capital Dividend Growth                    $68,571                             $73,255,288
Fund
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BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2014, 2015 and 2016, the Funds did not pay any brokerage commissions on Fund transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during their most recent fiscal year. During the most recent fiscal year, the Funds did not hold any securities of their "regular brokers and dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2015 and 2016, the Funds' portfolio turnover rates were as follows:

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                                                 PORTFOLIO TURNOVER RATES
                                          --------------------------------------
                 FUND                        2015                      2016
--------------------------------------------------------------------------------
Westfield Capital Large Cap Growth Fund      82%                       63%
--------------------------------------------------------------------------------
Westfield Capital Dividend Growth Fund       133%                      112%
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PORTFOLIO HOLDINGS


The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of the Funds' portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of the Funds' shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser's Chief Compliance Officer, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's NAV ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to the Fund's shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Funds' shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in their Semi-Annual and Annual Reports, their Form N-CSR will be available without charge, upon request, by calling 1-866-454-0738.

The Westfield Capital Large Cap Growth Fund generally publishes a complete list of its portfolio holdings on a monthly basis, ten (10) days after the end of each month. This information can be found on the internet at www.westfieldcapital.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the

Fund. The Fund may provide ratings and rankings organizations with the same information one day after it is made available on the internet web site.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Adviser's Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.


The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.


The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-454-0738 and (ii) on the SEC's website at http://www.sec.gov.


CODES OF ETHICS


The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain Access Persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.



PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 13, 2017, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

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WESTFIELD CAPITAL LARGE CAP GROWTH FUND
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                NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
-----------------------------------------------------------------------------------------------------
National Financial Services LLC for                   Investor Class              99.89%
Exclusive Benefit of Our Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
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Dengel & Co                                           Institutional Class         16.13%
c/o Fiduciary Trust Co Int'l
PO Box 3199
Church Street Station
New York, NY 10008-3199
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Charles Schwab & Co Inc                               Institutional Class         13.85%
Special Custody A/C
FBO Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
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Northern Trust Co Tr                                  Institutional Class          8.65%
FBO The SI Organization Inc
PO Box 92994
Chicago, IL 60607
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Eleutherian Mills - Hagley                            Institutional Class          8.32%
Foundation Inc
PO Box 3630
Wilmington, DE 19807-0630
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Capinco c/o US Bank NA                                Institutional Class          6.58%
1555 N Rivercenter Dr Ste 302
Milwaukee, WI 53212-3958
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Key Bank NA Cust                                      Institutional Class          5.71%
FBO Munson Williams Proctor
UAD 10-23012
PO Box 94871
Cleveland, OH 44101-4871
---------------------------------------------------------------------- ------------------- ----------

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WESTFIELD CAPITAL DIVIDEND GROWTH FUND
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                NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
-----------------------------------------------------------------------------------------------------
National Financial Services LLC for                   Investor Class              91.49%
Exclusive Benefit of Our Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
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Indrani Mitra &                                       Investor Class               8.51%
Indrajit Mitra JTWROS
Subject to DST TOD Rules
26 Inches Brook Ln
Boxborough, MA 01719-1626
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W Johnston Associates LLC                             Institutional Class         23.92%
c/o Kathryn M. Cook
132 Turnpike Rd #100
Southborough, MA 01772-2129
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William A. Muggia                                     Institutional Class         22.21%
15 Longfellow Rd
Wellesley Hills, MA 02481-5220
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Annette Jane Campbell-White                           Institutional Class          8.64%
Subject to DST TOD Rules
4100 Redwood Road No. 412
Oakland, CA 94619-2363
-----------------------------------------------------------------------------------------------------
National Financial Services LLC for                   Institutional Class          7.21%
Exclusive Benefit of Our Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
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                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

o The nature of and provisions of the financial obligation; and the promise S&P imputes; and

o The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recoveryin the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

                                  PROXY VOTING

                                   APPENDIX B
                   WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.
                              PROXY VOTING POLICY

INTRODUCTION

Westfield will offer to vote U.S. exchange traded proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices incorporategovernance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Act"), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts' securities were voted.

OVERSIGHT OF PROXY VOTING FUNCTION

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the "vendor"), to assist with proxy voting. Westfield's Compliance team will:

o oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;

o ensure required proxy records are retained according to applicable rules and regulations and internal policy;

o    prepare and distribute proxy reports for internal and external requests;

o    review the proxy policy and voting guidelines at least annually; and

o identify material conflicts of interest that may impair our ability to vote shares in our clients' best interest.

PROXY VOTING GUIDELINES

Westfield utilizes the vendor's proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor's U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO's proxy voting guidelines, Socially Responsible Investing Guidelines ("SRI") or Sustainability Guidelines. A copy of ISS' voting guidelines is located at the end of this policy.

Generally, information on Westfield's proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

PROXY VOTING PROCESS

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

Westfield Capital Management Company, L.P.
Date Approved: 02/02/2017

                                  PROXY VOTING

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor's guidelines would not be in the clients' best interests. With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst's or portfolio manager's attention. If the analyst or portfolio manager chooses to vote against the vendor's stated guidelines in any instance, he/she must make the request in writing and provide rationale for the vote against stated guidelines. No analyst or portfolio manager overrides are permitted in either the Taft-Hartley or SRI Guidelines.

NON-U.S. PROXIES

With the exception of ADRs and foreign domiciled securities that trade on U.S. exchanges, Westfield will not vote non-U.S. proxies.

CONFLICTS OF INTEREST

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield's Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor's disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor's recommendation.

PROXY REPORTS

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

o    company name

o    meeting agenda

o    how the account voted on each agenda item

o    whether the account vote was in-line or against management recommendation

o rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

RECORDKEEPING

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

o a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

Westfield Capital Management Company, L.P.
Date Approved: 02/02/2017

                                  PROXY VOTING

o electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    records of each vote cast for each client;

o documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

o written reports to clients on proxy voting and all client requests for information and Westfield's response;

o disclosure documentation to clients on how they may obtain information on how we voted their securities

Westfield Capital Management Company, L.P.
Date Approved: 02/02/2017

ISS>

United States

Concise Proxy Voting Guidelines
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2017 Benchmark Policy Recommendations

EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2017

PUBLISHED JANUARY 17, 2017


WWW. ISSGOVERNANCE.COM
[C] 2017 ISS | Institutional Shareholder Services

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THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECTED KEY U.S. PROXY VOTING GUIDELINES AND ARE NOT INTENDED TO BE EXHAUSTIVE. A FULL SUMMARY OF ISS' 2017 PROXY VOTING GUIDELINES CAN BE FOUND AT:
HTTPS://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2017-POLICY-INFORMATION/

BOARD OF DIRECTORS:

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1. ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees (2), who should be considered case- by-case) for the following:

PROBLEMATIC TAKEOVER DEFENSES

CLASSIFIED BOARD STRUCTURE:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

DIRECTOR PERFORMANCE EVALUATION:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

o A classified board structure;
o A supermajority vote requirement;
o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
o The inability of shareholders to call special meetings;
o The inability of shareholders to act by written consent;
o A dual-class  capital structure; and/or
o A non-shareholder-approved poison pill.

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(1) In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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POISON PILLS:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term pill" (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:
o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
o The issuer's rationale;
o The issuer's governance structure and practices; and
o The issuer's track record of accountability to shareholders.

RESTRICTING BINDING SHAREHOLDER PROPOSALS:

Generally vote against or withhold from members of the governance committee if:

1.7. The company's charter imposes undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote against or withhold from the members of the Audit Committee if:

1.8. The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");

1.9. The company receives an adverse opinion on the company's financial statements from its auditor; or

1.10. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

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In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.13. The company maintains significant problematic pay practices;

1.14. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.15. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.16. The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

UNILATERAL BYLAW/CHARTER AMENDMENTS AND PROBLEMATIC CAPITAL STRUCTURES

1.18. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
o Disclosure by the company of any significant engagement with shareholders regarding the amendment;
o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
o The company's ownership structure;
o The company's existing governance provisions;
o The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
o Classified the board;
o Adopted supermajority vote requirements to amend the bylaws or charter; or
o Eliminated shareholders' ability to amend bylaws.

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1.19. For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
o The level of impairment of shareholders' rights;
o The disclosed rationale;
o The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
o The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
o Any reasonable sunset provision; and
o Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20. Material failures of governance, stewardship, risk oversight(3) , or fiduciary responsibilities at the company;

1.21. Failure to replace management as appropriate; or

1.22. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
o Disclosed outreach efforts by the board to shareholders in the wake of the vote;
o Rationale provided in the proxy statement for the level of implementation;
o The subject matter of the proposal;
o The level of support for and opposition to the resolution in past meetings;
o Actions taken by the board in response to the majority vote and its engagement with shareholders;
o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
o Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;

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(3) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
o The company's ownership structure and vote results;
o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
o The previous year's support level on the company's say-on-pay proposal.

3. COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).

3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

OVERBOARDED DIRECTORS:

Generally vote against or withhold from individual directors who:

3.3. Sit on more than five public company boards; or

3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards(5).

4. INDEPENDENCE

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(4) For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

(5) Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.


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Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4. Independent directors make up less than a majority of the directors.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

o The scope of the proposal;
o The company's current board leadership structure;
o The company's governance structure and practices;
o Company performance; and
o Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

PROXY ACCESS

GENERAL RECOMMENDATION: Generally vote for management and shareholder proposals for proxy access with the following provisions:

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o OWNERSHIP THRESHOLD: maximum requirement not more than three percent (3%) of the voting power;
o OWNERSHIP DURATION: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
o AGGREGATION: minimal or no limits on the number of shareholders permitted to form a nominating group;
o CAP: cap on nominees of generally twenty-five  percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

PROXY CONTESTS/PROXY ACCESS -- VOTING FOR DIRECTOR NOMINEES IN CONTESTED
ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

o Long-term  financial performance of the company relative to its industry;
o Management's track record;
o Background to the contested election;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of the critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates); and
o Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Capital

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance.
Take into account company-specific factors that include, at a minimum, the following:

o Past Board Performance:
o The company's use of authorized shares during the last three years;
o The Current Request:

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o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A. Most companies: 100 PERCENT of existing authorized shares.

B. Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 PERCENT of existing authorized shares.

C. Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 PERCENT of existing authorized shares.

D. Companies at which both conditions (B and C) above are both present: 25 PERCENT of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders ? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (E.G., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures:
This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or "MSOP") if:

o There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
o The company maintains significant PROBLEMATIC PAY PRACTICES;
o The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
o The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

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PAY-FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(6), this analysis considers the following:

1. Peer Group(7) Alignment:

o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

o The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment(8) -- the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years -- i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o The ratio of performance- to time-based  equity awards;
o The overall ratio of performance-based  compensation;
o The completeness of disclosure and rigor of performance goals;
o The company's peer group benchmarking practices;
o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc. , both absolute and relative to peers;
o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
o Realizable pay(9) compared to grant pay; and
o Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

o Problematic practices related to non-performance-based compensation elements;
o Incentives that may motivate excessive risk-taking; and
o Options backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS

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(6) The RUSSELL 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(7) The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(8) Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
(9) ISS research reports include realizable pay for S&P1500 companies.

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Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
o New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o CIC payments with excise tax gross-ups  (including "modified" gross-ups);
o Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

o Multi-year  guaranteed bonuses;
o A single or common performance metric used for short- and long-term  plans;
o Lucrative severance packages;
o High pay opportunities relative to industry peers;
o Disproportionate supplemental pensions; or
o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
o Duration of options backdating;
o Size of restatement due to options backdating;
o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

COMPENSATION COMMITTEE COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

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o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

GENERAL RECOMMENDATION: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Equity-Based and Other Incentive Plans

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(10) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

o PLAN COST: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
o SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
o SVT based only on new shares requested plus shares remaining for future grants.

o PLAN FEATURES:
o Automatic single-triggered  award vesting upon a change in control (CIC);
o Discretionary vesting authority;
o Liberal share recycling on various award types;
o Lack of minimum vesting period for grants made under the plan;
o Dividends payable prior to award vesting.

o GRANT PRACTICES:
o The company's three-year burn rate relative to its industry/market cap peers;
o Vesting requirements in most recent CEO equity grants (3-year  look-back);
o The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
o The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
o Whether the company maintains a claw-back  policy;
o Whether the company has established post-exercise/vesting share-holding requirements.

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(10) Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employeesand/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

o Awards may vest in connection with a liberal change-of-control definition;
o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it -- for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing -- for non-listed companies);
o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
o Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRESCRIPTION DRUG
REIMPORTATION

GENERAL RECOMMENDATION: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

o The potential for reputational, market, and regulatory risk exposure;
o Existing disclosure of relevant policies;
o Deviation from established industry norms;
o Relevant company initiatives to provide research and/or products to disadvantaged consumers;
o Whether the proposal focuses on specific products or geographic regions;

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o The potential burden and scope of the requested report;
o Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

o Whether the company already provides current, publicly-availableinformation on the impactthat climatechange may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is at least comparable to that of industry peers; and
o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is comparable to that of industry peers;
  and
o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o Whether the company provides disclosure of year-over-year GHG emissions performance data;
o Whether company disclosure lags behind industry peers;
o The company's actual GHG emissions performance;
o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

BOARD DIVERSITY

GENERAL RECOMMENDATION: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

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Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
o The level of gender and racial minority representation that exists at the company's industry peers;
o The company's established process for addressing gender and racial minority board representation;
o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
o The independence of the company's nominating committee;
o Whether the company uses an outside search firm to identify potential director nominees; and
o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.


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The Global Leader In Corporate Governance

WWW.ISSGOVERNANCE.COM

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ISS>

UNITED STATES

2017 Taft-Hartley U.S. Proxy Voting Guidelines Summary
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Executive Summary


WWW. ISSGOVERNANCE.COM
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TABLE OF CONTENTS

INTRODUCTION ..............................................................    4

BOARD OF DIRECTORS ........................................................    5
Board Independence ........................................................    5
Board Competence ..........................................................    5
Board Accountability ......................................................    5
Board Responsiveness ......................................................    9
Proxy Contests/Proxy Access -- Voting for Director Nominees in
  Contested Elections .....................................................   10
Independent Directors .....................................................   10
Non-independent Chairperson ...............................................   10
Board Structure ...........................................................   11
Board and Committee Size ..................................................   11
Majority Threshold Voting Requirement for Director Elections ..............   12
Cumulative Voting .........................................................   12
Shareholder Access to the Proxy ...........................................   12
Poison Pills ..............................................................   13

CAPITAL STRUCTURE .........................................................   14
Increase Authorized Common Stock ..........................................   14
Stock Distributions: Splits and Dividends .................................   14
Reverse Stock Splits ......................................................   14
Dual Class Structures .....................................................   14
Preemptive Rights .........................................................   15
Preferred Stock Authorization .............................................   15

AUDITOR RATIFICATION ......................................................   16
Auditor Independence ......................................................   16
Disclosures Under Section 404 of Sarbanes-Oxley Act .......................   16

MERGERS, ACQUISITIONS, AND TRANSACTIONS ...................................   17
Mergers and Acquisitions ..................................................   17
Reincorporation ...........................................................   17

EXECUTIVE COMPENSATION ....................................................   18
Stock Option Plans ........................................................   18
Problematic Compensation Practices ........................................   18
Proposals to Limit Executive and Director Pay .............................   18
Golden Parachutes .........................................................   19
Options Backdating ........................................................   19
Advisory Votes on Executive Compensation -- Management
  Say-on-Pay Proposals ....................................................   19
Frequency of Advisory Vote on Executive Compensation --
  Management Say on Pay ...................................................   20

SOCIAL AND ENVIRONMENTAL ISSUES ...........................................   21
CERES Principles ..........................................................   21
Corporate and Supplier Codes of Conduct ...................................   21
Political Contributions, Lobbying Reporting & Disclosure ..................   22
Greenhouse Gas Emissions ..................................................   22

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Sustainability Reporting and Planning .....................................   22
Hydraulic Fracturing ......................................................   23
Water Use .................................................................   23
Workplace Safety ..........................................................   23


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INTRODUCTION

The proxy voting policy of ISS' Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses -- all significant voting items that affect long- term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

o Corporate policies that affect job security and wage levels;

o Corporate policies that affect local economic development and stability;

o Corporate responsibility to employees, communities and the environment; and

o Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services' guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker- owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.


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BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services Recommendation: Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against votes can be triggered by one or more of the following factors:

Board Independence

Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

o Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);
o Lack of a board that is at least two-thirds (67 percent) independent -- i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
o Lack of an independent board chair;
o Lack of independence on key board committees (i. e. audit, compensation, and nominating committees); or
o Failure to establish any key board committees (i. e. audit, compensation, or nominating).

Board Competence

Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director's ability to effectively serve in shareholders' best interests.

o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation; or
o Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Practices that promote accountability include; transparency into a company's governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.


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Taft-Hartley Advisory Services Recommendation: Vote against or withhold from the entire board of directors, (except new nominees, who should be considered on a case-by-case basis) if:

Problematic Takeover Defenses

o The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;
o If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may recommend votes against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;
o The company's poison pill has a "dead-hand" or "modified dead-hand" feature; or
o The board adopts a pill or makes a material adverse change to an existing pill without shareholder approval.

Restriction of Binding Shareholder Proposals:

Taft-Hartley Advisory Services Recommendation: Vote against or withhold from members of the governance committee if:

o The company's charter or articles of incorporation impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Compensation Practices/Pay-for-Performance Misalignment

Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash or equity awards).

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from members of the Compensation Committee and potentially the full board if:

o There is a misalignment between CEO pay and company performance (see
  Pay-for-Performance    policy);
o The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or
o There is evidence that management/board members are using company stock in hedging activities.

Vote case-by-case on Compensation Committee members (or, potentially, the full board) and the Management Say- on-Pay proposal if:

o The company's previous say-on-pay proposal received low levels of investor support, taking into account:
o The company's response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and


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o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from the members of the Audit Committee when:

o Consulting (i. e. non-audit)  fees paid to the auditor are excessive;
o Auditor ratification is not included on the proxy ballot;
o The company receives an adverse opinion on the company's financial statements from its auditor;
o There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
o Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Unilateral Bylaw/ Charter Amendments and Problematic Capital Structures

Taft-Hartley Advisory Services Recommendation: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
o Disclosure by the company of any significant engagement with shareholders regarding the amendment;
o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
o The company's ownership structure;
o The company's existing governance provisions;
o The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case- by-case) if the directors:

o Classified the board;
o Adopted supermajority vote requirements to amend the bylaws or charter; or
o Eliminated shareholders' ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with


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the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

o The level of impairment of shareholders' rights;
o The disclosed rationale;
o The ability to change the governance structure (e. g. , limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
o The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
o Any reasonable sunset provision; and
o Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Taft-Hartley Advisory Services Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

o The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;
o Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;
o Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
o Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, Taft-Hartley Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one-and three-year period.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of the framework for assessing director performance, Taft-Hartley Advisory Services will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisionso has the cumulative

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.


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effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company's response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, Taft-Hartley Advisory Services may also consider the company's five-year total shareholder return and five-year operational metrics.

oProblematic provisions include but are not limited to:

o A classified board structure;
o A supermajority vote requirement;
o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
o The inability for shareholders to call special meetings;
o The inability for shareholders to act by written consent;
o A dual-class  structure; and/or
o A non-shareholder  approved poison pill.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four- digit GICS industry group (Russell 3000 companies only).

Board Responsiveness

Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company. Vote against or withhold votes from individual directors, committee members, or the entire board as appropriate if:

o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year; or
o The board implements an advisory vote on executive compensation on a less frequent basis than thefrequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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Proxy Contests/Proxy Access -- Voting for Director Nominees in Contested
Elections

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Taft-Hartley Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

o Long-term  financial performance of the company relative to its industry;
o Management's track record;
o Background to the contested election;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non- profit organization that receives significant contributions from the company.

Non-independent Chairperson

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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Taft-Hartley Advisory Services Recommendation:

o Generally vote against or withhold votes from any non-independent director who serves as board chairman.
o Generally vote against or withhold votes from a CEO who is also serving in the role of chairman at the same company.
o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders' reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

Taft-Hartley Advisory Services Recommendation:

o Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
o Vote for management or shareholder proposals to repeal a company's classified board structure.
o If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a case-by-case basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

Taft-Hartley Advisory Services Recommendation:

o Generally vote against any proposal seeking to amend the company's board size to fewer than five seats.
o Generally vote against any proposal seeking to amend the company's board size to more than fifteen seats;
o Evaluate board size on a case-by-case    basis and consider withhold or
  against votes or other action at
  companies that have fewer than five directors and more than 15 directors on their board.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company's board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services recommends votes against proposals to eliminate cumulative voting, and votes for proposals to allow cumulative voting unless:
1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company's ballot.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management's proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to provide shareholders the ability to nominate director candidates to be included on management's proxy card, taking into account, among other factors:

o Company-specific  factors including:
o Responsiveness to shareholders (e. g. failing to implement majority-supported shareholder proposals);
o Board and key committee independence;
o Problematic governance and compensation practices; and
o Past accounting or financial issues such as restatements.
o Proposal-specific  factors,  including:
o The ownership thresholds proposed in the resolution (i. e. , percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company's particular set of circumstances, Taft-Hartley Advisory Services generally recommends votes for proposals to submit a company's poison pill to shareholder vote and/or eliminate or redeem poison pills. Taft-Hartley Advisory Services will recommend a vote against or withhold votes from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           13
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CAPITAL STRUCTURE

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will recommend a vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will recommend a vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Stock Distributions: Splits and Dividends

Stock splits/dividends involve the partitioning of the outstanding shares of a corporation into a larger number of shares, while proportionately decreasing the market price of the stock. Stock splits/dividends do not affect the equity of the company. An understanding of forward and reverse stock splits and stock dividends is relevant because proposals to increase authorized common shares may be tied to the implementation of a planned stock distribution.

Taft-Hartley Advisory Services' generally recommends support for management proposals to increase the common share authorization for stock split or stock dividend, provided that the increase in authorized shares is reasonable in accordance with Taft-Hartley Advisory Services' Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company's stock on the national stock exchanges.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will recommend a vote for a one share, one vote capital structure, and a vote against the creation or continuation of dual class structures.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           14
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Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Taft-Hartley Advisory Services reviews proposals to create or abolish preemptive rights on a case-by-case basis.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote recommend a vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft- Hartley Advisory Services will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           15
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AUDITOR RATIFICATION

Auditor Independence

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. Taft-Hartley Advisory Services believes the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services recommends a vote against ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting and a vote against or withhold votes from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders' ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. Taft-Hartley Advisory Services will recommend a vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           16
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MERGERS, ACQUISITIONS, AND TRANSACTIONS

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft-Hartley Advisory Services opposes corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Mergers and Acquisitions

Taft-Hartley Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by- case basis, taking into account the following factors:

o Impact of the merger on shareholder value;
o Perspective of ownership (target vs. acquirer) in the deal;
o Form and mix of payment (i. e. stock, cash, debt, etc. );
o Fundamental value drivers behind the deal;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs.  premium);
o Change-in-control    payments to executive officers;
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights;
o What are the potential legal or environmental liability risks associated with the target firm?
o Impact on community stakeholders and employees in both workforces; and
o How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company's state of incorporation on a case-by-case basis. Taft-Hartley Advisory Services will recommend a vote for proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. Taft-Hartley Advisory Services will recommend a vote against proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit will be evaluated.

While a firm's country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           17
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EXECUTIVE COMPENSATION

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together. Poorly designed equity award programs can encourage excessive risk- taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. Taft-Hartley Advisory Services supports plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services will recommend a vote for option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, against votes will be recommended for plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally recommend votes against management "Say on Pay" (MSOP) proposals and will consider recommending against compensation committee members and/or the CEO on a case-by-case basis if the company has problematic compensation practices. In addition, Taft-Hartley Advisory Services may consider recommending a vote against the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services recommends votes for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also recommend a vote for shareholder proposals that seek to eliminate outside directors' retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           18
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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services recommends votes for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation -- Management Say-on-Pay Proposals

Taft-Hartley Advisory Services Recommendation: Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Taft-Hartley Advisory Services will recommend a vote against management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services will recommend a vote against or withhold votes from the members of the Compensation Committee and potentially the full board if:

o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
o The situation is egregious.

Vote against an equity plan on the ballot if:

o A pay for performance misalignment exists, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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Frequency of Advisory Vote on Executive Compensation -- Management Say on Pay

Taft-Hartley Advisory Services Recommendation: Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services' clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft- Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft- Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services recommends votes for the adoption of the CERES Principles and for reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.


Taft Hartley Advisory Services' Guidelines based on AFL-CIO
Proxy Voting Policy                                                           21
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Taft-Hartley Advisory Services Recommendation:

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).
o Support the implementation and reporting on ILO codes of conduct.
o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.
o Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company's involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Taft-Hartley Advisory Services Recommendation:

o Support reporting of political and political action committee (PAC) contributions.
o Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
o Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
o Vote against shareholder proposals asking to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders -- at reasonable cost and omitting proprietary information -- on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the "triple bottom line," referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.


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Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company's environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

Workplace Safety

In light of fatal accidents at oil refineries (Tesoro -- Anacortes refinery, April 2010; and BP -- Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy's Upper Big Branch mine in2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction effort.


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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, andISS does not endorse, approve, or otherwise express anyopinion regarding anyissuer, securities, financial products orinstruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted bylaw, in no event shall ISS have any liability regarding any of the Information for anydirect, indirect, special, punitive, consequential (including lost profits), or any otherdamages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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The Global Leader In Corporate Governance

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Taft Hartley Advisory Services' Guidelines based on AFL-CIO
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UNITED STATES

2017 SRI Proxy Voting Guidelines
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Executive Summary


WWW. ISSGOVERNANCE.COM
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TABLE OF CONTENTS

INTRODUCTION ..............................................................    3
MANAGEMENT PROPOSALS ......................................................    4
1. Board of Directors .....................................................    4
2. Board Responsiveness ...................................................    4
3. Auditors ...............................................................    4
4. Takeover Defenses / Shareholder Rights .................................    5
5. Miscellaneous Governance Provisions ....................................    5
6. Capital Structures .....................................................    5
7. Executive and Director Compensation ....................................    5
8. Mergers and Corporate Restructurings ...................................    6
9. Mutual Fund Proxies ....................................................    6
SHAREHOLDER PROPOSALS .....................................................    7
10. Shareholder Proposals on Corporate Governance and Executive
  Compensation ............................................................    7
11. Shareholder Proposals on Social and Environmental Topics ..............    7
DISCLOSURE/DISCLAIMER .....................................................    8


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INTRODUCTION

ISS' Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as a voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows:

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MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board's failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year.

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Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by- case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company's past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation's long-term viability. The safety lapses that led to the disastrous explosions at BP's Deepwater Horizon oil rig and Massey Energy's Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk "pay for failure," and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company's stock- based incentive programs. Plan features and any recent controversies surrounding a company's pay practices are also

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factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company's compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management "say on pay" or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders' economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by- case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board's accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, theenvironment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

o The number and variety of shareholder resolutions on social and environmental issues has increased;
o Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
o The proposals are more sophisticated -- better written, more focused, and more sensitive to the feasibility of implementation; and
o Investors now understand that a company's response to social and environmental issues can have serious economic consequences for the company and its shareholders.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company's public image, or reduce its exposure to liabilities and risks.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or apromotion or recommendation of, any security, financial product or otherinvestment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting anyof the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS>

UNITED STATES

2017 Substainability Proxy Voting Guidelines
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Executive Summary






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ISS>                            2017 Sustainability U.S. Proxy Voting Guidelines
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TABLE OF CONTENTS
INTRODUCTION .............................................................     3
MANAGEMENT PROPOSALS .....................................................     4
1. Board of Directors ....................................................     4
2. Board Responsiveness ..................................................     4
3. Auditors ..............................................................     4
4. Takeover Defenses / Shareholder Rights ................................     5
5. Miscellaneous Governance Provisions ...................................     5
6. Capital Structures ....................................................     5
7. Executive and Director Compensation ...................................     5
8. Mergers and Corporate Restructurings ..................................     5
9. Mutual Fund Proxies ...................................................     6
SHAREHOLDER PROPOSALS ....................................................     7
10. Shareholder Proposals on Corporate Governance and Executive
    Compensation .........................................................     7
11. Shareholder Proposals on Social and Environmental Topics .............     7
DISCLOSURE/DISCLAIMER ....................................................     8


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INTRODUCTION

ISS' Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer's adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, the Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Principles, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, Sustainability Advisory Services engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where Sustainability Advisory Services acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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MANAGEMENT PROPOSALS

1. Board of Directors

ISS' Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Sustainability Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Sustainability Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board's failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

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4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by- case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company's past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management "say on pay" or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders' economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

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9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Enabling the financial community to manage governance risk for the benefit of shareholders.
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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board's accountability to its shareholders and other stakeholders are supported.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, theenvironment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

o The number and variety of shareholder resolutions on social and environmental issues has increased;
o Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
o The proposals are more sophisticated -- better written, more focused, and more sensitive to the feasibility of implementation; and
o Investors now understand that a company's response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer's adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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2013 SRI PROXY VOTING GUIDELINES EXECUTIVE SUMMARY                         - 1 -

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04-000490 on September 17, 2004.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(c) Not Applicable.

(d)(1)(i) Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.

(d)(1)(ii) Schedule A, as revised May 31, 2016, to the Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(d)(1)(iii) Investment Advisory Agreement, dated October 24, 2008, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Funds, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(1)(iv) Amended Schedule A, as revised September 1, 2016, to the Investment Advisory Agreement, dated October 24, 2008, between the Registrant and
Champlain Investment Partners, LLC, relating to the Champlain Funds, is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001562 on August 29, 2016.

(d)(1)(v) Investment Advisory Agreement, dated December 21, 2004, between the Registrant and W. H. Reaves & Co., Inc., relating to the Reaves Utilities and Energy Infrastructure Fund, is incorporated herein by reference to Exhibit
(d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(1)(vi) Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(1)(vii) Amended Schedule A, dated June 1, 2016, to the Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(1)(vii) of Post-Effective Amendment No. 213 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001879 on November 28, 2016.

(d)(1)(viii) Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Funds, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(d)(1)(ix) Schedule A, as revised May 14, 2014, to the Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Funds, is incorporated herein by reference to Exhibit (d)(1)(xii) of Post-Effective Amendment No. 185 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000091 on February 27, 2015.

(d)(1)(x) Investment Advisory Agreement, dated November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(d)(1)(xi) Investment Advisory Agreement, dated October 21, 2013 between the Registrant and Kopernik Global Investors, LLC, relating to the Kopernik Funds, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(d)(1)(xii) Schedule A, as revised June 29, 2015, to the Investment Advisory Agreement, dated October 21, 2013, relating to the Kopernik Funds, is incorporated herein by reference to Exhibit (d)(1)(xv) of Post-Effective Amendment No. 192 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000441 on June 29, 2015.

(d)(1)(xiii) Investment Advisory Agreement, dated June 27, 2016, between the Registrant and R Squared Capital Management L.P., relating to the RSQ International Equity Fund, is filed herewith.

(d)(1)(xiv) Investment Advisory Agreement, dated April 1, 2014, between the Registrant and Cardinal Capital Management, L.L.C., relating to the Cardinal Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 174 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000229 on March 31, 2014.

(d)(1)(xv) Investment Advisory Agreement, dated August 25, 2015, between the Registrant and Ramsey Quantitative Systems, Inc., relating to the RQSI Small Cap Hedged Equity Fund, is incorporated herein by reference to Exhibit
(d)(1)(xvii) of Post-Effective Amendment No. 195 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000690 on August 31, 2015.

(d)(1)(xvi) Investment Advisory Agreement, dated November 28, 2016, between the Registrant and PanAgora Asset Management, Inc., relating to the PanAgora Diversified Arbitrage Yield Fund, is incorporated herein by reference to Exhibit
(d)(1)(xvi) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001906 on December 7, 2016.

(d)(2)(i) Investment Sub-Advisory Agreement, dated August 15, 2008, between Horizon Advisers and EARNEST Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit
(d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated May 29, 2015, between Horizon Advisers and GlobeFlex Capital, L.P., relating to the Hancock Horizon International Small Cap Fund, is incorporated herein by reference to Exhibit
(d)(2)(ii) of Post-Effective Amendment No. 189 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000407 on May 28, 2015.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit
(d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(3)(i) Expense Limitation Agreement, as amended May 16, 2012, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (d)(3)(i) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001906 on December 7, 2016.

(d)(3)(ii) Schedule A, amended as of May 31, 2016, to the Expense Limitation Agreement, as last amended October 2012, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (d)(3)(ii) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(d)(3)(iii) Expense Limitation Agreement between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 213 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001879 on November 28, 2016.

(d)(3)(iv) Expense Limitation Agreement, dated November 20, 2013, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(d)(3)(v) Amended Schedule A, as revised November 17, 2014, to the Expense Limitation Agreement, dated November 20, 2013, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(3)(vi) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000736 on November 26,
2014.

(d)(3)(vi) Expense Limitation Agreement, as amended and restated May 14, 2013, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Funds, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 152 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000383 on July 24, 2013.

(d)(3)(vii) Expense Limitation Agreement, effective as of November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(d)(3)(viii) Amended and Restated Expense Limitation Agreement, dated February 8, 2017, between the Registrant and Kopernik Global Investors, LLC, relating to the Kopernik Funds, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-17-000078 on February 8, 2017.

(d)(3)(ix) Expense Limitation Agreement, dated November 20, 2013, between the Registrant and R Squared Capital Management L.P. relating to the RSQ International Equity Fund, is incorporated herein by reference to Exhibit
(d)(36) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(d)(3)(x) Expense Limitation Agreement, dated April 1, 2014, between the Registrant and Cardinal Capital Management, L.L.C., relating to the Cardinal Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 174 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000229 on March 31, 2014.

(d)(3)(xi) Expense Limitation Agreement, dated November 28, 2016, between the Registrant and PanAgora Asset Management, Inc., relating to the PanAgora Diversified Arbitrage Yield Fund, is incorporated herein by reference to Exhibit
(d)(3)(xii) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001906 on December 7, 2016.

(d)(4)(i) Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(4)(ii) Amended Schedules A and B, dated November 20, 2013, to the Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Funds, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 175 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000232 on March 31, 2014.

(d)(4)(iii) Expense Waiver Reimbursement Agreement, dated May 20, 2009, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Growth Fund and Hancock Horizon Value Fund, is incorporated herein by reference to Exhibit (d)(3)(ii) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000383 on May 30, 2014.

(e)(1)(i) Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(e)(2) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not Applicable.

(g)(1) Custody Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(g)(2) Revised Appendix B to the Custody Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 198 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000799 on October 8, 2015.

(g)(3) Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 198 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000799 on October 8, 2015.

(g)(4) Custodian Agreement, dated November 19, 2007, between the Registrant and MUFG Union Bank, N.A. (previously, Union Bank of California) is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28,
2007.

(g)(5) Amended Appendix B to the Custodian Agreement, dated November 19, 2007, between the Registrant and MUFG Union Bank, N.A. (previously, Union Bank of California) is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 198 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000799 on October 8, 2015.

(h)(1)(i) Administration Agreement, dated January 28, 1993, as amended and restated as of November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.

(h)(1)(ii) Amendment, dated May 18, 2016, to the Administration Agreement, dated January 28, 1993, as amended and restated as of November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(1)(ii) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(h)(2)(i) Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(2)(ii) AML Amendment to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(2)(iii) Amendment, dated September 1, 2003, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(2)(iv) Amendment, dated September 1, 2010, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.

(h)(2)(v) Amended Fee Schedule to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (h)(2)(v) of Post-Effective Amendment No. 189 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000407 on May 28, 2015.

(h)(2)(vi) Transfer Agency Agreement, dated April 1, 2006, as amended November 13, 2013, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(vi) of Post-Effective Amendment No. 198 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000799 on October 8, 2015.

(h)(2)(vii) Transfer Agency Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(h)(3) Shareholder Services Plan relating to the Hancock Horizon Funds, LM Capital Opportunistic Bond Fund, RQSI Small Cap Hedged Equity Fund, and Westfield Funds, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 204 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001066 on February 26, 2016.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm,
PricewaterhouseCoopers LLP, relating to the Cardinal Small Cap Value Fund, RSQ International Equity Fund and Westfield Funds, is filed herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, relating to the RQSI Small Cap Hedged Equity Fund, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Distribution Plan (reimbursement type), dated February 23, 2005, relating to the Champlain Funds, is incorporated herein by reference to Exhibit
(m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(m)(2) Revised Schedule A to the Distribution Plan, dated February 23, 2005, relating to the Champlain Funds, is incorporated herein by reference to Exhibit
(m)(2) of Post-Effective Amendment No. 198 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000799 on October 8, 2015.

(m)(3) Distribution Plan (compensation type), dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(m)(4) Schedule A, as revised May 19, 2015, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 189 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000407 on May 28, 2015.

(m)(5) Revised Schedule F, dated March 10, 2008, as last amended February 11, 2014, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the Frost Funds, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 175 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000232 on March 31, 2014.

(m)(6) Schedule H, as revised May 19, 2015, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the Kopernik Funds, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 192 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000441 on June 29, 2015.

(m)(7) Schedule I, dated November 20, 2013, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the RSQ International Equity Fund, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(m)(8) Schedule J, dated August 25, 2015, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the RQSI Small Cap Hedged Equity Fund, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 195 the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000690 on August 31, 2015.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, including Amended and Restated Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000736 on November 26, 2014.

(n)(2) Amended and Restated Schedule A, dated February 23, 2016, to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the Hancock Horizon Funds, is incorporated herein by reference to Exhibit
(n)(2) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(n)(3) Amended and Restated Schedule C to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the Champlain Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 209 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001451 on June 30, 2016.

(n)(4) Amended and Restated Schedule G, dated May 18, 2015, to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the Kopernik Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 192 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000441 on June 29, 2015.

(n)(5) Schedule I, dated August 25, 2015, to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the RQSI Small Cap Hedged Equity Fund, is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 195 the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000690 on August 31, 2015.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(p)(2) SEI Investments Distribution Co. Code of Ethics, dated October 7, 2016 is filed herewith.

(p)(3) Horizon Advisers Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(p)(4) EARNEST Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.

(p)(5) Champlain Investment Partners, LLC Code of Ethics, dated January 2016, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(p)(6) W. H. Reaves & Co., Inc. Code of Ethics, dated July 18, 2011, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(7) Frost Investment Advisors, LLC Code of Ethics, dated March 25, 2014, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 178 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000321 on May 19, 2014.

(p)(8) Kempner Capital Management, Inc. Code of Ethics, dated July 2012, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(9) Westfield Capital Management Company, L.P. Code of Ethics, dated June 9, 2016 is filed herewith.

(p)(10) LM Capital Group, LLC Code of Ethics, dated January 4, 2013, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(p)(11) Kopernik Global Investors, LLC Code of Ethics, dated September 11, 2013, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(p)(12) R Squared Capital Management L.P. Code of Ethics, dated March 25, 2014, is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 185 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000091 on February 27, 2015.

(p)(13) SEI Investments Global Funds Services Code of Ethics, dated February 2016, is filed herewith.

(p)(14) Cardinal Capital Management, L.L.C. Code of Ethics, dated June 2015, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 204 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001066 on February 26, 2016.

(p)(15) GlobeFlex Capital, L.P. Code of Ethics, dated March 2016, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001379 on May 27, 2016.

(p)(16) Ramsey Quantitative Systems, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment No. 195 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000690 on August 31, 2015.

(p)(17) PanAgora Asset Management, Inc. Code of Ethics, dated December 31, 2015, is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-16-001906 on December 7, 2016.

(q)(1) Powers of Attorney, dated May 15, 2013, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and Joseph T. Grause, Jr. are incorporated herein by reference to Exhibit (q) of Post-

Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(q)(2) Power of Attorney, dated August 3, 2015, for Mr. Stephen Connors is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 195 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-15-000690 on August 31, 2015.

(q)(3) Resolution adopted by the Board of Trustees of the Registrant on February 28, 2017 is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CARDINAL CAPITAL MANAGEMENT, L.L.C.

Cardinal Capital Management, L.L.C. ("Cardinal Capital") serves as the investment adviser for the Registrant's Cardinal Small Cap Value Fund. The principal address of Cardinal Capital is Four Greenwich Office Park, Greenwich, Connecticut 06831. Cardinal Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended October 31, 2015 and 2016, no director, officer or partner of Cardinal Capital engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund, Champlain Mid Cap Fund, Champlain Focused Large Cap Value Fund (formerly, Champlain All Cap Fund) and Champlain Emerging Markets Fund. The principal address of Champlain is 180 Battery Street, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended July 31, 2015 and 2016 and the fiscal years ended September 30, 2014 and 2015, no director, officer or partner of Champlain engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC

EARNEST Partners, LLC ("EARNEST") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. EARNEST is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Paul E. Viera          Westchester Limited, LLC            Manager
CEO and Manager        1180 Peachtree Street NE Suite
                       2300
                       Atlanta, GA 30309
                       ---------------------------------------------------------
                       GREYBULL Partners LLC               Manager
                       1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
John G. Whitmore       GREYBULL Partners LLC               COO
COO                    1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
James M. Wilson        GREYBULL Partners LLC               CCO and Secretary
CCO and Secretary      1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
Carsten J. Fiege       GREYBULL Partners LLC               General Counsel
General Counsel        1180 Peachtree Street
                       Suite 2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as the investment adviser for the Registrant's Frost Growth Equity Fund, Frost Value Equity Fund, Frost Moderate Allocation Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund, Frost Credit Fund and Frost Aggressive Allocation Fund. The principal business address for Frost is 100 West Houston Street,
15th Floor, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended July 31, 2015 and 2016, no director, officer or partner of Frost engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

GLOBEFLEX CAPITAL, L.P.

GlobeFlex Capital, L.P. ("GlobeFlex") serves as investment sub-adviser for the Registrant's Hancock Horizon International Small Cap Fund. The principal business address for GlobeFlex is 4365 Executive Drive, Suite 720, San Diego, California 92121. GlobeFlex is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended January 31, 2015 and January 31, 2016, no director, officer or partner of GlobeFlex engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Funds (Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Diversified International Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Diversified Income Fund, U.S. Small Cap Fund, Dynamic Asset Allocation Fund, International Small Cap Fund and Microcap Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION           NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT             BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                     OTHER COMPANY
--------------------------------------------------------------------------------
Miles Milton                Hancock Investment Services,        President & CEO
Executive Vice President    Inc.
                            2600 Citiplace Drive, Suite 100
                            Baton Rouge, LA 70808
--------------------------------------------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("KCM") serves as the investment sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of KCM is 2201 Market Street, 12th Floor, Frost Bank Building, Galveston, Texas 77550-1503. KCM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION           NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT             BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                     OTHER COMPANY
--------------------------------------------------------------------------------
Harris L. Kempner, Jr.,     H. Kempner Trust Association        Trustee
President                   P.O. Box 119
                            Galveston, TX 77553
                            ----------------------------------------------------
                            Legacy Holding Company              Director
                            600 Jefferson St., Suite 300
                            Houston, TX 77002
                            ----------------------------------------------------
                            Balmorhea Ranches                   Director
                            P.O. Box 348
                            Pecos, TX 79772
                            ----------------------------------------------------
                            Frost Bank -- Galveston             Advisory
                            P.O. Box 179                        Director
                            Galveston, TX 77553
                            ----------------------------------------------------
                            Cullen Frost Bankers Inc. --        Director
                            San Antonio                         Emeritus
                            P.O. Box 1600
                            San Antonio, TX 78296
                            ----------------------------------------------------
                            Kempner Securities GP, LLC          General Partner
                            P.O. Box 119
                            Galveston, TX 77553
                            ----------------------------------------------------
                            Galveston Finale GP, LLC            General Partner
                            P.O. Box 119
                            Galveston, TX 77553
--------------------------------------------------------------------------------

KOPERNIK GLOBAL INVESTORS, LLC

Kopernik Global Investors, LLC ("Kopernik") serves as the investment adviser for the Registrant's Kopernik Global All-Cap Fund and Kopernik International Fund. The principal address of Kopernik is Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, Florida 33602. Kopernik is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended October 31, 2015 and 2016, no director, officer or partner of Kopernik engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

LM CAPITAL GROUP, LLC

LM Capital Group, LLC ("LM Capital") serves as investment adviser for the Registrant's LM Capital Opportunistic Bond Fund. The principal address of LM Capital is 750 B Street, Suite 3010, San Diego, California 92101. LM Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION              NAME AND PRINCIPAL                CONNECTION WITH
WITH INVESTMENT                BUSINESS ADDRESS OF               OTHER COMPANY
ADVISER                        OTHER COMPANY
--------------------------------------------------------------------------------
Luis Maizel, Sr. Managing      LM Advisors                       President
Director                       750 B Street, Suite 3020
                               San Diego, CA 92101
--------------------------------------------------------------------------------

PANAGORA ASSET MANAGEMENT, INC.

PanAgora Asset Management, Inc. ("PanAgora") serves as the investment adviser for the Registrant's PanAgora Diversified Arbitrage Yield Fund. The principal address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended July 31, 2015 and 2016, no director, officer or partner of PanAgora engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

R SQUARED CAPITAL MANAGEMENT L.P.

R Squared Capital Management L.P. ("RSQ") serves as the investment adviser for the Registrant's RSQ International Equity Fund. The principal address of RSQ is 299 Park Avenue, 6th Floor, New York, New York 10171. RSQ is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION              NAME AND PRINCIPAL                CONNECTION WITH
WITH INVESTMENT                BUSINESS ADDRESS OF               OTHER COMPANY
ADVISER                        OTHER COMPANY
--------------------------------------------------------------------------------
Richard Pell                   Nile Capital LLC                  Advisory Board
Chairman                       2121 Avenue of the Stars,
                               Ste 160
                               Los Angeles, CA 90067
--------------------------------------------------------------------------------

RAMSEY QUANTITATIVE SYSTEMS, INC.

Ramsey Quantitative Systems, Inc. ("RQSI") serves as the investment adviser for the Registrant's RQSI Small Cap Hedged Equity Fund. The principal address of RQSI is 1515 Ormsby Station Court, Louisville, KY 40223. RQSI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2015 and 2016.

--------------------------------------------------------------------------------
NAME AND POSITION              NAME AND PRINCIPAL                CONNECTION WITH
WITH INVESTMENT                BUSINESS ADDRESS OF               OTHER COMPANY
ADVISER                        OTHER COMPANY
--------------------------------------------------------------------------------
Neil Ramsey               Kentucky Retirement Systems            Member, Board
President, Director           1260 Louisville Rd                 of Trustees
                              Frankfort, KY 40601
                     -----------------------------------------------------------
                            Vanderbilt University                Member, Board
                     Owen Graduate School of Management          of Visitors
                           401 21st Avenue South
                           Nashville, TN   37203
                     -----------------------------------------------------------
                     Kentucky Governor's Scholar Program         Member, Board
                    1024 Capital Center Drive, Suite 210         of Directors
                             Frankfort, KY 40601
                     -----------------------------------------------------------
                                Conficare                        President
                        1515 Ormsby Station Court
                           Louisville, KY 40223
                     -----------------------------------------------------------
                      Catholic Education Foundation              Member, Board
                          401 W Main St #806                     of Directors
                         Louisville, KY 40202
                     -----------------------------------------------------------
                         Anchorage City Council                  City Council
                           1306 Evergreen Rd                     Member
                          Louisville, KY 40223
--------------------------------------------------------------------------------

W. H. REAVES & CO., INC.

W. H. Reaves & Co., Inc. ("Reaves Asset Management") serves as the investment adviser for the Registrant's Reaves Utilities and Energy Infrastructure Fund. The principal business address of Reaves Asset Management is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. Reaves Asset Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended July 31, 2015 and 2016, no director, officer or partner of Reaves Asset Management engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Westfield Capital Management Company, L.P. ("Westfield") serves as the investment adviser for the Registrant's Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund. The principal business address of Westfield is One Financial Center, Boston, Massachusetts 02111. Westfield is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

During the fiscal years ended October 31, 2015 and 2016, no director, officer or partner of Westfield engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)        April 1, 1999

Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act
          Qualified Investment Fund)                          January 8, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds Trust                                         September 8, 2010
Adviser Managed Trust                                         December 10, 2010
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013
SEI Insurance Products Trust                                  September 10, 2013
The KP Funds                                                  September 19, 2013
The Advisors' Inner Circle Fund III                           February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust                        April 1, 2014
Winton Series Trust                                           December 11, 2014
SEI Catholic Values Trust                                     March 24, 2015
SEI Hedge Fund SPC                                            June 26, 2015
SEI Energy Debt Fund                                          June 30, 2015
Winton Diversified Opportunities Fund                         September 1, 2015
Gallery Trust                                                 January 8, 2016
RiverPark Commercial Real Estate Fund                         August 12, 2016
Schroder Series Trust                                         February 10, 2017
Schroder Global Series Trust                                  February 10, 2017

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                         POSITION AND OFFICE                                          POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                                                WITH REGISTRANT
---------------------------------------------------------------------------------------------------------------
William M. Doran         Director                                                            Trustee
Paul F. Klauder          Director                                                               --
Wayne M. Withrow         Director                                                               --
Kevin P. Barr            Director, President & Chief Executive Officer                          --
Maxine J. Chou           Chief Financial Officer, Chief Operations Officer,
                            & Treasurer                                                         --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money Laundering
                            Officer & Assistant Secretary                                       --
John C. Munch            General Counsel & Secretary                                            --
Mark J. Held             Senior Vice President                                                  --
John P. Coary            Vice President & Assistant Secretary                                   --
Lori L. White            Vice President & Assistant Secretary                                   --
Judith A. Hirx           Vice President                                                         --
Jason McGhin             Vice President                                                         --
Gary Michael Reese       Vice President                                                         --
Robert M. Silvestri      Vice President                                                         --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Hancock Bank and Trust
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

U.S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402

MUFG Union Bank, N.A.
350 California Street
6th Floor
San Francisco, California 94104

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5);
(6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Cardinal Capital Management, L.L.C.
Four Greenwich Office Park
Greenwich, Connecticut 06831

Champlain Investment Partners, LLC
180 Battery Street
Burlington, Vermont 05401

EARNEST Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Frost Investment Advisors, LLC
100 West Houston Street
15th Floor
San Antonio, Texas 78205-1414

GlobeFlex Capital, L.P.
4365 Executive Drive, Suite 720
San Diego, California 92121

Horizon Advisers
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

Kempner Capital Management, Inc.
2201 Market Street
12th Floor
Frost Bank Building
Galveston, Texas 77550-1503

Kopernik Global Investors, LLC
Two Harbour Place
302 Knights Run Avenue, Suite 1225
Tampa, Florida 33602

LM Capital Group, LLC
750 B Street
Suite 3010
San Diego, California 92101

PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor
Boston, Massachusetts 02210

R Squared Capital Management L.P.
299 Park Avenue, 6th Floor
New York, New York 10171

Ramsey Quantitative Systems, Inc.
1515 Ormsby Station Court
Louisville, Kentucky 40223

W. H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 219 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of February, 2017.

                                             THE ADVISORS' INNER CIRCLE FUND II

                                             By:           *
                                                 --------------------------
                                                 Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

     *                             Trustee                     February 28, 2017
------------------------------
John K. Darr

     *                             Trustee                     February 28, 2017
------------------------------
William M. Doran

     *                             Trustee                     February 28, 2017
------------------------------
Joseph T. Grause, Jr.

     *                             Trustee                     February 28, 2017
------------------------------
Mitchell A. Johnson

     *                             Trustee                     February 28, 2017
------------------------------
Betty L. Krikorian

     *                             Trustee                     February 28, 2017
------------------------------
Robert A. Nesher

     *                             Trustee                     February 28, 2017
------------------------------
Bruce Speca

     *                             Trustee                     February 28, 2017
------------------------------
George J. Sullivan, Jr.

     *                             President                   February 28, 2017
------------------------------
Michael Beattie

     *                             Treasurer, Controller &     February 28, 2017
------------------------------     Chief Financial Officer
Stephen Connors

*By:   /s/ Dianne M. Descoteaux
       --------------------------
       Dianne M. Descoteaux
       Attorney-in-Fact

                                 EXHIBIT INDEX

(d)(1)(xiii)    Investment Advisory Agreement, dated June 27, 2016, between the
                Registrant and R Squared Capital Management L.P., relating to the RSQ International Equity Fund

(i)             Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

(j)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, relating to the Cardinal Small Cap Value Fund, RSQ International Equity Fund and Westfield Funds

(j)(2) Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, relating to the RQSI Small Cap Hedged Equity Fund

(p)(2)          SEI Investments Distribution Co. Code of Ethics, dated October
                7, 2016

(p)(9) Westfield Capital Management Company, L.P. Code of Ethics, dated June 9, 2016

(p)(13)         SEI Investments Global Funds Services Code of Ethics, dated
                February 2016

(q)(3) Resolution adopted by the Board of Trustees of the Registrant on February 28, 2017